As filed with the Securities and Exchange Commission on or about February 26, 2010

Registration No. 333-15881
Investment Company Act File No. 811-07917

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 45	☒
Registration Statement Under The Investment Company Act Of 1940	☒
Amendment No. 46	☒

WILSHIRE VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700
Santa Monica, California  90401
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (310) 451-3051

(Name and Address of Agent for Service) Lawrence E. Davanzo c/o Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401	Copy to: Cathy G. O’Kelly Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b);
☐	on _______ pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☒	on May 1, 2010 pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2);
☐	on _______ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	May 1, 2010

WILSHIRE
VARIABLE INSURANCE TRUST

Equity Fund
Balanced Fund
Income Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Page

FUND SUMMARIES	1
Equity Fund	1
Balanced Fund	5
Income Fund	9
Small Cap Growth Fund	13
International Equity Fund	17
Socially Responsible Fund	21
Tax Information	25
Financial Intermediary Compensation	25
FUND DETAILS	26
MORE ABOUT RISKS	35
TYPES OF INVESTMENTS	38
MANAGEMENT	42
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN	51
PURCHASES AND REDEMPTIONS	51
Redemption of Equity Fund Shares by Existing Public Shareholders	52
Systematic Cash Withdrawal Plan	52
Customer Identification Program	53
Short-Term and Excessive Trading	53
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES	54
FINANCIAL HIGHLIGHTS	55
OTHER INFORMATION	61
Public Shareholder Communications	61
Shareholder Inquiries	61
Voting Rights	62
Additional Information	62

i

FUND SUMMARIES

Equity Fund

Investment Objective

The Equity Fund seeks long-term capital growth.  As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	%
Total Annual Fund Operating Expenses	%

Example:  This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The Equity Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non affiliated equity investment companies, including the Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”).  The operating companies in which the Equity Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry.  On average, the Equity Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500 Index.  The Equity Fund may also invest in preferred stocks.  Additionally, up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depositary Receipts. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes:  principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards.  Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

Principal Risks

You may lose money by investing in the Equity Fund.  In addition, investing in the Equity Fund involves the following principal risks:

Equity Risk.  The principal risk of investing in the Equity Fund is equity risk.  This is the risk that the prices of stocks held by the Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the Equity Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Equity Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk.  For equity securities, stock market movements will affect the Equity Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Equity Fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

By investing in the Equity Fund, an investor also assumes the same type of risks, either indirectly or directly, as investing in the 130/30 Fund.  For the 130/30 Fund, such risks include “Equity Risk” as described above, and the following other risks:

Multi-Managed Fund Risk.  The 130/30 Fund is a multi-managed fund with multiple sub-advisers who employ different strategies.  As a result, the 130/30 Fund may have buy and sell transactions in the same security on the same day.  In addition, at any given time, the 130/30 Fund may have long and short positions in the same security.

Short Sale Risk.  Short sales involve costs and risk.  If a security sold short increases in price, the 130/30 Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss.  The 130/30 Fund will have substantial short positions and must borrow those securities to make delivery to the buyer.  The 130/30 Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so.  As a result, the 130/30 Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

2

More information about risks, including additional risk facts or not discussed above, is included in “More About Risks” and the Equity Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the Equity Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the Equity Fund by showing the changes in the Equity Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The Equity Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 Year	5 years	10 years
Equity Fund
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Madison Square Investors, LLC (“Madison Square”)

Harvey Fram, CFA, Managing Director of Madison Square and Portfolio Manager of the Equity Fund.  Mr. Fram has served as Portfolio Manager since [_____].

Migene Kim, CFA, Portfolio Manager for the core equity team of Madison Square and Portfolio Manager of the Equity Fund.  Ms. Kim has served as Portfolio Manager since [_____].

Mona Patni, Portfolio Manager for the core equity team of Madison Square and Portfolio Manager of the Equity Fund.  Ms. Patni has served as Portfolio Manager since [_____].

Victory Capital Management Inc. (“Victory”)

3

Lawrence G. Babin, CFA, Chief Investment Officer, Diversified Equity Senior Portfolio Manager and Senior Managing Director of Victory and Portfolio Manager of the Equity Fund.  Mr. Babin has served as Portfolio Manager since [_____].

Paul D. Danes, CFA, Senior Portfolio Manager, Senior Managing Director of Victory and Portfolio Manager of the Equity Fund.  Mr. Danes has served as Portfolio Manager since [_____].

Carolyn M. Rains, CFA, Portfolio Manager, Managing Director of Victory and Portfolio Manager of the Equity Fund.  Ms. Rains has served as Portfolio Manager since [_____].

Bradley S. Norton, CPA, CFA, Equity Research Analyst, Director of Victory and Portfolio Manager of the Equity Fund.  Mr. Norton has served as Portfolio Manager since [_____].

Martin L. Shagrin, Portfolio Specialist, Equity Research Analyst and Managing Director of Victory and Portfolio Manager of the Equity Fund.  Mr. Shagrin has served as Portfolio Manager since [_____].

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

4

Balanced Fund

Investment Objective

The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks.  Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Fees and Expenses of the Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	%
Acquired Fund Fees and Expenses (Underlying Investments)
Total Annual Fund Operating Expenses	%
_______________
*
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Income Fund and 130/30 Fund.  These indirect expenses are based on actual expense ratios for the Income Fund and 130/30 Fund.  The Income Fund and 130/30 Fund’s fees and expenses are not reflected in the Balanced Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

Example:  This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund’s performance. During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Balanced Fund operates under a fund of funds structure.  The Balanced Fund invests substantially all of its assets in the Income Fund and the 130/30 Fund.  As a matter of investment policy, 30% to 50% of the value of its assets will be invested in the Income Fund and 0% to 55% of the value of its assets will be invested in the 130/30 Fund.  Under normal circumstances, the Balanced Fund’s target asset mix is 55% equity securities and 55% fixed income securities.  In addition, the Balanced Fund may invest in certain individual securities, including money market instruments and U.S. government securities.

5

For the Income Fund, the “Fund Summaries” section includes a description of the types of securities in which the Income Fund is permitted to invest.

For the 130/30 Fund, the following describes the types of securities in which the 130/30 Fund is permitted to invest:

•
The 130/30 Fund normally invests at least 85% of its net assets in large cap securities.  Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index—greater than approximately [$43] million as of _____ __, 2010.

•	The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies.

•	Each Sub-Adviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform.

•
The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions.  The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

•
The 130/30 Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”).  The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.  The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments.

•
The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

Principal Risks

You may lose money by investing in the Balanced Fund.  In addition, by investing in the Balanced Fund, an investor assumes the same types of risks, either directly, or indirectly, as investing in the Income Fund and the 130/30 Fund.  For the Income Fund, such risks are described in the “Fund Summaries” section for the Income Fund.  For the 130/30 Fund, such risks are as follows:

Equity Risk.  The principal risk of investing in the 130/30 Fund is equity risk.  This is the risk that the prices of stocks held by the 130/30 Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the 130/30 Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the 130/30 Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

6

Multi-Managed Fund Risk.  The 130/30 Fund is a multi-managed fund with multiple sub-advisers who employ different strategies.  As a result, the 130/30 Fund may have buy and sell transactions in the same security on the same day.  In addition, at any given time, the 130/30 Fund may have long and short positions in the same security.

Short Sale Risk.  Short sales involve costs and risk.  If a security sold short increases in price, the 130/30 Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss.  The 130/30 Fund will have substantial short positions and must borrow those securities to make delivery to the buyer.  The 130/30 Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so.  As a result, the 130/30 Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

More information about risks, including additional risk facts not discussed above, is included in “More About Risks” and the Balanced Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the Balanced Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the Balanced Fund by showing the changes in the Balanced Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market indexes.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The Balanced Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

7

Average Annual Total Returns
(periods ended December 31, 2009)

	1 Year	5 years	10 years
Balanced Fund
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index** (reflects no deduction for fees, expenses or taxes)
Stock/Bond Composite*** (reflects no deduction for fees, expenses or taxes)
_____________
*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.
**
The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate asset-backed and mortgage backed securities with a maturity of one year or more.

***
Fifty-five percent S&P 500 Index and forty-five percent Barclays Capital Aggregate Bond Index.  (Prior to September 28, 2009, sixty percent S&P 500 Index and forty percent Barclays Capital Aggregate Bond Index.)

Management

Adviser

Wilshire Associates Incorporated

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

8

Income Fund

Investment Objective

The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Fees and Expenses of the Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	%
Total Annual Fund Operating Expenses	%

Example:  This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

Principal Risks

You may lose money by investing in the Income Fund.  In addition, investing in the Income Fund involves the following principal risks:

9

Credit Risk.  For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund.  The credit risk of the Income Fund depends on the credit quality of its underlying securities.  In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk.  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates.  In general, debt securities’ prices rise or fall inversely to changes in interest rates.  If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise.  In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Prepayment Risk.  Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets.  While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value.  Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.  Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk.  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date.  If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline.  Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities.  To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk.  A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs.  Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk.  The investment performance of the Income Fund is in part dependent upon a subadviser’s skill in making appropriate investments.  To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

More information about risks, including additional risk facts not discussed above, is included in “More About Risks” and the Income Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the Income Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the Income Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

10

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 Year	5 years	10 years
Income Fund
Barclays Capital Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)
_____________
*
The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited ("WAML")

Stephen A. Walsh, Chief Investment Officer of Western Asset and Co- Lead Portfolio Manager of the Income Fund.  Mr. Walsh has served as Portfolio Manager since [_____].

S. Kenneth Leech, Chief Investment Officer Emeritus of Western Asset and Co- Lead Portfolio Manager of the Income Fund.  Mr. Leech has served as Portfolio Manager since [_____].

Edward A. Moody, Portfolio Manager of the Income Fund.  Mr. Moody has served as Portfolio Manager since [_____].

Carl L. Eichstaedt, Portfolio Manager of the Income Fund.  Mr. Eichstaedt has served as Portfolio Manager since [_____].

Mark Lindbloom, Portfolio Manager of the Income Fund.  Mr. Lindbloom has served as Portfolio Manager since [_____].

Chris Diegelman, Portfolio Manager of the Income Fund.  Mr. Diegelman has served as Portfolio Manager since [_____].

11

Michael C. Buchanan, Portfolio Manager of the Income Fund.  Mr. Buchanan has served as Portfolio Manager since [_____].

Keith Gardner, Portfolio Manager of the Income Fund.  Mr. Gardner has served as Portfolio Manager since [_____].

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

12

Small Cap Growth Fund

Investment Objective

The Small Cap Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.15%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses*	%
Total Annual Fund Operating Expenses**	%
_______________
[*
“Other expenses” include the expenses of Acquired Funds in which the Fund invests of less than 0.01% of the Fund’s average net assets.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.]

**
For the fiscal year ended December 31, 2009, Wilshire voluntarily waived ___% of its management fee for the Small Cap Growth Fund .  After the waiver, actual net annual operating expenses, excluding Acquired Fund Fees and Expenses (“AFFE”), for the Small Cap Growth Fund for the fiscal year ended December 31, 2009 was ___%.  Wilshire’s voluntary fee waiver is expected to continue until December 31, 2010 and may be terminated at any time.

Example:  This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was __% of the average value of its portfolio.

13

Principal Investment Strategies

The Small Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.  The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential.  A security would be considered by the subadvisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Small Cap Growth Fund’s benchmark, the Russell 2000 Growth Index.  The Russell 2000 Growth Index is composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

Principal Risks

You may lose money by investing in the Small Cap Growth Fund.  In addition, investing in the Small Cap Growth Fund involves the following principal risks:

Small Cap Risk.  Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently.  These companies may be in the developmental stage or may be older companies undergoing significant changes.  Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies.  As a result, the prices of small-cap companies may rise and fall more sharply.

Equity Risk.  A principal risk of investing in the Small Cap Growth Fund is equity risk.  This is the risk that the prices of stocks held by the Small Cap Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the Small Cap Growth Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Small Cap Growth Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Investment Style Risk.  During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Market Risk.  For equity securities, stock market movements will affect the Small Cap Growth Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Small Cap Growth Fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk.  The investment performance of the Small Cap Growth Fund is in part dependent upon a subadviser’s skill in making appropriate investments.  To the extent that the Small Cap Growth Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Small Cap Growth Fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of the Small Cap Growth Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Small Cap Growth Fund relative to the market or index.

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Turnover Risk.  A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

More information about risks, including additional risk facts not discussed above, is included in “More About Risks” and the Small Cap Growth Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the Small Cap Growth Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the Small Cap Growth Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The Small Cap Growth Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 Year	5 years	10 years
Small Cap Growth Fund
Russell 2000 Growth index* (reflects no deduction for fees, expenses or taxes)
_______________
*	The Russell 2000 Growth Index is an unmanaged securities index composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Copper Rock Capital Partners, LLC (“Copper Rock”)

Tucker Walsh, Chief Executive Officer and Head of Portfolio Management of Copper Rock and Portfolio Manager of the Small Cap Growth Fund.  Mr. Walsh has served as Portfolio Manager since [_____].

Mellon Capital Management Corporation (“Mellon”)

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Karen Q. Wong, Managing Director of Equity Index Strategies, West Coast with Mellon and Portfolio Manager of the Small Cap Growth Fund.  Ms. Wong has served as Portfolio Manager since [_____].

Richard A. Brown, Director of Equity Portfolio Management with Mellon and Portfolio Manager of the Small Cap Growth Fund.  Mr. Brown has served as Portfolio Manager since [_____].

Thomas J. Durante, Director, and Senior Portfolio Manager, Equity with Mellon and Portfolio Manager of the Small Cap Growth Fund.  Mr. Durante has served as Portfolio Manager since [_____].

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

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International Equity Fund

Investment Objective

The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Fees and Expenses of the International Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	%
Acquired Fund Fees and Expenses (Underlying Investments)%
Total Annual Fund Operating Expenses*	%

*
For the fiscal year ended December 31, 2009, Wilshire voluntarily waived ___% of its management fee for the International Equity Fund.  After the waiver, actual net annual operating expenses, excluding Acquired Fund Fees and Expenses (“AFFE”), for the International Equity Fund for the fiscal year ended December 31, 2009 was ___%.  Wilshire’s voluntary fee waiver is expected to continue until December 31, 2010 and may be terminated at any time.

Example:  This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States.  The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries.  The International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges.  The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

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Principal Risks

You may lose money by investing in the International Equity Fund.  In addition, investing in the International Equity Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.  These risks are magnified in less-established, emerging markets.

Equity Risk.  A principal risk of investing in the International Equity Fund is equity risk.  This is the risk that the prices of stocks held by the International Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the International Equity Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the International Equity Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Currency Risk.  Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Small Cap Risk.  Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently.  These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies.  As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk.  For equity securities, stock market movements will affect the International Equity Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk.  The investment performance of the International Equity Fund is in part dependent upon a subadviser’s skill in making appropriate investments.  To the extent that the International Equity Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the International Equity Fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of the International Equity Fund’s strategy can lead to substantial differences in the sector or industry allocation of the International Equity Fund relative to the market or index.

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More information about risks, including additional risk facts not discussed above, is included in “More About Risks” and the International Equity Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the International Equity Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the International Equity Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The International Equity Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 Year	5 years	10 years
International Equity Fund
MSCI EAFE Index* (reflects no deduction for fees, expenses or taxes)
_______________
*	The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

PanAgora Asset Management, Inc. (“PanAgora”)

William Zink, Portfolio Manager of the International Equity Fund.  Mr. Zink has served as Portfolio Manager since [_____].

Melanie Batstone, Portfolio Manager of the International Equity Fund.  Ms. Batstone has served as Portfolio Manager since [_____].

Randall Yarlas, Portfolio Manager of the International Equity Fund.  Mr. Yarlas has served as Portfolio Manager since [_____].

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Anthony Troilo, Portfolio Manager of the International Equity Fund.  Mr. Troilo has served as Portfolio Manager since [_____].

Thomas White International, Ltd.  (“Thomas White”)

Thomas S. White, Jr., Co-Founder, President and Chief Investment Officer of Thomas White and Portfolio Manager of the International Equity Fund.  Mr. White has served as Portfolio Manager since [_____].

Douglas M. Jackman, CFA, Executive Vice President and Senior Research Officer of Thomas White and Portfolio Manager of the International Equity Fund.  Mr. Jackman has served as Portfolio Manager since [_____].

Wei Li, Ph.D, CFA, Executive Vice President and Research Officer of Thomas White and Portfolio Manager of the International Equity Fund.  Dr. Li has served as Portfolio Manager since [_____].

Jinwen Zhang, Ph.D, CFA, Senior Vice President and Research Officer of Thomas White and Portfolio Manager of the International Equity Fund.  Dr. Zhang has served as Portfolio Manager since [_____].

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

20

Socially Responsible Fund

Investment Objective

The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

Fees and Expenses of the Socially Responsible Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Socially Responsible Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	%
Total Annual Fund Operating Expenses	%

Example:  This example is intended to help you compare the cost of investing in the Socially Responsible Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Socially Responsible Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Socially Responsible Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Socially Responsible Fund’s performance. During the most recent fiscal year, the Socially Responsible Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies).  The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria.  Investments in equity securities are limited to issuers which, in the subadviser’s judgment, meet the following criteria:

•	do not produce tobacco products;

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•	do not produce alcoholic beverages;

•	do not own and/or operate casinos or manufacture gaming devices;

•	do not produce pornographic materials;

•	do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

•	by popular standards, maintain non-discriminatory employment practices throughout a company’s facilities; and

•	by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, or that are exhibiting improvement.

The Adviser allocates the Fund’s assets between two investment strategies:  an appreciation strategy and a large cap core strategy.

Principal Risks

You may lose money by investing in the Socially Responsible Fund.  In addition, investing in the Socially Responsible Fund involves the following principal risks:

Socially Responsible Risk. The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the sub-adviser may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria.  As a result, the sub-adviser may pass up opportunities to buy certain securities when it is otherwise advantageous to so do or may sell certain securities when it is otherwise disadvantageous to do so.  In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Equity Risk.  A principal risk of investing in the Socially Responsible Fund is equity risk.  This is the risk that the prices of stocks held by the Socially Responsible Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the Socially Responsible Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Socially Responsible Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk.  For equity securities, stock market movements will affect the Socially Responsible Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Socially Responsible Fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk.  The investment performance of the Socially Responsible Fund is in part dependent upon either Wilshire’s or the subadviser’s skill in making appropriate investments.  To the extent that the Socially Responsible Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Socially Responsible Fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of the Socially Responsible Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Socially Responsible Fund relative to the market or index.

22

More information about risks, including additional risk facts not discussed above, is included in “More About Risks” and the Socially Responsible Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the Socially Responsible Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the Socially Responsible Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The Socially Responsible Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 Year	5 years	10 years
Socially Responsible Fund	%	%	%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)%		%	%
_______________
*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

Management

Adviser

Wilshire Associates Incorporated

Sub-Adviser and Portfolio Managers

ClearBridge Advisors, LLC (“ClearBridge”)

Scott Glasser, Managing Director, Co-Director of Research, Senior Portfolio Manager of ClearBridge and Portfolio Manager of the Socially Responsible Fund.  Mr. Glasser has served as Portfolio Manager since [_____].

23

Mary Jane McQuillen, Director of ClearBridge and Portfolio Manager of the Socially Responsible Fund.  Ms. McQuillen has served as Portfolio Manager since [_____].

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

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Tax Information

A Fund’s distributions are expected to be paid annually and are generally tax-exempt.  However, a portion of a Fund’s distributions may be subject to federal income tax.

Financial Intermediary Compensation

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND DETAILS

Wilshire Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”) and is made up of a series of portfolios.  The Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (each a “Fund” and collectively, the “Funds”) are offered in this prospectus.

Equity Fund

Wilshire has retained Madison Square and Victory to manage the Equity Fund.  The basic investment philosophy of each subadviser is described below.

Madison Square seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index.  The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors.  On occasion, trading strategies that seek to realize returns over shorter periods may be employed.  The core strategy utilized by the portfolio manager includes both growth and value styles.  A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns.  Madison Square’s portion of the Equity Fund’s portfolio is constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Madison Square seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index.  The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors.  On occasion, trading strategies that seek to realize returns over shorter periods may be employed.  The core strategy utilized by the portfolio manager includes both growth and value styles.  A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns.  Madison Square’s portion of the Equity Fund’s portfolio is constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Upon completion of the analysis and review, the portfolio management team enters trades in the portfolio management system, creating an electronic trading blotter.  The blotter is immediately available, electronically, to the trader who is then responsible for placing the orders with various brokers. The objective is to create a portfolio of securities with the most attractive return forecasts while minimizing risk relative to the benchmark.  The current risk controls applied to the portfolio are a maximum target tracking error of 2% annualized, sector constraints of +/-2.5%, and security-specific bounds of +/-1.25% relative to the benchmark.

Madison Square typically engages in price-sensitive strategic trading, taking care to build or liquidate positions based on the specific trading characteristics of each security.  The portfolio management team works closely with trading to monitor the status of outstanding trades.

Victory manages its allocated portion of the Equity Fund’s portfolio by pursuing a blended investment strategy (large cap core) to produce a higher return with less risk.  Victory research analysts and portfolio managers employ a multi-discipline approach to assess and rank the relative attractiveness of these large cap stocks.  Its investment team seeks superior long-term performance by buying stocks, which are believed to be intrinsically undervalued, statistically inexpensive, and where a catalyst exists to improve investor sentiment. In addition, the investment team endeavors to generate consistent results with a sharp focus on managing risk.

26

Stock selection allows the portfolio managers flexibility to utilize both value and growth stocks in an effort to produce consistent, positive returns across all market cycles.  The goal of these efforts is to identify growth companies selling at value prices or value stocks that are undervalued.  The team looks for companies that are “statistically cheap,” having the best relative historical valuations, combined with positive earnings revisions; and the team seeks to identify the presence of a catalyst for future growth (merger, acquisition, new product development).  The goal is to buy stocks that are value opportunities with near-term catalysts, and exit stocks that are at the end of a momentum run.

The decision-making process is both top-down and bottom-up, taking place concurrently.  Victory’s Diversified Equity team relies on its own independent views and decisions while incorporating our in-house research and management resources.  Victory’s Diversified Equity team believes in listening to the market and finding value in stocks that can outperform with the objective of getting in early and exiting profitably.

Stocks are sold when it is determined that the valuation of a company has become too rich (i.e., the stock is at the end of a momentum run) or if the team’s expectations for the future prospects of the business change.  Stocks are also sold if the team determines that a mistake was made and that assets can be better applied elsewhere.  Sell decisions are implemented and overseen in the same manner as buy decisions.

Under normal circumstances, the Equity Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Equity Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Equity Fund’s ability to achieve its investment objective.

As noted previously, the Equity Fund invests in the 130/30 Fund.  The following describes the types of securities in which the 130/30 Fund is permitted to invest:

The 130/30 Fund normally invests at least 85% of its net assets in large cap securities.  Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index.

The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies.  Each subadviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform.  Selling short allows a subadviser to sell a security it does not own in anticipation of a possible decline in the security’s market price.  To complete the short sale, the 130/30 Fund buys back the same security in the market and returns it to the lender.  The 130/30 Fund makes money when it buys the shorted security at a lower price.  The 130/30 Fund loses money on a short sale when the price of the security goes up and the subadviser must pay more for the security to return it to the lender.  The 130/30 Fund pays interest to the lender for borrowing the security.  Each subadviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions.  The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%. Short sales allow the 130/30 Fund to earn returns on securities a subadviser believes will underperform and to maintain additional long positions while keeping the 130/30 Fund’s net exposure to the market at a level similar to a “long only” strategy.  As a result, the 130/30 Fund intends to maintain approximately 100% net long exposure.

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Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the 130/30 Fund’s obligation to cover the short position.  However, the 130/30 Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities.  If the 130/30 Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation.  In addition, the 130/30 Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations.  Generally, the 130/30 Fund must return to the lender any dividends or interest earned on a security during the loan period.

The 130/30 Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”).  The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.  The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments.  The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

An investor in the Equity Fund should understand that alternatively he or she could allocate investments directly to the 130/30 Fund.  By investing indirectly in the 130/30 Fund through the Equity Fund, an investor bears not only his or her proportionate share of certain expenses of the Equity Fund (such as operating costs), but also, indirectly, similar expenses of the 130/30 Fund.  However, shareholders of the Equity Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the Equity Fund’s investment in the 130/30 Fund, as discussed under “Management” on page __.

Balanced Fund

Wilshire allocates the Balanced Fund’s assets between shares of the Income Fund and 130/30 Fund.  This allocation is intended to reduce the volatility of investment returns and provide the potential for higher long-term total returns than investing solely in the Income Fund or 130/30 Fund.  As a matter of investment policy, 30% to 50% of the value of its assets will be invested in the Income Fund and 0% to 55% of the value of its assets will be invested in the 130/30 Fund.  Under normal circumstances, the Balanced Fund’s target asset mix is 55% equity securities and 55% fixed income securities. The Balanced Fund’s mix of assets is regularly adjusted between the Income Fund and 130/30 Fund to maintain policy targets.  Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, the Balanced Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Balanced Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Balanced Fund’s ability to achieve its investment objective.

For the Income Fund, the “Fund Summaries” and “Fund Details” sections include descriptions of the types of securities in which the Income Fund is permitted to invest.

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For the 130/30 Fund, the following describes the types of securities in which the 130/30 Fund is permitted to invest:

The 130/30 Fund normally invests at least 85% of its net assets in large cap securities.  Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index.

The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies.  Each subadviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform.  Selling short allows a subadviser to sell a security it does not own in anticipation of a possible decline in the security’s market price.  To complete the short sale, the 130/30 Fund buys back the same security in the market and returns it to the lender.  The 130/30 Fund makes money when it buys the shorted security at a lower price.  The 130/30 Fund loses money on a short sale when the price of the security goes up and the subadviser must pay more for the security to return it to the lender.  The 130/30 Fund pays interest to the lender for borrowing the security.  Each subadviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions.  The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%.  Short sales allow the 130/30 Fund to earn returns on securities a subadviser believes will underperform and to maintain additional long positions while keeping the 130/30 Fund’s net exposure to the market at a level similar to a “long only” strategy.  As a result, the 130/30 Fund intends to maintain approximately 100% net long exposure.

Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the 130/30 Fund’s obligation to cover the short position.  However, the 130/30 Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities.  If the 130/30 Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation.  In addition, the 130/30 Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations.  Generally, the 130/30 Fund must return to the lender any dividends or interest earned on a security during the loan period.

The 130/30 Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”).  The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.  The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments.  The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Income Fund and 130/30 Fund.  By investing indirectly in the Income Fund and 130/30 Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Income Fund and 130/30 Fund.  However, shareholders of the Balanced Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the fund of funds arrangement, as discussed under “Management” on page __.

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Income Fund

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays Capital Aggregate Bond Index’s (the “Barclays Capital Index”) duration.  There are no maximum maturity limits on individual securities.  For defensive purposes, the duration and maturity of the Income Fund may be shortened.  The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody’s, S&P or an equivalent rating) and non-U.S. debt obligations rated below the highest quality (as determined by Moody’s, S&P or an equivalent rating) and derivatives.

Currently, Wilshire has retained Western Asset, and its affiliate, WAML to manage the Income Fund.  The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Barclays Capital Index.  The Barclays Capital Index is a widely recognized measure of the aggregate U.S. bond market.  This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities.  These foreign assets will be invested at the discretion of WAML.  WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

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Under normal circumstances, the Income Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Income Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Income Fund’s ability to achieve its investment objective.

Small Cap Growth Fund

Currently, Wilshire has retained Mellon and Copper Rock to manage the Small Cap Growth Fund.  The basic investment philosophy of each subadviser is described below.

Mellon invests in common stocks, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which is intended to replicate as closely as practicable the performance of the Russell 2000 Growth Index.

Copper Rock believes that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions.  Copper Rock’s investment team seeks to identify emerging leaders across industries, investing in potential future market leaders at an early point in their growth cycle and before widespread investor interest drives valuations upward.  The Copper Rock investment approach utilizes bottom-up fundamental research to identify fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations.

Under normal circumstances, the Small Cap Growth Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Small Cap Growth Fund’s ability to achieve its investment objective.

International Equity Fund

Currently, Wilshire has retained PanAgora and Thomas White to manage the International Equity Fund.  The basic investment philosophy of each subadviser is described below.

PanAgora’s passive international equity strategy seeks to reproduce the total return of the MSCI EAFE Index.  PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios.  This risk model seeks to explain the correlation of security returns based upon factors which impact most securities.  The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and other factors.  The optimization process seeks to match the sensitivity of PanAgora’s portion of the International Equity Fund’s portfolio to these factors to the sensitivity of the benchmark (MSCI EAFE) to these factors.  The optimization process also allows PanAgora to manage its portion of the International Equity Fund portfolio’s expected tracking error while taking into consideration the size of the portfolio, expected cash flows, trading costs and custody charges.  PanAgora’s portfolio managers monitor their portion of the International Equity Fund’s portfolio daily and rebalance it as often as necessary to ensure the desired level of tracking error.

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Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is under valued.  This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds.  Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low.  Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market.  Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds.  Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions.  However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Equity Fund’s ability to achieve its investment objective.

For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits.  The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

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Socially Responsible Fund

Wilshire allocates the Fund’s assets between two investment strategies:  an appreciation strategy and a large cap core strategy.

Currently, Wilshire has retained ClearBridge to manage the Socially Responsible Fund.  The basic investment philosophy of ClearBridge is described below.

Appreciation Strategy

The portfolio managers’ appreciation investment strategy consists of individual company selection and management of cash reserves.  The portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries.  The Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the appreciation sleeve of the Fund’s portfolio, the portfolio managers look for the following:

•	Strong or rapidly improving balance sheets

•	Recognized industry leadership

•	Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the portfolio managers consider the following characteristics:

•	Past growth records

•	Future earnings prospects

•	Technological innovation

•	General market and economic factors

•	Current yield or potential for dividend growth

Generally, companies in the appreciation sleeve of the Fund’s portfolio fall into one of the following categories:

•
Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued.  The portfolio managers generally look for a catalyst that will unlock these values.  The portfolio managers also look for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).

•
Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price.  Typically, there is strong recurring demand for these companies’ products.

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The portfolio managers adjust the amount held in cash reserves depending on the portfolio managers’ outlook for the stock market. The portfolio managers will increase the Fund’s allocation to cash when, in the portfolio managers’ opinion, market valuation levels become excessive. If the Fund holds a significant portion of its assets in cash during periods of stock market increases, that could prevent the Fund from achieving its investment objective.

Large Cap Core Strategy

The large cap core sleeve of the Fund intends to pursue both growth and conservation of capital while generally seeking to maintain a fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital.  The portfolio managers look for companies they believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.  The portfolio managers emphasize individual security selection while spreading the large cap core sleeve Fund’s investments among industries and sectors for broad market exposure.

The portfolio managers seek to construct an investment portfolio whose weighted average market capitalization is similar to the Standard & Poor’s 500 Index of Composite Stocks (“S&P 500 Index”).  The portfolio managers use a fundamental analysis to identify high-quality companies — companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices — and then consider whether the stocks are relatively over- or under-valued.  The portfolio managers also look for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position.  The portfolio managers favor companies with above-average growth in dividend yields because the portfolio managers believe this shows responsible use of capital on the part of the companies.  The large cap core sleeve Fund invests for the longer term.  The portfolio managers, however, continue to reappraise the Fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund’s large cap core investment policy.

The portfolio managers’ sell discipline is the result of the portfolio managers’ regular review of the Fund’s portfolio holdings.  If a company’s fundamentals deteriorate or its business fails to meet the portfolio managers’ expectations for growth or conservation of capital, the portfolio managers evaluate the stock as a sale candidate.  The portfolio managers continually assess the risk and reward profile of companies in the large cap core sleeve portfolio.  The portfolio managers generally will reduce a position as risk and reward become less favorable.  The portfolio managers generally will eliminate a position whose valuation becomes excessive or unsustainable.  The portfolio managers may also sell a stock to substitute a similar company with a materially better risk and reward.

Once the Fund’s investment criteria have been met, ClearBridge employs its Socially Aware Investment (SAI) Program criteria to apply rigorous proactive/supportive screening guidelines to identify investments consistent with both the financial and social objectives of the portfolio and some avoidance screening.  Proactive or supportive screening examines issues such as progressive workplace practices, environmental innovation and community involvement.  Avoidance screens exclude investments in companies that have significant involvement in the manufacture of tobacco and alcohol products, the provision of gaming services, the production of nuclear power or the manufacture of weapons.  When a security that would be held in the portfolio in the underlying, unscreened investment strategy is excluded by the ESG (environmental, social, governance) integration or screening, ClearBridge invests the cash that would have been invested in that security in an alternate investment and/or allocates such cash to other investments held in the portfolio.

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ClearBridge will review the Fund’s adherence to the socially aware investment guidelines on a quarterly basis.  All stocks purchased by the Fund will meet such criteria at the time of purchase.  Stocks held by the Fund may be divested prior to reaching fair value, as determined by ClearBridge, if during the quarterly review of the Fund’s investment universe, ClearBridge determines that a stock no longer meets the socially aware investment criteria.

In addition, from time to time, for temporary defensive purposes, when ClearBridge determines such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if ClearBridge determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Fund’s ability to achieve its investment objective.

MORE ABOUT RISKS

The Funds have principal investment strategies that come with inherent risks.  In addition to those risks discussed in the “Fund Summaries” section, the following is a list of the additional risks associated with the Funds’ strategies.  Because the Balanced Fund invests in the shares of the Income Fund and 130/30 Fund and the Equity Fund invests in the shares of the 130/30 Fund, the Balanced Fund will be subject to the risks of the Income Fund and 130/30 Fund and the Equity Fund will be subject to the risks of the 130/30 Fund.  The following table summarizes the additional types of risks described below that each Fund may experience:

Fund	Currency Risk	Derivatives Risk	Credit Risk	Interest Rate Risk	Investment Style Risk
Equity Fund		X	X		X
Balanced Fund	X	X	X	X	X
Income Fund	X	X			X
Small Cap Growth Fund		X	X	X
International Equity Fund		X	X	X	X
Socially Responsible Fund		X	X		X

Fund	Liquidity Risk	Market Risk	Portfolio Strategy Risk	Prepayment Risk	Reinvestment Risk	Turnover Risk	Valuation Risk
Equity Fund	X
Balanced Fund	X	X	X	X	X		X
Income Fund	X	X
Small Cap Growth Fund	X						X
International Equity Fund	X						X
Socially Responsible Fund	X		X

Currency Risk.  Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk.  When a Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  To the extent that a derivative is not used as a hedge (i.e., for speculation), a Fund is directly exposed to the potential gains and losses of that derivative.  Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.  To the extent a Fund uses derivatives, a Fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

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Credit Risk.  For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a Fund.  The credit risk of a Fund depends on the credit quality of its underlying securities.  In general, for debt securities, the lower the credit quality of a Fund’s securities, the higher a Fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk.  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates.  In general, debt securities’ prices rise or fall inversely to changes in interest rates.  If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise.  In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk.  During certain market conditions, a Fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Liquidity Risk.  A Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that a Fund finds to be favorable.  A Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Market Risk.  For equity securities, stock market movements will affect a Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a Fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk.  The investment performance of a Fund is in part dependent upon either Wilshire’s or a subadviser’s skill in making appropriate investments.  To the extent that a Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a Fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of a Fund’s strategy can lead to substantial differences in the sector or industry allocation of a Fund relative to the market or index.

Prepayment Risk.  Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets.  While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value.  Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.  Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

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Reinvestment Risk.  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date.  If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a Fund’s income or yield may decline.  Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities.  To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk.  A Fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a Fund’s effective investment return.

Valuation Risk.  A Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Because the Equity Fund and Balanced Fund may invest in shares of the 130/30 Fund, investing in the Funds involve the following additional risks:

Short sales involve risks in addition to those discussed in the “Fund Summaries” section.  If a security sold short increases in price, the 130/30 Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss.  The 130/30 Fund will have substantial short positions and must borrow those securities to make delivery to the buyer.  The 130/30 Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so.  As a result, the 130/30 Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the 130/30 Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The 130/30 Fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the 130/30 Fund may be required to pay in connection with the short sale.  Also, the lender of a security may terminate the loan at a time when the 130/30 Fund is unable to borrow the same security for delivery.  In that case, the 130/30 Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until the 130/30 Fund replaces a borrowed security, it is required to maintain cash in a segregated account or liquid assets to cover the 130/30 Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the 130/30 Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations.  This may limit the 130/30 Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the 130/30 Fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss.  Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the 130/30 Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer.  By contrast, the 130/30 Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

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By investing the proceeds received from selling securities short, the 130/30 Fund is using a form of leverage, which creates special risks.  The use of leverage may increase the 130/30 Fund’s exposure to long equity positions and make any change in the 130/30 Fund’s net asset value greater than it would be without the use of leverage.  This may increase the volatility of returns.  There is no guarantee that the 130/30 Fund will leverage its portfolio, or if it does, that the 130/30 Fund’s leveraging strategy will be successful.  The 130/30 Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

More information about the risks of investing in the Balanced Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 25.  There can be no assurance that the Balanced Fund will meet its investment objective.  The Balanced Fund’s investment returns will vary, and you could lose money by investing in the Balanced Fund.

Convertible Securities.  The 130/30 Fund may invest in convertible securities, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Warrants.  The 130/30 Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer.  The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

TYPES OF INVESTMENTS

Shareholders of each of the Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of each of these Funds.

The following provides additional information on various types of instruments in which the Funds may invest and their associated risks.  Because the Balanced Fund invests in shares of the Income Fund and 130/30 Fund, the Balanced Fund indirectly invests in the same investments as listed for the Income Fund and 130/30 Fund and because the Equity Fund invests in shares of the 130/30 Fund, the Equity Fund indirectly invests in the same investments as listed for the 130/30 Fund.  For a more detailed description of the various types of instruments in which the Funds may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).

ADRs, EDRs and GDRs.  The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may each invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  The Equity Fund may invest in ADRs.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under “Foreign Securities.”

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Foreign Securities.  The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund and Income Fund may invest in foreign securities.  Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets.  These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund), war, expropriation, political and social instability and diplomatic developments.  Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.  These considerations generally are heightened in developing countries.  For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.  For a more detailed description of foreign securities, see the SAI of the Trust.

Forward Foreign and Currency Exchange Contracts.  The International Equity Fund may invest in foreign currencies.  The Income Fund may enter into forward foreign currency exchange contracts (“forward contracts”) up to 15% of the value of its total net assets, for hedging purposes only.  A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.  The agreed price may be fixed or within a specified range of prices.  The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only.  Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price.  For a more detailed description of foreign currencies, see the SAI of the Trust.

High-Yield (High-Risk) Securities.  The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities.  These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities.  The value of these securities generally fluctuates more than those of higher-rated securities.  The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth.  As with any other asset in a Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of a Fund.  In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings.  As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire’s and the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities.  Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active.  The lack of a liquid secondary market may have an adverse effect on market price and a Fund’s ability to sell particular securities.  For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the SAI of the Trust.

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Illiquid Securities.  The Income Fund may invest up to 10% of its net assets in securities that are illiquid.  Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  Each of the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.  Each of the Balanced Fund and Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid.  Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security.  This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.  As a matter of operating policy, each Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets.  The Equity Fund may not invest in illiquid or restricted securities or securities not fully marketable.  If a Fund exceeds the limits specified above, the Fund will take prompt steps to reduce its holdings in illiquid securities.

Mortgage- and Asset-Backed Securities.  The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.  These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates.  In that case, a subadviser may need to reinvest the proceeds from the securities at a lower interest rate.  This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium.  Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.  The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.  For a more detailed description of mortgage- and asset-backed securities, see the SAI of the Trust.

The Income Fund may invest in mortgage securities that may be affected by the downturn in the sub-prime mortgage market.  Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting.  The downturn in the sub-prime market has had, and may continue to have, a far-reaching impact on the broader securities market.  The reduced investor demand for sub-prime securities has created liquidity and valuation issues with respect to these securities and other mortgage-related securities.  The Fund’s investments in mortgage-related securities may be impacted by the downturn in the sub-prime mortgage market and may cause a decrease in the overall value of the Fund.

Adjustable Rate Mortgage Securities.  The Income Fund may invest in adjustable rate mortgage securities.  Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  For a more detailed description of adjustable rate mortgage securities, see the SAI of the Trust.

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Options and Futures Contracts.  The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options and futures.  The Equity Fund may invest in futures.  Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date.  Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.  The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging.  The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes.  For a more detailed description of options and futures contracts and their associated risks, see the SAI of the Trust.

Securities Lending.  The Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and 130/30 Fund each may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.  Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by a Fund and would affect a Fund’s investment performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.  However, loans will be made only to borrowers selected by a Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.  The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.  The Balanced Fund may not make loans to other persons, except by the purchase of obligations in which a Fund is authorized to invest.

When-Issued Purchases and Forward Commitments.  The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.  For a more detailed description of when-issued purchases and forward commitments, see the SAI of the Trust.

Convertible Securities.  The 130/30 Fund may invest in convertible securities, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Warrants.  The 130/30 Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer.  The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

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MANAGEMENT

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Trust.  The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees.  As described below, the Board of Trustees has approved contracts with others to provide certain services to the Funds.

Investment Adviser

Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended from time to time.  Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.  Wilshire was formed in 1972 and as of March 31, 2010, managed approximately $__ billion in assets.  Wilshire also provides investment technology products and investment consulting and provides equity investment services.  Wilshire conducts its investment decision-making through an investment committee structure.  The investment committee consists of senior level investment professionals with significant investment experience.  As of the date of the Prospectus, the investment committee is comprised of Luke O’Neil, Lawrence E. Davanzo, Jason Schwarz, J.J. Wilczewski, Victor Zhang, Josh Emanuel, Helen Webb Thompson, Matt Radgowski and Cleo Chang.  Mr. Zhang and Mr. Emanuel are co-chairmen of the investment committee.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for a Fund or a designated portion of such Fund’s assets.  Wilshire also reviews, monitors and reports to the Board of Trustees regarding the investment performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with a Fund’s continuous investment program.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund’s assets.  If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadviser’s philosophy and process, people and organization, resources and performance.  Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust’s Board of Trustees.  Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

Wilshire selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style.  Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore Wilshire does not anticipate frequent changes in the subadvisers.  Criteria for employment of subadvisers includes, but is not limited to, a subadviser’s philosophy and process, people and organization, resources and performance.  Subadvisers may have different investment styles and security selection disciplines.

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Wilshire monitors the investment performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular subadvisers.

Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace, add or remove subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief.  Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval.  In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

Each subadviser’s fees will be paid by Wilshire out of the advisory fees that Wilshire receives from each of the Funds.  For a Fund with multiple subadvisers, the fees paid to a subadviser will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund’s assets allocated to that subadviser by Wilshire, which may vary from time to time.  Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate.  These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above.  Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to Wilshire.  Because Wilshire will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those subadvisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire’s benefit and any increase may inure to its detriment.  However, Wilshire has agreed to waive its fee to the extent any fee reduction is negotiated with a subadviser for the Small Cap Growth Fund and International Equity Fund.  The fees paid to Wilshire by the Funds and the fees paid to the subadvisers by Wilshire are considered by the Board of Trustees in approving the Funds’ advisory and sub-advisory arrangements.  Any change in the advisory fees paid by a Fund to Wilshire would require shareholder approval.

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is included in the Annual Report to Shareholders dated December 31, 2009, or as applicable, is included in the Semi Annual Report to Shareholders dated June 30, 2009.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

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Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.700%*	0.600%*
Balanced Fund	0.550%**	0.450%**
Income Fund	0.550%	0.450%
Small Cap Growth Fund***	1.150%	1.150%
International Equity Fund***	1.000%	0.900%
Socially Responsible Fund	0.850%	0.750%
_______________
*	Wilshire receives directly from the Equity Fund a fee based on average daily net assets of the Equity Fund that are not invested in the 130/30 Fund.
**
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of the Income Fund and 130/30 Fund.  The Equity Fund may invest in shares of the 130/30 Fund.  Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in either the Income Fund or 130/30 Fund.

***
For the fiscal year ended December 31, 2009, Wilshire voluntarily waived 0.__% and 0.__% of its management fees for the Small Cap Growth Fund and International Equity Fund, respectively.   After these waivers, actual net annual operating expenses, excluding Acquired Fund Fees and Expenses (“AFFE”), for the Small Cap Growth Fund and International Equity Fund for the fiscal year ended December 31, 2009 were __% and __%, respectively.  Wilshire’s voluntary fee waiver is expected to continue until December 31, 2010 and may be terminated at any time.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as provided under the Investment Advisory Agreement.

The Subadvisers

Each subadviser serves pursuant to a subadvisory agreement with Wilshire.  Wilshire uses a “manager of managers” approach for the Funds by which Wilshire allocates each Fund’s assets among one or more “specialist” subadvisers.  The assets of the Equity Fund are managed by Madison Square and Victory.  The assets of the Income Fund are managed by Western Asset and WAML.  WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities.  Mellon and Copper Rock serve as the subadvisers for the Small Cap Growth Fund.  PanAgora and Thomas White serve as the subadvisers for the International Equity Fund.  ClearBridge serves as the subadviser for the Socially Responsible Fund.  Substantially all of the Balanced Fund’s assets are allocated to the Income Fund and 130/30 Fund.  See information on the Income Fund and 130/30 Fund for the relevant subadvisers of the Balanced Fund.

For Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve a Fund’s investment objective, may reallocate the percentage of a Fund’s assets overseen by each subadviser at any time.

Madison Square

Madison Square, located at 51 Madison Avenue, New York, NY 10010 had approximately $__ billion in assets under management as of December 31, 2009.  Madison Square manages a portion of the assets of the Equity Fund.  Harvey Fram, Migene Kim, and Mona Patni are responsible for day-to-day management of the Fund.

Harvey Fram, CFA, Managing Director of Madison Square, is responsible for the management of quantitative equity portfolios.  Prior to joining Madison Square’s predecessor organization in 2000, Mr. Fram was a portfolio manager and research strategist at Monitor Capital Advisors LLC (a former subsidiary of Madison Square’s predecessor organization).  Prior to joining Monitor Capital Advisors LLC, he was a quantitative equity research analyst at ITG, a leading technology based equity brokerage firm.  Prior to that, he was a portfolio manager for international equity derivatives at the Palladin Group, a hedge fund.  Mr. Fram has an MBA from the Wharton School at the University of Pennsylvania.

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Migene Kim is a Portfolio Manager for the core equity team of Madison Square.  Prior to joining Madison Square’s predecessor organization in May of 2005, she spent seven years as a quantitative research analyst at INVESCO’s Structured Products Group.  She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993.  Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa.  She is also a CFA charterholder.

Mona Patni is a Portfolio Manager for the core equity team of Madison Square.  Prior to joining Madison Square’s predecessor organization in June of 2006, she was a principal consultant in the Financial Services division at PricewaterhouseCoopers, LLP.  Ms. Patni earned her MBA from NYU Stern School of Business and her undergraduate degree in Computer Science Engineering from the University of Bombay.

Victory

Victory manages a portion of the Equity Fund and is located at 127 Public Square, Cleveland, OH 44114.  Victory is a wholly owned subsidiary of KeyBank National Association and a second-tier subsidiary of KeyCorp (NYSE:  KEY), a publicly held financial services company with approximately $__ billion in assets under management as of December 31, 2009.  Victory’s Diversified Equity Team manages common, collective and mutual funds as well as portfolios for corporations, public funds, Taft-Hartley plans, endowments, foundations, health care and nonprofits managed in the diversified style.

Lawrence G. Babin, Paul D. Danes, Carolyn M. Rains, Bradley S. Norton and Martin L. Shagrin are members of Victory’s Diversified Equity Team and are primarily responsible for the day-to-day management of Victory’s portion of the Equity Fund.

Lawrence G. Babin, CFA, CIO, Diversified Equity Senior Portfolio Manager & Senior Managing Director, has been with Victory and/or an affiliate since 1982.  Mr. Babin holds a Bachelor of Science from the Wharton School at the University of Pennsylvania and a Master of Business Administration from the University of Michigan.

Paul D. Danes, CFA, Senior Portfolio Manager & Managing Director, is a portfolio manager for the Diversified Equity strategy.  He joined Victory and/or an affiliate in 1987.  Mr. Danes holds a Bachelor of Science from Arizona State University and a Master of Business Administration from The Ohio State University.

Carolyn M. Rains, CFA, Portfolio Manager & Manager Director, is a portfolio manager for the Diversified Equity strategy.  She has been with Victory and/or an affiliate since 1998 following four years prior investment experience.  Ms. Rains holds a Bachelor of Science in Business Administration from Bowling Green State University and a Master of Business Administration from Cleveland State University.

Bradley S. Norton, CPA, CFA, Equity Research Analyst & Director, is an equity research analyst for the Diversified Equity strategy.  He joined Victory and/or an affiliate in 1999.  Mr. Norton holds a Bachelor of Science in Business Administration from Bucknell University and a Master of Business Administration from Georgetown University.

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Martin L. Shagrin, Portfolio Specialist, Equity Research Analyst & Managing Director, is a portfolio specialist and equity research analyst for the Diversified Equity strategy.  He joined Victory and/or an affiliate in 1999 following 5 years prior investment experience.  He holds a Bachelor of Science in Business Administration from The Ohio State University and a Master of Business Administration from Case Western Reserve University.

ClearBridge

ClearBridge, 620 8th Avenue, New York, NY 10018, is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ClearBridge provides investment management services to institutional and retail investors.  ClearBridge was formed in 2006 by Legg Mason, Inc. (“Legg Mason”) following Legg Mason’s acquisition of substantially all of the global investment management business then known as Citigroup Asset Management from Citigroup, Inc.  ClearBridge is Legg Mason’s largest equity manager, with approximately $__ billion in assets under management at December 31, 2009.

Senior Portfolio Managers Scott Glasser and Michael Kagan, along with Portfolio Manager Mary Jane McQuillen, head of the Environmental, Social and Governance (ESG) Research & Integration research team, are primarily responsible for managing the Socially Responsible Fund.

Mr. Glasser, Managing Director, Senior Portfolio Manager, Co-Director of Research, joined a predecessor organization in 1993 and has over 19 years of investment industry experience.  Mr. Kagan, Managing Director and Senior Portfolio Manager joined a predecessor organization in 1994 and has over 24 years of investment experience.  Ms. McQuillen, Director, Portfolio Manager, Socially Aware Investments, has 13 years of investment industry experience.

Western Asset

Western Asset Management Company (“Western”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101.  Western Asset Management Company Limited (WAMCL) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of December 31, 2009, total assets under management by Western were approximately $482.2 billion and $56.2 billion by WAMCL.  WAMCL is affiliated with Western under common control, jointly managing an assigned portion of the Income Fund.  WAMCL provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.  Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets.  Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists.  Stephen A. Walsh, Chief Investment Officer, and S. Kenneth Leech, CIO Emeritus, are both responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests.  Messrs. Walsh and Leech are involved in the management of all Western’s portfolios, but they are not solely responsible for particular portfolios.  With respect to the Income Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Chris Diegelman, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight.  They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Messrs. Walsh, Leech, Moody, Eichstaedt, Diegelman and Gardner have been Portfolio Managers for Western for more than five years. Mr. Lindbloom and Mr. Buchanan have been Portfolio Managers for Western since 2005. Prior to joining Western, Mr. Lindbloom was a Portfolio Manager for Citigroup Asset Management for nine years and Mr. Buchanan was employed as a Managing Director, Head of U.S. Products, for Credit Suisse Asset Management for two years.

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Copper Rock

Copper Rock, located at 200 Clarendon Street, 51st Floor, Boston, MA 02116 is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds.  Copper Rock had $__ billion in assets under management as of December 31, 2009.  Copper Rock manages a portion of the assets of the Small Cap Growth Fund.

Tucker M. Walsh is the portfolio manager, and is responsible for investment strategy, original research and portfolio construction.

Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock.  Prior to founding Copper Rock in February 2005, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research.  He managed a $2 billion portfolio for State Street Research’s institutional separate accounts and registered mutual funds.  Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch.  Mr. Walsh earned a BA in Economics from Washington and Lee University.  He has over 18 years of investment industry experience.

Mellon

Mellon (formerly BNY Mellon Asset Management), a New York corporation, is located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon had approximately $_____ billion in assets under management as of December 31, 2009.  Mellon manages a portion of the assets of the Small Cap Growth Fund.

 The Mellon Index Fund Management team is responsible for managing Mellon’s portion of the Small Cap Growth Fund. The three most senior members are Karen Q. Wong, Richard A. Brown and Thomas J. Durante.

Ms. Wong is a Managing Director, Equity Index Strategies, West Coast with nine years at Mellon.    Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds.  She is also responsible for the refinement and implementation of the equity portfolio management process.  Prior to joining Mellon, Ms. Wong worked as a security analyst at Redwood Securities.   Ms. Wong attained the Chartered Financial Analyst designation.  She graduated with a BA from San Francisco State University, and obtained an MBA from San Francisco State University.

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Mr. Brown is a Director, Equity Portfolio Management with 14 years at Mellon.    Mr. Brown is responsible for a team of portfolio managers covering domestic and international passive equity funds.   He is also responsible for the refinement and implementation of the equity portfolio management process.   Mr. Brown attained the Chartered Financial Analyst designation.  He obtained an MBA from California State University at Hayward.

Mr. Durante is a Director, Senior Portfolio Manager, Equity with nine years at Mellon.   Mr. Durante is responsible for a team of portfolio managers covering domestic and international indexed portfolios.  He is also responsible for the refinement and implementation of the equity portfolio management process.   Prior to joining Mellon, he worked in the fund accounting department for Dreyfus.   Mr. Durante attained the Chartered Financial Analyst designation.   He graduated with a BA from Fairfield University.

PanAgora

PanAgora, a Delaware corporation, is an investment advisor registered under the Advisers Act and is both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association.  Headquartered at 260 Franklin St., 22nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment.  PanAgora had approximately $__ billion in assets under management as of December 31, 2009.

William Zink, Melanie Batstone, Randall Yarlas, and Anthony Troilo are the portfolio managers that are responsible for the day-to-day management of PanAgora’s portion of the International Equity Fund.

Mr. Zink is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 21 years and has 35 years of experience.  Mr. Zink has a BS and an MS from Massachusetts Institute of Technology.

Ms. Batstone is responsible for the daily management of PanAgora’s structured investment strategies.  Her responsibilities include portfolio construction, securities trading, and ongoing investment monitoring.  She moved into her current role from PanAgora’s Investment Operations area where as manager, she focused on performance attribution and reporting.  Prior to joining PanAgora, Ms. Batstone was a Senior Performance Measurement Analyst at Russell/Mellon Analytical Services.  She has been with PanAgora for 9 years and has 15 years of experience.

Mr. Yarlas is responsible for the daily management of PanAgora’s Macro-Strategies portfolios.  Prior to assuming this role he managed PanAgora’s Investment Operations.  His responsibilities include the oversight of all aspects of investment operations for PanAgora’s global equity accounts, including trade processing, custody and accounting, corporate action processing and portfolio valuation and reconciliation.  Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co.  He has been with PanAgora for 10 years and has 16 years of experience.

Mr. Troilo joined PanAgora’s Macro Strategies team in February 2007.  His responsibilities within the team include managing both domestic and global passive accounts as well as active-passive global equity accounts.  Prior to his current role, Mr. Troilo was the investment operations manager at PanAgora where he served in that role for five years.  Mr. Troilo has been with PanAgora for 8 years and has 13 years of experience.

48

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $__ million in assets under management as of December 31, 2009.  Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992.  He has been managing investments for 44 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992.  Mr. White has a BA in Economics from Duke University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995.  He has been managing investments for 19 years and previously worked for Morgan Stanley.  Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Mr. Li, Executive Vice President and Research Officer, joined Thomas White in 1994.  He has been managing investments for 15 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University.  Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Senior Vice President and Research Officer, joined Thomas White in 1999.  She has been managing investments for 11 years.  Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

The 130/30 Fund

The investment philosophies of the subadvisers of the 130/30 Fund are described in more detail below.  No assurances exist that the 130/30 Fund will achieve its investment objective.

AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a subadviser to a portion of the 130/30 Fund.  AXA Rosenberg constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model.  AXA Rosenberg’s valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique.  The sum of a company’s parts is then compared to the current stock price to determine whether the stock appears to be under- or overvalued relative to the market price.  AXA Rosenberg’s earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings.  A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year’s earnings for a company.  The output of the two models is combined to form a single predicted return for each company that AXA Rosenberg covers.  The predicted returns are fed into a risk model that mathematically weighs the tradeoff between the portfolio’s expected return and risk associated with common factor differences versus the benchmark index.  Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 1000 Index, the benchmark for the 130/30 Fund.

49

Pyramis

Pyramis Global Advisors, LLC (“Pyramis”) serves as a Sub-Adviser to a portion of the Fund.  Pyramis constructs its portion of the Fund by using a bottom-up, fundamental strategy to identify securities that may outperform (and underperform) the market.  The primary driver of Pyramis’ large cap core strategy is its stock selection skill based on its in-depth proprietary research on both the long and short sides of Pyramis’ portion of the Fund.  Pyramis’ portion of the Fund is constructed within certain sector and security level constraints to seek alpha, neutralize systematic exposures, ensure style consistency and to limit tracking error to the Fund’s benchmark, the S&P 500 Index.

UBS Global Asset Management (Americas), Inc.

UBS Global Asset Management (Americas), Inc. (“UBS”) serves as a Sub-Adviser to a portion of the Fund.  UBS constructs its portion of the portfolio by focusing on intensive fundamental research.  UBS employs an investment strategy that is based on a price-to-intrinsic value approach which derives the intrinsic value of a company from estimates of future free cash flows.  UBS’ portion of the Fund is moderately diversified with approximately 50-70 long positions and 30-50 short positions.  UBS’ portion of the Fund is constructed within certain position, sector, beta and tracking error constraints.

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (“TS&W”) serves as a subadviser to a portion of the 130/30 Fund.  TS&W’s investment strategy uses a bottom-up process that combines quantitative and fundamental analysis with disciplined risk controls.  TS&W generates a consistent source of independent ideas by using a four-factor screen to rank the targeted universe of companies.  Fundamental analysis is then employed to identify the key points in the investment case.  This process seeks to identify long positions with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation.  The process also seeks to identify short positions with some combination of expensive valuation and negative change that could lead to a significantly lower valuation.  TS&W then employs disciplined risk controls in an effort to maximize the impact of the winning positions and minimize the impact of the losing positions with the objective of generating consistent excess returns versus the benchmark.

TWIN Capital Management, Inc.

TWIN Capital Management, Inc. (“TWIN”) serves as a subadviser to a portion of the 130/30 Fund.  A quantitative multi-factor stock selection model is central to TWIN’s investment process.  TWIN constructs its portion of the 130/30 Fund by purchasing large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks.  Simultaneously, TWIN will sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings.  The TWIN investment team seeks to generate alpha (relative to the Russell 1000 Index) by investing roughly 130% in long positions and 30% in short positions.  TWIN employs a systematic, bottom-up stock selection approach along with a “Fundamental Tilt” element that positions the 130/30 Fund at the margin towards the size and style segments of the market that TWIN believes will be in favor. Additionally, TWIN actively manages the active risk (tracking error) of the 130/30 Fund based on its outlook for market risk and breadth.  TWIN’s portion of the 130/30 Fund’s portfolio will generally consist of between 200 and 350 stocks and TWIN will control for sector, industry and market risk levels. TWIN does not time the market and seeks to remain fully invested at all times.

50

The SAI provides additional information about each Fund’s portfolio managers, including their compensation, other accounts they manage and their ownership of securities in the Fund they manage.

Portfolio Holdings.  A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts.  Previously, shares of the Equity Fund were available to the public.  While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions.  Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge.  The net asset value of each Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).  No valuations are made for any day that the NYSE is closed.  The computation is made by dividing the net assets by the number of outstanding shares.  Net assets are equal to the total assets of a Fund less its liabilities.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded.  In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange.  Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price.  If there is no Nasdaq official closing price available, the most recent bid quotation is used.  Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price.  Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service.  Debt securities having a remaining maturity of 60 days or less, maturing at par, are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost.  When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee.  Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.  The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a security is valued.  Investments in the Equity Fund, Income Fund and 130/30 Fund by the Balanced Fund and investments in the 130/30 Fund and in other investment companies by the Equity Fund are valued at their net asset value as reported by the underlying fund.

51

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

A Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.  We reserve the right to impose a redemption fee in the future.

Redemption of Equity Fund Shares by Existing Public Shareholders

The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request.  If stock certificates have been issued, the signature of each party must be signature guaranteed.  If certificates are lost, the shareholder will need to submit an Affidavit of Loss form and a Lost Instrument Bond will be required.  Documents may be obtained by calling the transfer agent at 1-888-200-6796.  The cost for this bond must be paid by the shareholder.  For redemption and re-registration requests of $50,000 and greater, the signature of each party must be signature guaranteed.  For redemption and re-registration requests of any amount being sent to a payee or address other than that of record, the signature of each party must be signature guaranteed.

The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request.  You should mail redemptions requests to Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO 64121-8512.  If you are mailing via overnight courier, send your request to Wilshire Variable Insurance Trust, c/o DST Systems, Inc., 333 W. 11th Street, Kansas City, MO  64105.

Redemption requests should identify the account by number and the name(s) in which the account is registered.  The request must be signed exactly as the account is registered.  On a jointly held account, all owners must sign.  Provided the request is received in good form, payment for shares redeemed will be made by a Fund within seven business days of receipt.  We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days.  A signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange.  A notarized signature is not sufficient.

Systematic Cash Withdrawal Plan

When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the “Plan”).  A shareholder may receive checks monthly, quarterly, semi-annually or annually in any amount requested, but not less than $25.  In determining eligibility for the Plan, the value of a public shareholder’s account is determined at the net asset value on the date the Plan request is received in good order.  Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder.  A sufficient number of shares will be redeemed from the shareholder’s account at the net asset value on the specified date to provide funds for payments under the Plan, thus reducing the shareholder’s account value.  Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder’s account.  There is no redemption charge with respect to the shares redeemed from the shareholder’s account.  A Plan may be terminated upon written request.  Shares issued in certificate form are not eligible for participation in the Plan.

52

Customer Identification Program

Record owners of the Funds are the insurance companies that offer the Funds as choices for holders of certain variable annuity contracts.  The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities.  Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account.  When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company.  This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order.  Once the application is determined to be in proper order, Fund purchase(s) will be effected at the net asset value per share next calculated.

The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information or for other reasons.

The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund’s best interest or when a Fund is requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Fund shares held in the account will be redeemed at the net asset value per share next calculated after the Funds determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and the insurance company may incur federal income tax liability.

Short-Term and Excessive Trading

The Trust and the Funds are designed for long-term investors.  The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts.  Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses.  Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

53

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading.  Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds.

The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners.  In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners.  As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers.  The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust as its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund.  The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity.  A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies.  Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.  All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations.  Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts.  Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution.  If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder.  If the attempts to locate are unsuccessful, the shareholder’s dividend option will be changed to reinvestment.  Dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares.  When new shares are added to an Equity Fund public shareholder’s account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited to the account, the net asset value per share and the total number of shares in the account.

54

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution.  Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year.  If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them.  Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Equity Fund shares.

By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs a Fund to do so.  The tax discussion set forth above is included for general information only.  Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled “Tax Matters” in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information has been audited by _______________________, independent registered public accounting firm.  Their report for 2009, along with each Fund’s financial statements, is included in the 2009 annual report, which is available upon request.

55

Equity Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year		$22.97	$25.24	$22.35	$21.34

Income from investment operations:
Net investment income(1)		0.15	0.14	0.21	0.25
Net realized and unrealized gain/(loss) on investments and future contracts		(9.39)	0.47	3.57	1.01

Total from investment operations		(9.24)	0.61	3.78	1.26

Less distributions:
From net investment income		(0.17)	(0.15)	(0.23)	(0.25)
From capital gains		(0.04)	(2.73)	(0.66)	—

Total distributions		(0.21)	(2.88)	(0.89)	(0.25)

Net asset value, end of year		$13.52	$22.97	$25.24	$22.35

Total return(2)		(40.19)%	2.20%	16.92%	5.90%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)		$254,334	$496,132	$527,981	$505,499
Operating expenses including reimbursement/waiver and excluding earnings credits		1.17%	1.13%	1.00%	0.86%
Operating expenses excluding reimbursement/waiver and earnings credits		1.17%	1.13%	1.03%	0.93%
Net investment income		0.80%	0.54%	0.87%	1.15%
Portfolio turnover rate		93%	81%	135%	44%
_______________
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

56

Balanced Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year		$20.75	$20.13	$18.72	$17.95

Income from investment operations:
Net investment income(1)		0.35	0.39	0.41	0.11
Net realized and unrealized gain/(loss) on investments		(5.94)	0.23	1.76	0.66

Total from investment operations		(5.59)	0.62	2.17	0.77

Less distributions:
From net investment income		(1.13)	—	(0.70)	—
From capital gains		(1.16)	—	(0.06)	—

Total distributions		(2.29)	—	(0.76)	—

Net asset value, end of year		$12.87	$20.75	$20.13	$18.72

Total return(2)		(26.68)%	3.08%	11.59%	4.29%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)		$155,258	$243,184	$260,416	$256,819
Operating expenses including reimbursement/waiver and excluding earnings credits†		0.16%	0.09%	0.08%	0.06%
Operating expenses excluding reimbursement/waiver and excluding earnings credits†		0.16%	0.09%	0.10%	0.06%
Net investment income		1.92%	1.88%	2.09%	0.60%
Portfolio turnover rate		30%	10%	4%	1%
_______________
†	These ratios do not include expenses from the underlying funds.
(1)
The selected per share data was calculated using the average shares outstanding method for the period.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

57

Income Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year		$12.29	$12.36	$12.40	$12.16

Income from investment operations:
Net investment income(1)		0.54	0.56	0.52	0.45
Net realized and unrealized gain/(loss) on investments and foreign currency transactions		(1.33)	(0.05)	(0.03)	(0.21)

Total from investment operations		(0.79)	0.51	0.49	0.24

Less distributions:
From net investment income		(0.60)	(0.56)	(0.52)	—
From capital gains		(0.27)	(0.02)	(0.01)	—

Total distributions		(0.87)	(0.58)	(0.53)	—

Net asset value, end of year		$10.63	$12.29	$12.36	$12.40

Total return(2)		(6.44)%	4.21%	3.99%	1.97%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)		$101,604	$127,463	$129,228	$127,380
Operating expenses including reimbursement/waiver and excluding earnings credits		1.05%	0.98%	1.02%	0.95%
Operating expenses excluding reimbursement/waiver and excluding earnings credits		1.05%	1.05%	1.05%	1.00%
Net investment income		4.52%	4.47%	4.12%	3.64%
Portfolio turnover rate		367%	458%	421%	765%
_______________
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

58

Small Cap Growth Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year		$16.22	$14.24	$12.78	$12.33

Income/(loss) from investment operations:
Net investment loss(1)		(0.11)	(0.13)	(0.18)	(0.11)
Net realized and unrealized gain/(loss) on investments		(7.41)	2.11	1.64	0.56

Total from investment operations		(7.52)	1.98	1.46	0.45

Net asset value, end of year		$8.70	$16.22	$14.24	$12.78

Total return(2)		(46.36)%	13.91%	11.42%	3.65%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)		$30,853	$58,758	$54,195	$52,655
Operating expenses including reimbursement/waiver and excluding earnings credits		1.64%	1.45%	1.60%	1.66%
Operating expenses excluding reimbursement/waiver and excluding earnings credits		1.88%	1.76%	1.76%	1.73%
Net investment loss		(0.86)%	(0.85)%	(1.29)%	(0.94)%
Portfolio turnover rate		199%	110%	240%	152%
_______________
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

59

International Equity Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year		$16.44	$16.11	$13.11	$11.91

Income from investment operations:
Net investment income(1)		0.25	0.13	0.07	0.10
Net realized and unrealized gain/(loss) on investments and foreign currency transactions		(7.44)	1.26	3.04	1.11

Total from investment operations		(7.19)	1.39	3.11	1.21

Less distributions:
From net investment income		(0.20)	(0.15)	(0.11)	(0.01)
From capital gains		—	(0.91)	—	—

Total distributions		(0.20)	(1.06)	(0.11)	(0.01)

Net asset value, end of year		$9.05	$16.44	$16.11	$13.11

Total return(2)		(43.75)%	8.73%	23.76%	10.12%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)		$32,854	$57,093	$51,219	$41,882
Operating expenses including reimbursement/waiver and excluding earnings credits		1.56%	2.06%	2.10%	1.71%
Operating expenses excluding reimbursement/waiver and excluding earnings credits		1.78%	2.26%	2.27%	1.80%
Net investment income		1.90%	0.77%	0.49%	0.84%
Portfolio turnover rate		27%	106%	103%	48%
_______________
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

60

Socially Responsible Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year		$15.77	$17.43	$16.21	$15.42

Income from investment operations:
Net investment income(1)		0.16	0.17	0.21	0.20
Net realized and unrealized gain/(loss) on investments		(6.58)	(0.60)	3.12	0.59

Total from investment operations		(6.42)	(0.43)	3.33	0.79

Less distributions:
From net investment income		(0.17)	(0.21)	(0.22)	— (2)
From capital gains		(0.81)	(1.02)	(1.89)	—

Total distributions		(0.98)	(1.23)	(2.11)	—

Net asset value, end of year		$8.37	$15.77	$17.43	$16.21

Total return(3)		(40.39)%	(2.63)%	20.52%	5.13%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)		$44,578	$83,802	$91,154	$79,445
Operating expenses including reimbursement/waiver and excluding earnings credits		1.32%	1.28%	1.23%	1.03%
Operating expenses excluding reimbursement/waiver and excluding earnings credits		1.32%	1.29%	1.32%	1.26%
Net investment income		1.27%	0.96%	1.20%	1.29%
Portfolio turnover rate		34%	21%	46%	28%
_______________
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Less than $0.01 per share.
(3)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

OTHER INFORMATION

Public Shareholder Communications

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notices of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO   64121-8512.

Shareholder Inquiries

For questions concerning investments in the Funds through your variable annuity contract, please contact your insurance company.

Equity Fund public shareholders may contact the Equity Fund by mail at Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO 64121-8512.

61

Voting Rights

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of a Fund held in its name as directed.  If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of a proposal.

Additional Information

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  The financial statements included in the Funds’ annual reports are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.

The SAI contains more detailed information about the Funds.  The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.

To receive without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796:

Wilshire Variable Insurance Trust
c/o DST Systems, Inc.
333 W. 11th Street
Kansas City, MO  64105

The Funds’ annual and semi-annual reports and SAI are not available on the Funds’ website because the Funds do not have a website.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds.  The prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

62

Prospectus	May 1, 2010

W I L S H I R E

VARIABLE INSURANCE TRUST

Wilshire 2015 ETF Fund

Wilshire 2025 ETF Fund

Wilshire 2035 ETF Fund

Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Page

FUND SUMMARIES	1
Wilshire 2015 ETF Fund	1
Wilshire 2025 ETF Fund	4
Wilshire 2035 ETF Fund	8
Tax Information	12
Financial Intermediary Compensation	12
THE FUND OF FUNDS STRUCTURE	13
MORE ABOUT RISKS	14
MANAGEMENT	16
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN	17
PURCHASES AND REDEMPTIONS	17
Customer Identification Program	18
Short-Term and Excessive Trading	19
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES	19
FINANCIAL HIGHLIGHTS	20
OTHER INFORMATION	23
Shareholder Inquiries	23
Voting Rights	23
Additional Information	24

i

FUND SUMMARIES

Wilshire 2015 ETF Fund

Investment Objective

The Wilshire 2015 ETF Fund’s investment objective is to provide high total return until its target retirement date.  Thereafter the Wilshire 2015 ETF Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of the Wilshire 2015 ETF Fund may be changed without a shareholder vote.

Fees and Expenses of the 2015 ETF Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the 2015 ETF Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1, 2:

Management Fees	0.25%
Distribution and Service (12b-1) Fees	%
Other Expenses	%
Gross Annual Expenses	%
Less Expense Reimbursement3%
Acquired Fund Fees and Expenses (Underlying Investments)4%
Total Annual Fund Operating Expenses	%
_______________
(1)	[The information in the table has been restated to reflect changes in the expense structure for the Funds which took effect on October 5, 2009. Actual expenses may be different.]
(2)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Exchange Traded Funds (“ETFs”) in which the Fund invests.  These indirect expenses, which will vary with ETF expenses, are based on the average expense ratio for the ETFs in which the Fund intends to invest, based on the Fund’s expected allocation among the ETFs and the actual expenses of the shares of those ETFs.  The ETF fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights tables of this prospectus.

(3)
Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the Fund through April 30, 2011, so that the Total Annual Operating Expenses for the Fund, excluding the fees and expenses of the ETFs, will not exceed 0.60% (the “Expense Limitation” ).  Total Annual Operating Expenses are the sum of the Fund’s direct annual operating expenses and of the Fund’s indirect ETF fees and expenses. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

(4)
“Acquired Fund Fees and Expenses (Underlying Investments)” are based on the estimated amount of indirect net expenses associated with the Fund’s investment in the ETFs.  Actual expenses may be different.

Example:  This example is intended to help you compare the cost of investing in the 2015 ETF Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the 2015 ETF Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The 2015 ETF Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the 2015 ETF Fund’s performance. During the most recent fiscal year, the 2015 ETF Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Wilshire 2015 ETF Fund operates under a fund of funds structure.  The Wilshire 2015 ETF Fund seeks to achieve its investment objective by investing primarily in a portfolio of unaffiliated ETFs, which are investment companies traded on national securities exchanges with listed securities. The ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments.  The Wilshire 2015 ETF Fund invests in the ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The Wilshire 2015 ETF Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the Wilshire 2015 ETF Fund’s asset allocation should be approximately 80% invested in [ETFs which invest in] fixed income securities and the remaining 20% in equity securities.

Principal Risks

You may lose money by investing in the 2015 ETF Fund.  In addition, by investing in the Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the ETFs.  For the 2015 ETF Fund, the risks are as follows:

Fund of Funds Risk. The Fund invest in ETFs.  Shareholders of the Fund bear their proportionate share of the ETFs’ fees and expenses as well as their share of the Fund’s fees and expenses.  As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.  Also, the Funds may be prevented from fully allocating assets to certain ETFs due to fund-of-funds investment limitations.

Future Developments.  An ETF may take advantage of other investment practices that are not currently contemplated for use by ETFs, or are not available but may yet be developed, to the extent such investment practices are consistent with an ETF’s investment objective and legally permissible for the ETF. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Market Risk. For equity securities, stock market movements will affect an ETF’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an ETF.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The performance of an ETF is in part dependent upon an ETF’s investment adviser’s skill in making appropriate investments. To the extent that an ETF’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the ETF relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of an ETF’s strategy can lead to substantial differences in the sector or industry allocation of the ETF relative to the market or index.

2

More information about risks, including additional risk facts not discussed above, is included in the “More About Risks” section and the 2015 ETF Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the 2015 ETF Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the 2015 ETF Fund by showing the changes in the 2015 ETF Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with broad-based securities market indexes.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The 2015 ETF Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

	1 year	Since Inception (5/01/06)
Wilshire 2015 ETF Fund
Wilshire 5000 IndexSM* (reflects no deduction for fees, expenses or taxes)
Blended Benchmark** (reflects no deduction for fees, expenses or taxes)
S&P Target Date 2015 Index ***(reflects no deduction for fees, expenses or taxes)
_______________
*
The Wilshire 5000 IndexSM is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data.  It is not possible to directly invest in an unmanaged index.  Inception to date returns begin on April 30, 2006.

**
The Blended Benchmark is based on the Wilshire 2015 ETF Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Barclays Capital Aggregate Bond and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

***
The S&P Target Date 2015 Index has replaced the Blended Benchmark as a benchmark index for the Fund.  Wilshire believes that the Index, which [insert description of index], provides a better benchmark comparison.

Management

Adviser and Portfolio Manager

Wilshire Associates Incorporated

Alex Kaye, Vice President of Wilshire Associates Incorporated and Portfolio Manager of the 2015 ETF Fund.  Mr. Kaye has served as Portfolio Manager since 2010.

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

3

Wilshire 2025 ETF Fund

Investment Objective

The Wilshire 2025 ETF Fund’s investment objective is to provide high total return until its target retirement date.  Thereafter the Wilshire 2025 ETF Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of the Wilshire 2025 ETF Fund may be changed without a shareholder vote.

Fees and Expenses of the 2025 ETF Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the 2025 ETF Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1, 2:

Management Fees	0.25%
Distribution and Service (12b-1) Fees	%
Other Expenses	%
Gross Annual Expenses	%
Less Expense Reimbursement3%
Acquired Fund Fees and Expenses (Underlying Investments)4%
Total Annual Fund Operating Expenses	%
_______________
(1)	[The information in the table has been restated to reflect changes in the expense structure for the Funds which took effect on October 5, 2009. Actual expenses may be different.]
(2)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Exchange Traded Funds (“ETFs”) in which the Fund invests.  These indirect expenses, which will vary with ETF expenses, are based on the average expense ratio for the ETFs in which the Fund intends to invest, based on the Fund’s expected allocation among the ETFs and the actual expenses of the shares of those ETFs.  The ETF fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights tables of this prospectus.

(3)
Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the Fund through April 30, 2011, so that the Total Annual Operating Expenses for the Fund, excluding the fees and expenses of the ETFs, will not exceed 0.60% (the “Expense Limitation” ).  Total Annual Operating Expenses are the sum of the Fund’s direct annual operating expenses and of the Fund’s indirect ETF fees and expenses.  Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

(4)
“Acquired Fund Fees and Expenses (Underlying Investments)” are based on the estimated amount of indirect net expenses associated with the Fund’s investment in the ETFs.  Actual expenses may be different.

Example:  This example is intended to help you compare the cost of investing in the 2025 ETF Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the 2025 ETF Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

4

Portfolio Turnover

The 2025 ETF Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the 2025 ETF Fund’s performance. During the most recent fiscal year, the 2025 ETF Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Wilshire 2025 ETF Fund operates under a fund of funds structure.  The Wilshire 2025 ETF Fund seeks to achieve its investment objective by investing primarily in a portfolio of unaffiliated ETFs, which are investment companies traded on national securities exchanges with listed securities.   The ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments.  The Wilshire 2025 ETF Fund invests in the ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years.  The Wilshire 2025 ETF Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the Wilshire 2025 ETF Fund’s asset allocation should be approximately 80% invested in [ETFs which invest in] fixed income securities and the remaining 20% in equity securities.

Principal Risks

You may lose money by investing in the 2025 ETF Fund.  In addition, by investing in the Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the ETFs.  For the 2025 ETF Fund, the risks are as follows:

Fund of Funds Risk. The Fund invest in ETFs.  Shareholders of the Fund bear their proportionate share of the ETFs’ fees and expenses as well as their share of the Fund’s fees and expenses.  As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.  Also, the Funds may be prevented from fully allocating assets to certain ETFs due to fund-of-funds investment limitations.

Future Developments.  An ETF may take advantage of other investment practices that are not currently contemplated for use by ETFs, or are not available but may yet be developed, to the extent such investment practices are consistent with an ETF’s investment objective and legally permissible for the ETF.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Market Risk. For equity securities, stock market movements will affect an ETF’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an ETF.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The performance of an ETF is in part dependent upon an ETF’s investment adviser’s skill in making appropriate investments. To the extent that an ETF’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the ETF relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of an ETF’s strategy can lead to substantial differences in the sector or industry allocation of the ETF relative to the market or index.

5

More information about risks, including additional risk facts not discussed above, is included in the “More About Risks” section and the 2025 ETF Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the 2025 ETF Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the 2025 ETF Fund by showing the changes in the 2025 ETF Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The 2025 ETF Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

	1 year	Since Inception (5/01/06)
Wilshire 2025 ETF Fund
Wilshire 5000 IndexSM* (reflects no deduction for fees, expenses or taxes)
Blended Benchmark** (reflects no deduction for fees, expenses or taxes)
S&P Target Date 2025 Index ***(reflects no deduction for fees, expenses or taxes)
_______________
*
The Wilshire 5000 IndexSM  is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data.  It is not possible to directly invest in an unmanaged index.  Inception to date returns begin on April 30, 2006.

**
The Blended Benchmark is based on the Wilshire 2025 ETF Fund’s target allocation and is comprised of 42% S&P 500 Index, 9% Russell 2000 Growth Index, 11% MSCI EAFE Index, 20% Barclays Capital Aggregate Bond and 18% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

***
The S&P Target Date 2025 Index has replaced the Blended Benchmark as a benchmark index for the Fund.  Wilshire believes that the Index, which [insert description of index], provides a better benchmark comparison.

Management

Adviser and Portfolio Manager

Wilshire Associates Incorporated

6

Alex Kaye, Vice President of Wilshire Associates Incorporated and Portfolio Manager of the 2025 ETF Fund.  Mr. Kaye has served as Portfolio Manager since ____.

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

7

Wilshire 2035 ETF Fund

Investment Objective

The Wilshire 2035 ETF Fund’s investment objective is to provide high total return until its target retirement date.  Thereafter the Wilshire 2035 ETF Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of the Wilshire 2035 ETF Fund may be changed without a shareholder vote.

Fees and Expenses of the 2035 ETF Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the 2035 ETF Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1, 2:

Management Fees	0.25%
Distribution and Service (12b-1) Fees	%
Other Expenses	%
Gross Annual Expenses	%
Less Expense Reimbursement3%
Acquired Fund Fees and Expenses (Underlying Investments)4%
Total Annual Fund Operating Expenses	%
_______________
(1)	[The information in the table has been restated to reflect changes in the expense structure for the Funds which took effect on October 5, 2009. Actual expenses may be different.]
(2)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Exchange Traded Funds (“ETFs”) in which the Fund invests.  These indirect expenses, which will vary with ETF expenses, are based on the average expense ratio for the ETFs in which the Fund intends to invest, based on the Fund’s expected allocation among the ETFs and the actual expenses of the shares of those ETFs.  The ETF fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights tables of this prospectus.

(3)
Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the Fund through April 30, 2011, so that the Total Annual Operating Expenses for the Fund, excluding the fees and expenses of the ETFs, will not exceed 0.60% (the “Expense Limitation” ).  Total Annual Operating Expenses are the sum of the Fund’s direct annual operating expenses and of the Fund’s indirect ETF fees and expenses.  Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

(4)
“Acquired Fund Fees and Expenses (Underlying Investments)” are based on the estimated amount of indirect net expenses associated with the Fund’s investment in the ETFs.  Actual expenses may be different.

Example:  This example is intended to help you compare the cost of investing in the 2035 ETF Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the 2035 ETF Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

8

Portfolio Turnover

The 2035 ETF Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the 2035 ETF Fund’s performance. During the most recent fiscal year, the 2035 ETF Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Wilshire 2035 ETF Fund operates under a fund of funds structure.  The Wilshire 2035 ETF Fund seeks to achieve its investment objective by investing primarily in a portfolio of unaffiliated ETFs, which are investment companies traded on national securities exchanges with listed securities.  The ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments.  The Wilshire 2035 ETF Fund invests in the ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years.  The Wilshire 2035 ETF Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the Wilshire 2035 ETF Fund’s asset allocation should be approximately 80% invested in [ETFs which invest in] fixed income securities and the remaining 20% in equity securities.

Principal Risks

You may lose money by investing in the 2035 ETF Fund.  In addition, by investing in the Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the ETFs.  For the 2035 ETF Fund, the risks are as follows:

Fund of Funds Risk. The Fund invest in ETFs.  Shareholders of the Fund bear their proportionate share of the ETFs’ fees and expenses as well as their share of the Fund’s fees and expenses.  As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.  Also, the Funds may be prevented from fully allocating assets to certain ETFs due to fund-of-funds investment limitations.

Future Developments.  An ETF may take advantage of other investment practices that are not currently contemplated for use by ETFs, or are not available but may yet be developed, to the extent such investment practices are consistent with an ETF’s investment objective and legally permissible for the ETF.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Market Risk. For equity securities, stock market movements will affect an ETF’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an ETF.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The performance of an ETF is in part dependent upon an ETF’s investment adviser’s skill in making appropriate investments. To the extent that an ETF’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the ETF relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of an ETF’s strategy can lead to substantial differences in the sector or industry allocation of the ETF relative to the market or index.

9

More information about risks, including additional risk facts not discussed above, is included in the “More About Risks” section and the 2035 ETF Fund’s Statement of Additional Information.

Past Performance

The information below provides an illustration of how the 2035 ETF Fund’s performance has varied over time.  The bar chart and table provide some indication of the risks of investing in the 2035 ETF Fund by showing the changes in the 2035 ETF Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with broad-based securities market indexes.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts.  The inclusion of these charges would reduce the total return figures for all periods shown.  The 2035 ETF Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was _____% (quarter ended __-__-__) and the lowest return for a quarter was ____% (quarter ended __-__-__).

	1 year	Since Inception (5/01/06)
Wilshire 2035 ETF Fund
Wilshire 5000 IndexSM* (reflects no deduction for fees, expenses or taxes)
Blended Benchmark** (reflects no deduction for fees, expenses or taxes)
S&P Target Date 2025 Index ***(reflects no deduction for fees, expenses or taxes)
_______________
*
The Wilshire 5000 IndexSM is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data.  It is not possible to directly invest in an unmanaged index.  Inception to date returns begin on April 30, 2006.

**
The Blended Benchmark is based on the Wilshire 2035 ETF Fund’s target allocation and is comprised of 57% S&P 500 Index, 13% Russell 2000 Growth Index, 12% MSCI EAFE Index, 10% Barclays Capital Aggregate Bond Index and 8% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

***
The S&P Target Date 2035 Index has replaced the Blended Benchmark as a benchmark index for the Fund.  Wilshire believes that the Index, which [insert description of index], provides a better benchmark comparison.

Management

Adviser and Portfolio Manager

Wilshire Associates Incorporated

10

Alex Kaye, Vice President of Wilshire Associates Incorporated and Portfolio Manager of the 2025 ETF Fund.  Mr. Kaye has served as Portfolio Manager since ____.

For important information about tax information and financial intermediary compensation, please turn to “Tax Information” and “Financial Intermediary Compensation” on page __.

11

Tax Information

The Funds’ distributions are expected to be paid annually and are generally tax-exempt.  However, a portion of the Funds’ distributions may be subject to federal income tax.

Financial Intermediary Compensation

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), a Fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

THE FUND OF FUNDS STRUCTURE

The 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (the “Funds”) are structured as “fund of funds,” which means that each Fund attempts to implement its investment strategies by investing in the ETFs.

The Funds invest in the ETFs in accordance with weightings determined by Wilshire.  The ETFs invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.  The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the ETFs varies, as does the investment risk and reward potential represented by each Fund.  Wilshire’s selection of ETFs may have a positive or negative effect on a Fund’s investment performance.

In managing the Funds, Wilshire focuses on three key principles:  asset allocation, portfolio structure and continuous fund management.  Asset allocation across appropriate asset classes is the central theme of Wilshire’s investment philosophy.  Wilshire seeks to reduce risk by investing in ETFs that are diversified within each asset class.  The amounts invested in each of the ETFs will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.  The current target allocation for each Fund is as follows:

	Equity	Fixed Income
2015 ETF Fund	[57%]	[43%]
2025 ETF Fund	[67%]	[33%]
2035 ETF Fund	[80%]	[20%]

Normally, the Funds invest substantially all of their assets in the ETFs to meet their investment objective.  However, the Funds may invest a portion of their assets in cash, cash equivalents, money market funds or other investments.  For temporary defensive purposes, including during periods of unusual cash flows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the Funds may not be able to achieve their investment objective.  The Funds may adopt a defensive strategy if Wilshire believes securities in which the ETFs normally invest have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

The ETFs in which the Funds invest may be nondiversified.  Compared to diversified funds, a nondiversified ETF may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers.

Each Fund reserves the ability to discontinue using a fund of funds structure and invest directly in the types of securities in which the ETFs invest. Shareholders will be notified in advance before the structure of a Fund is changed.

An investor in the Funds should understand that alternatively he or she could allocate investments directly to an ETF.  By investing indirectly in an ETF through the Funds, an investor bears not only his or her proportionate share of certain expenses of the Funds (such as operating costs), but also, indirectly, similar expenses of an ETF, as discussed under “Fees and Expenses” on page __.  However, an investor who chooses to invest directly in an ETF would not receive the asset allocation and rebalancing services provided by Wilshire.

13

MORE ABOUT RISKS

The Funds have principal investment strategies that come with inherent risks.  In addition to those risks discussed in the “Fund Summaries” section, the following is a list of the risks associated with the Funds’ strategies.  Because the Funds invest in the shares of the ETFs, the Funds indirectly invest in the same investments as the ETFs and will be subject to the risks of the ETFs.  The following paragraphs describe the types of risks that each Fund may experience. Each Fund’s principal risks will vary depending on the asset mix of a Fund.

Capitalization Risk.  This is the risk of investments in small-capitalization companies.  Investments in small-cap companies tend to be more volatile than investments in large-cap companies.  An ETF’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.  This risk is greater for those ETFs with higher asset allocations to small-cap equities.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to an ETF.  The credit risk of an ETF depends on the credit quality of its underlying securities.  In general, for debt securities, the lower the credit quality of an ETF’s securities, the higher the ETF’s risk, all other factors such as maturity being equal.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When an ETF uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  To the extent that a derivative is not used as a hedge (i.e., for speculation), an ETF is directly exposed to the potential gains and losses of that derivative.  Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.  To the extent that an ETF uses derivatives, an ETF will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Equity Securities Risks. Equity investments, including common stocks, tend to be more volatile than bonds or money market instruments.  To the extent an ETF is invested in equity securities, the value of the ETF’s shares will go up and down due to movement in the collective returns of the individual securities held by the ETF.  Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent an ETF invests in emerging market securities of issuers based in countries with developing economies.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

14

Foreign (Non-U.S.) Risk. An ETF’s investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies.  The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries.  Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers.  Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards.  Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect an ETF’s investments in a country other than the United States.  To the extent an ETF invests in a particular country or geographic region, the ETF may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.  This risk is greater for those ETFs with higher asset allocations to non-U.S. equities.

Inflation Risk.  This is the risk that the value of assets or income from an ETF’s investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the ETF’s assets can decline as can the value of distributions.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates.  In general, debt security prices move inversely to changes in interest rates.  If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise.  In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, an ETF with a more specific investment style (such as value or growth) may perform less well than an ETF that allows greater flexibility in the investment of assets.

Liquidity Risk.  An ETF may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the ETF finds to be favorable.  An ETF may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets.  While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value.  Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.  Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Real Estate Investment Trust Risk. REITs are subject to a variety of factors affecting the real estate market generally, such as economic conditions, overbuilding, mortgage rates and availability.  In addition, REITs have additional risks because REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date.  If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and an ETF’s income or yield may decline.  Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities.  To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

15

Valuation Risk. An ETF may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

MANAGEMENT

The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees.  As described below, the Board of Trustees has approved contracts with others to provide certain services to the Funds.

Investment Adviser

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Wilshire Variable Insurance Trust (the “Trust”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”)  made up of a series of portfolios.  The Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated April 28, 2006.  Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.  Wilshire was formed in 1972 and as of March 31, 2010, managed approximately $__ billion in assets.  Wilshire also provides investment technology products and investment consulting and provides equity investment services.  Wilshire conducts its investment decision-making through an investment committee structure.  The investment committee consists of senior level investment professionals with significant investment experience.  As of the date of the Prospectus, the investment committee is comprised of Luke O’Neil, Lawrence E. Davanzo, Jason Schwarz, J.J. Wilczewski, Victor Zhang, Josh Emanuel, Helen Webb Thompson, Matt Radgowski and Cleo Chang.  Mr. Zhang and Mr. Emanuel are co-chairmen of the Investment Committee.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund or a designated portion of such Fund’s assets.  Wilshire currently invests each Fund’s assets in the ETFs.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers.  Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.  Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees.  Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief.  Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Trust’s funds, without shareholder approval.  In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

16

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Funds is included in the Annual Report to Shareholders dated December 31, 2009.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee of 0.25% based on each Fund’s average daily net assets, computed daily and payable monthly.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement.

Mr. Alex Kaye is a Vice President and member of the Wilshire Funds Management  Portfolio Management Subcommittee.  Mr. Kaye serves as portfolio manager of the Funds.  Prior to joining Wilshire, Mr. Kaye served in a similar capacity as a Senior Portfolio at Ibbotson Associates. Prior to joining Ibbotson Associates, Mr. Kaye was an Account Manager servicing large institutional clients at UBS Global Asset Management.  Mr. Kaye earned a BBA in Finance from the University of Iowa and holds the Chartered Financial Analyst (CFA) designation.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of shares in each Fund.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and other services provided to shareholders.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts.  Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge.  The net asset value of each Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).  No valuations are made for any day that the NYSE is closed.  The computation is made by dividing the net assets by the number of outstanding shares.  Net assets are equal to the total assets of a Fund less its liabilities.

17

A Fund’s initial investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

A Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.  We reserve the right to impose a redemption fee in the future.

Customer Identification Program

Record owners of the Funds are the insurance companies that offer the Funds as choices for holders of certain variable annuity contracts.  The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account.  When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company.  This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order.  Once the application is determined to be in proper order, Fund purchase(s) will be effected at the net asset value per share next calculated.

The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information, or for other reasons.

The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund’s best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Fund shares held in the account will be redeemed at the net asset value per share next calculated after the Funds determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and the insurance company may incur federal income tax liability.

18

Short-Term and Excessive Trading

The Trust and the Funds are designed for long-term investors.  The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts.  Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses.  Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading.  Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds.  The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners.  In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners.  As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers.  The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust as its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund.  The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity.  A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies.  Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

The Funds which invest in ETFs which in turn invest in small cap or foreign securities, as well as such ETFs, may be more prone to market timing and time zone arbitrage.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.  All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.
19

Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations.  Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution.

By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the Internal Revenue Service instructs the Fund to do so.  The tax discussion set forth above is included for general information only.  Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled “Tax Matters” in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables detail each Fund’s financial performance for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007 and the period May 1, 2006 (inception date) to December 31, 2006.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions) if they invested in the Fund on the inception date.  The information has been audited by _______________, independent registered public accounting firm.  Their report for 2009, along with each Fund’s financial statements, is included in the 2009 annual report, which is available upon request.

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Wilshire 2015 ETF Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period		$10.94	$10.54	$10.00

Income/(loss) from investment operations:
Net investment income(2)		0.44	0.34	0.61
Net realized and unrealized gain/ (loss) on investments		(3.09)	0.14	(0.07)

Total from investment operations		(2.65)	0.48	0.54

Less distributions:
From net investment income		(0.16)	(0.05)	—
From capital gains		(0.11)	(0.03)	—

Total distributions		(0.27)	(0.08)	—

Net asset value, end of period		$8.02	$10.94	$10.54
Total return(3)(4)		(24.18)%	4.57%	5.40	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$14,674	$8,555	$1,934
Operating expenses including reimbursement/waiver†		0.50%	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†		1.05%	1.35%	8.69	%(6)
Net investment income†		4.54%	3.08%	8.87	%(6)
Portfolio turnover rate		32%	3%	55	%(5)
_______________
†	These ratios do not include expenses from the ETFs.
(1)	The Wilshire 2015 ETF Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period.  Recognition of net investment income by the Wilshire 2015 ETF Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Wilshire 2015 ETF Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.
Amounts designated as “—” are either $0 or have been rounded to $0.

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Wilshire 2025 ETF Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period		$11.00	$10.60	$10.00

Income from investment operations:
Net investment income(2)		0.23	0.32	0.54
Net realized and unrealized gain on investments		(3.33)	0.14	0.06

Total from investment operations		(3.10)	0.46	0.60

Less distributions:
From net investment income		(0.20)	(0.03)	—
From capital gains		(0.16)	(0.03)	—

Total distributions		(0.36)	(0.06)	—

Net asset value, end of period		$7.54	$11.00	$10.60
Total return(3)(4)		(28.11)%	4.36%	6.00	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$9,679	$7,028	$1,372
Operating expenses including reimbursement/waiver†		0.50%	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†		1.13%	1.72%	12.72	%(6)
Net investment income†		2.46%	2.85%	7.83	%(6)
Portfolio turnover rate		24%	2%	10	%(5)
_______________
†	These ratios do not include expenses from the ETFs.
(1)	The Wilshire 2025 ETF Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period.  Recognition of net investment income by the Wilshire 2025 ETF Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Wilshire 2025 ETF Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.
Amounts designated as “—” are either $0 or have been rounded to $0.

22

Wilshire 2035 ETF Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period		$11.04	$10.57	$10.00

Income from investment operations:
Net investment income(2)		0.24	0.24	0.40
Net realized and unrealized gain on investments		(3.89)	0.24	0.17

Total from investment operations		(3.65)	0.48	0.57

Less distributions:
From net investment income		(0.13)	— (3)	—
From capital gains		(0.12)	(0.01)	—

Total distributions		(0.25)	(0.01)	—

Net asset value, end of period		$7.14	$11.04	$10.57
Total return(4)(5)		(33.00)%	4.61%	5.70	%(6)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)		$7,923	$3,607	$324
Operating expenses including reimbursement/waiver†		0.50%	0.50%	0.50	%(7)
Operating expenses excluding reimbursement/waiver†		1.64%	3.37%	61.49	%(7)
Net investment income†		2.65%	2.20%	5.78	%(7)
Portfolio turnover rate		18%	0%	4	%(6)
_______________
†	These ratios do not include expenses from the ETFs.
(1)	The Wilshire 2035 ETF Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period.  Recognition of net investment income by the Wilshire 2035 ETF Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Wilshire 2035 ETF Fund invests.

(3)	Amount is less than $0.01 per share.
(4)	Total return represents the total return for the period indicated.
(5)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies.  The inclusion of these charges would reduce the total return figures for all periods shown.

(6)	Non-annualized.
(7)	Annualized.
Amounts designated as “—” are either $0 or have been rounded to $0.

OTHER INFORMATION

Shareholder Inquiries

For questions concerning investments in the Funds through your variable annuity contract, please call/contact your insurance company.

Voting Rights

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts.  A Participating Insurance Company must vote the shares of a Fund held in its name as directed.  If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of a proposal.

23

Additional Information

Additional information about the Funds is available in the Funds’ annual and semi-annual reports to shareholders.  In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  The financial statements included in the Funds’ annual reports are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.

The SAI contains more detailed information about the Funds.  The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.

To receive without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796:

Wilshire Variable Insurance Trust
c/o DST Systems, Inc.
333 W. 11th Street
Kansas City, MO 64105

The Funds’ annual and semi-annual reports and SAI are not available on a fund website because the Funds do not have a website.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds.  The prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917
WIL-PS-006-0100

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STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

May 1, 2010

This Statement of Additional Information (“SAI”) provides supplementary information for the series of portfolios of Wilshire Variable Insurance Trust (the “Trust”):  Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (each a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus, but should be read in conjunction with the current prospectuses of the Funds, dated May 1, 2010, as supplemented from time to time.  This SAI is incorporated in its entirety into the prospectuses.  The audited financial statements for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the “Variable Insurance Trust Funds”) for the year ended December 31, 2009, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2009.  The audited financial statements for the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Target Maturity Funds”) for the year ended December 31, 2009, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2009.  Copies of the prospectuses and the Funds’ financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO  64121-9512, or by telephoning 1-888-200-6796.

The Trust and The Funds	2
Additional Investment Policies	2
Investment Restrictions	4
Description of Securities and Risks	9
Management Of The Funds	34
Investment Advisory Agreements	40
Brokerage Allocation	61
Distributor	64
Other Services	67
Voting Rights	68
Purchase, Redemption And Pricing Of Fund Shares	69
Tax Matters	71
Control Persons and Principal Holders of Securities	74
General Information	75
Financial Statements	76
APPENDIX A	A-1
APPENDIX B	B-1

THE TRUST AND THE FUNDS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996.  The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of twelve separate Funds.  All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.  In addition to the Funds described herein, the Trust reserves the right to create and issue shares of funds.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs.  The Adviser has entered into agreements with Madison Square Investors, LLC (“Madison Square”) and Victory Capital Management, Inc. to serve as subadvisers for the Equity Fund.  Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) serve as the subadvisers for the Income Fund.  Mellon Capital Management Corporation (“Mellon”) and Copper Rock Capital Partners, LLC (“Copper Rock”) serve as the subadvisers for the Small Cap Growth Fund.  PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) serve as the subadvisers for the International Equity Fund.  ClearBridge Advisors, LLC (“ClearBridge”) serves as the subadviser for the Socially Responsible Fund.

As described below, under the fund of funds structure, the Adviser allocates the assets of the Balanced Fund between the Income Fund and Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”).  In addition, under the fund of funds structure, the Adviser allocates the assets of the Target Maturity Funds in varying amounts to unaffiliated exchange-traded funds (“ETFs”, together with the Income Fund and 130/30 Fund, the “Underlying Funds”).  The Adviser also allocates a portion of the Equity Fund’s assets to the 130/30 Fund.

The investment objectives and policies of each Fund are described in that Fund’s respective prospectus.  Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objectives of the Funds will be realized.

Each Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies.  These investment policies and strategies may be changed without shareholder approval.  However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of a Fund” as defined in the 1940 Act.  In addition, the investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a “majority of the outstanding shares of a Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Funds’ prospectuses.

Equity Fund.  The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions.  While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility.  The Equity Fund does not invest in companies for the purpose of exercising control of management.  Moreover, the Equity Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the “1933 Act”) or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth.  Investment income is a secondary consideration in the selection of portfolio securities.  The Equity Fund does not buy and sell for short-term trading profits.  Therefore, portfolio changes usually are accomplished gradually.  However, portfolio management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities and other investment companies to the extent permitted under the 1940 Act.  Debt securities must be rated within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”) or by Standard and Poor’s (“S&P”) except that up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody’s or S&P.

Income Fund.  As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities.  Currently, the Income Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective.  Portfolio turnover is expected to be moderate to high.

During the past five years, the Income Fund’s portfolio turnover rates have been in excess of 300%, due to the subadvisers’ trading in mortgage “TBAs” (To Be Announced).  A TBA is defined as an underlying contract on a mortgage-backed security (“MBS”) to buy or sell a MBS which will be delivered at an agreed-upon date in the future.  The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance.  TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity.  As a result, investing in TBAs increases a fund’s portfolio turnover rate.  TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing liquidity.

Small Cap Growth Fund.  The small cap growth segment is one of the most volatile areas of the stock market.  Over the last five years, the high volatility in small cap growth stocks was the primary contributor to the Small Cap Growth Fund’s high portfolio turnover rates.  In addition, the subadvisers’ ongoing active management of the Small Cap Growth Fund is another source of portfolio turnover.  Specifically, the subadvisers use stock price fluctuations as opportunities to buy and sell securities at attractive valuations.  Lastly, portfolio turnover can also be caused by subadviser changes.  Changes to the Small Cap Growth Fund’s subadvisers in 2006 also attributed to higher portfolio turnover.

International Equity Fund.  The International Equity Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments and Associated Risks” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.”  The Socially Responsible Fund may also invest in ETFs and Real Estate Investment Trusts (REITs), subject to the Fund’s investment restrictions noted below.

Socially Responsible Fund.  The Socially Responsible Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments and Associated Risks” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.”  The Socially Responsible Fund may also invest in ETFs and Real Estate Investment Trusts, (“REITs”), subject to the Fund’s investment restrictions noted below.

The Fund of Funds Structure.  Each of the Target Maturity Funds and the Balanced Fund are structured as a “fund of funds,” which means that the Target Maturity Funds attempt to implement their investment strategies by investing in ETFs and the Balanced Fund attempts to implement its investment strategies by investing in the Income Fund and 130/30 Fund.

The specific portfolios that comprise the Target Maturity Funds can be changed without shareholder approval.  Each Target Maturity Fund’s allocation ranges can be changed without shareholder approval.  Each Target Maturity Fund normally intends to invest all of its assets in ETFs Funds; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments.  Each Target Maturity Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the Underlying Funds invest.  Shareholders will be provided with advance notice before any such conversion occurs.

To the extent a Target Maturity Fund’s or the Balanced Fund’s assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund.

INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.”  The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.”  A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

The Equity Fund, Balanced Fund and Income Fund each may not:

(1)	purchase securities other than the securities in which a Fund is authorized to invest;

(2)
issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3)	write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(4)	purchase securities on margin or sell any securities short;

(5)
invest in the securities of any issuer, any of whose officers, directors or security holders is an  officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund’s officers and directors together would own more than 5% of the securities of that issuer;

(6)
purchase any securities that would cause more than 25% of the value of a Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers  conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(7)
invest more than 5% of the value of the Fund’s total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years’ continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(8)
mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes;

(9)	purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts; or

(10)	invest in companies for the purpose of exercising control.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above.  For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer.  For the purposes of investment restriction 10 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Income Fund each may not:

(1)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or

(c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

The Balanced Fund may not:

(1)
make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days.

The Equity Fund may not:

(1)
underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called “restricted securities”) or purchase securities not freely marketable;

(2)
with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than government securities or securities of other investment companies) or invest in 10% of the outstanding voting securities of such issuer; or

(3)	invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

The Balanced Fund and Income Fund each may not:

(1)
underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act;

(2)
purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund and Equity Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities); or

(3)
invest in securities of other investment companies, except to the extent permitted under the 1940 Act, and except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1)
act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)
purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)
borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)
invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 4 above.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)
purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4)
purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased.  Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios.  They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

In addition, the Income Fund may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act, but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

The Target Maturity Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.  Each Target Maturity Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i)	the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or

(ii)
the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets; and

(6)	invest in securities of other investment companies except to the extent permitted under the 1940 Act.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following non-fundamental investment policies, which may be changed by the Board of Trustees.

The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund’s description in its respective prospectus and each Fund’s fundamental and non-fundamental investment policies.  Because the Balanced Fund invests in shares of the Income Fund and 130/30 Fund, the Balanced Fund indirectly invests in the same investments as listed for the Income Fund and 130/30 Fund.  Because the Target Maturity Funds invest in shares of the Underlying Funds, the Target Maturity Funds indirectly invest in the same investments as the Underlying Funds.

Exchange-Traded Funds.  Each Target Maturity Fund, the 130/30 Fund, and the Equity Fund may purchase shares of ETFs.  An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies.  The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies.  Therefore, a Fund’s purchase of ETF shares generally are subject to the risks of a Fund’s investments in other investment companies, which are described below under the heading “Investment Companies.”

Repurchase Agreements.  Each Fund, the 130/30 Fund and an ETF may invest in repurchase agreements.  The Equity Fund and Income Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets would be subject to repurchase agreements maturing in more than seven days.  Repurchase agreements are agreements under which a Fund, ETF or 130/30 Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund, ETF or 130/30 Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price.  Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest.  Repurchase agreements are for short periods, most often less than 30 days and usually less than one week.  The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in U.S. government securities.  In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase.  In entering into a repurchase agreement, a Fund, ETF or 130/30 Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase.  In that event, a Fund, ETF or 130/30 Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security).  Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.  The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

Lending Portfolio Securities.  A Fund, (except the Balanced Fund), ETF or 130/30 Fund may seek additional income by lending securities on a short-term basis to banks, brokers and dealers.  A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.”

The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met:  (1) the fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, a fund’s board must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the fund’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a fund fails to return the securities and access to the collateral is prevented or delayed.

Reverse Repurchase Agreements and Other Borrowings.  Each Fund is authorized and certain ETFs may be authorized to borrow money and may invest in reverse repurchase agreements.  If the securities held by a Fund or ETF should decline in value while borrowings are outstanding, the net asset value of the Fund’s or ETF’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s or ETF’s securities.  A Fund or ETF may borrow through reverse repurchase agreements under which a Fund or ETF sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Reverse repurchase agreements involve the sale of money market securities held by a Fund or ETF, with an agreement to repurchase the securities at an agreed upon price, date and interest payment.  If it employs reverse repurchase agreements, a Fund or ETF will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund or ETF either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.  At the time it enters into a reverse repurchase agreement, a Fund or ETF will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price.  A Fund or ETF will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions.  Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund or ETF with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund or ETF is obligated to repurchase.  As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds’ total net assets at the time of initiation.  For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets.  In addition, whenever borrowings exceed 5% of a Fund’s total assets, these Funds will not make any additional investments.  For the Equity Fund, Balanced Fund and Income Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund’s total assets taken at market value.  If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage.  The Equity Fund, Balanced Fund and Income Fund will repay all borrowings before making additional investments.

High-Yield (High-Risk) Securities.  To the extent the Income Fund or ETF can invest in high-yield (high-risk) securities (commonly referred to as “junk bonds”), the following sections are applicable.  High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes.  Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.  The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value.  If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

Payment Expectations.  Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

Credit Ratings.  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations.  The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The subadvisers continually monitor the investments in the Income Fund’s portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities.  The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  As a result, a fund’s net asset value and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted.  The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s portfolio.  Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Warrants.  Each Fund, certain ETFs and the 130/30 Fund may invest in warrants.  Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  While warrants may be traded, there is often no secondary market for them.  Moreover, they are usually issued by the issuer of the security to which they relate.  The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value.  To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise.  To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value.  If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund’s investment in them will be lost.  In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund and Income Fund will not invest more than 5% of their respective net assets in warrants.

Rights Offerings.  The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund and 130/30 Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Convertible Preferred Stocks and Debt Securities.  The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and certain ETFs may invest in convertible preferred stock and debt securities.  Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period.  The market value of convertible securities generally includes a premium that reflects the conversion right.  That premium may be negligible or substantial.  To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock.  The Equity Fund, International Equity Fund, Socially Responsible Fund and Income Fund may invest in preferred equity redemption cumulative stock.  Preferred Equity Redemption Cumulative Stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date.  PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock.  However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%).  Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

Adjustable Rate Mortgage Securities.  The Equity Fund, International Equity Fund, Socially Responsible Fund and Income Fund may invest in adjustable rate mortgage securities.  Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Types of Credit Enhancement.  Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories:  (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.  A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Foreign Securities.  The Equity Fund, International Equity Fund, Small Cap Growth Fund, Income Fund and an ETF may invest in foreign securities.  Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance.  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company.  Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers.  Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S.  Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.  It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.  Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities without delivery may be required in certain foreign markets.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Real Estate Investment Trusts (REITs).  The Socially Responsible Fund, certain ETFs and the 130/30 Fund may invest in REITs to the extent that their underlying indexes invest in REITs.  REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests.  A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.  REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.  A REIT will not invest in real estate directly, but only in securities issued by real estate companies.  However, a REIT may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry.  These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.  Investment in REITs may subject Target Maturity Fund shareholders to duplicate management and administrative fees.

Forward Foreign Currency Exchange Contracts.  The Small Cap Growth Fund, Income Fund and International Equity Fund may invest in foreign currencies.  The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes.  Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time.  A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances.  First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.  Second, when the Fund’s adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.  With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency.  The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.  The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure.  In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes.  Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.  Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund’s custodian.  For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Dollar Roll Transactions.  The Income Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.  The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund’s holdings.  As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction.  The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase.  A dollar roll involves costs to the Fund.  For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before the Fund is able to purchase them.  Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Strategic Transactions and Derivatives.  The Income Fund, International Equity Fund, Socially Responsible Fund, certain ETFs and 130/30 Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such fund’s portfolio or to enhance potential gain.  These strategies may be executed through the use of derivative contracts.  Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.  Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds, ETFs or 130/30 Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).  Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund, ETF or 130/30 Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund, ETF or 130/30 Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund, ETF or 130/30 Fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund, ETF or 130/30 Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause the fund to hold a security it might otherwise sell.  The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options.  To the extent consistent with their respective investment objectives, the Income Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, certain ETFs and 130/30 Fund may invest in options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund, ETF or 130/30 Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund, ETF or 130/30 Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund, ETF or 130/30 Fund’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the Fund, ETF or 130/30 Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American-style put or call option may be exercised at any time during the option period thereto.  A Fund, ETF or 130/30 Fund may purchase and sell exchange-listed options and over-the-counter options (“OTC options”).  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A Fund, ETF or 130/30 Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund, ETF or 130/30 Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund, ETF or 130/30 Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the subadviser or ETF’s adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers”

or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, ETF or 130/30 Fund, and portfolio securities “covering” the amount of a Fund, ETF or 130/30 Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund, ETF or 130/30 Fund’s limitation on investing in illiquid securities.  If a Fund exceeds the limits specified above, the Fund will take prompt steps to reduce its holdings in illiquid securities.

If a Fund, ETF or 130/30 Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund, ETF or 130/30 Fund’s income.  The sale of put options can also provide income.  The Funds, ETF or 130/30 Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities, indices, currencies and futures contracts.  All calls sold by a Fund, ETF or 130/30 Fund must be “covered” (i.e., the Fund, ETF or 130/30 Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund, ETF or 130/30 Fund will receive the option premium to help protect it against loss, a call sold by the Fund, ETF or 130/30 Fund exposes the Fund, ETF or 130/30 Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund, ETF or 130/30 Fund to hold a security or instrument which it might otherwise have sold.

The Funds, ETF or 130/30 Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  The Funds will not sell put options if, as a result, more than 50% of a Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that the Fund, ETF or 130/30 Fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a Fund, ETF or 130/30 Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund or ETF.  When a Fund, ETF or 130/30 Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund, ETF or 130/30 Fund is included in the liability section of the Fund, ETF or 130/30 Fund’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price.  If an option purchased by a Fund, ETF or 130/30 Fund expires unexercised, the Fund, ETF or 130/30 Fund realizes a loss equal to the premium paid.  If a Fund, ETF or 130/30 Fund enters into a closing sale transaction on an option purchased by it, the Fund, ETF or 130/30 Fund will realize a gain if the premium received by the Fund, ETF or 130/30 Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund, ETF or 130/30 Fund expires on the stipulated expiration date or if a Fund, ETF or 130/30 Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Fund, ETF or 130/30 Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund, ETF or 130/30 Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

General Characteristics of Futures.  To the extent consistent with their respective investment objectives, a Fund, except the Balanced Fund, and certain ETFs may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ or an ETF’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and the Funds will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes.  Typically, maintaining a futures contract or selling an option thereon requires a Fund or ETF to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds or ETF.  If a Fund or ETF exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Trust has filed a notice of eligibility of exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets.  The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices.  The Funds and certain ETFs also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions.  A Fund or ETF may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds’ or an ETF’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or ETF, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds or ETF may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund or ETF has or in which a Fund or ETF expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds or ETF may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund or ETF’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund or ETF’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of a Fund or ETF’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund or ETF if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund or ETF is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund or ETF if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation.  The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions.  A Fund or ETF may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which the Funds and certain ETFs may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund or ETF with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions.  The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser.  If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Eurodollar Instruments.  A Fund or ETF may make investments in Eurodollar instruments.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing.  The Funds or ETFs may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund or ETF segregate liquid, high-grade assets to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund or ETF to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund or ETF will require the Fund or ETF to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund or ETF on an index will require the Fund or ETF to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund or ETF requires the Fund or ETF to segregate liquid high-grade assets equal to the exercise price.

Except when the Funds or ETF enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund or ETF to buy or sell currency will generally require the Fund or ETF to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund or ETF’s obligations or to segregate liquid high-grade assets equal to the amount of the Fund or ETF’s obligation.

OTC options entered into by the Funds or ETF, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund or ETF sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund or ETF, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund or ETF sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund or ETF will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC-issued and exchange listed options sold by a Fund or ETF other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund or ETF will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund or ETF must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund or ETF will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund or ETF’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  Each Fund or ETF may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions.  For example, a Fund or ETF could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund or ETF.  Moreover, instead of segregating assets if a Fund or ETF held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds or ETF’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  (See “Tax Matters” section).

Variable and Floating Rate Instruments.  The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments.  With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.  In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies.  Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

Sub-Prime Mortgage Exposure.  The Small Cap Growth Fund may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the United States.  Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting.  The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets.  In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities.  The Small Cap Growth Fund’s investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Small Cap Growth Fund to decrease.

Mortgage-Backed Securities.  The Small Cap Growth Fund, Income Fund and certain ETFs may invest in mortgage-backed securities.  Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions.  Pools of mortgage loans are assembled for sale to investors by various government-related organizations.  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

[Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.  The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC.  Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until March 31, 2010.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities until March 31, 2010.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.]

Mortgage-backed securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years.  Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”).  Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets.  Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds generally require payments of a specified amount of principal on each payment date.  PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities.  The Small Cap Growth Fund, Income Fund and certain ETFs may invest in asset-backed securities.  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized.  Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment.  In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.  In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities.  Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. Government Obligations.  Each Fund, ETF and 130/30 Fund may invest in U.S. government obligations.  U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government.  U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies.  Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities.  Examples of the types of U.S. government obligations which the Funds, ETFs or 130/30 Fund may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Supranational Organization Obligations.  The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Lease Obligations.  The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract (“Lease Obligations”).  The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following:  (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets.  Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.  In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Equity Fund, Small Cap Growth Fund, Socially Responsible Fund and Income Fund may purchase commercial paper rated (at the time of purchase) A 1 by S&P or Prime 1 by Moody’s or, when deemed advisable by the Fund’s adviser or subadviser, “high quality” issues rated A 2 or Prime 2 by S&P or Moody’s, respectively.  These ratings are described in Appendix A.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Investment Grade Debt Obligations.  The Equity Fund, Income Fund and ETFs may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO.  It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.  See Appendix A to this SAI for a description of applicable securities ratings.

When-Issued Purchase and Forward Commitments.  A Fund, except the Balanced Fund, and certain ETFs may enter into “when-issued” and “forward” commitments, including, for the Small Cap Growth Fund only, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date.  When a Fund or ETF agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account.  Normally fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund or ETF may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund or ETF’s commitments.  It may be expected that the market value of a Fund or ETF’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash.  Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, a Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.  The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments.  The Small Cap Growth Fund may invest in stand-by commitments.  Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price.  Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser’s opinion, present minimal credit risks.  The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Standard & Poor’s Depositary Receipts (SPDRs).  The Socially Responsible Fund may, consistent with its investment objectives, purchase SPDRs.  SPDRs are securities that are currently traded on the American Stock Exchange and represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index.  The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.  SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows, trading or reducing costs.

Investment Companies.  In connection with the management of its daily cash position, the Funds and ETFs may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  As a shareholder of another investment company, a Fund or ETF would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the expenses a Fund or ETF bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with a Fund or ETF’s investment objectives and policies.  As a shareholder in an investment company, a Fund or ETF would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Money Market Instruments.  The 130/30 Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate.  The 130/30 Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars.  Time deposits held by the 130/30 Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Other short-term bank obligations in which the 130/30 Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the 130/30 Fund may be subject to additional investment risks that are different in some respects from those incurred by the 130/30 Fund which invests only in debt obligations of U.S. domestic issuers.  Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Zero Coupon Securities.  The 130/30 Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  The 130/30 Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities.  A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity.  The amount of the discount fluctuates with the market price of the security.  The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

Commercial Paper and Other Short-term Corporate Obligations.  The 130/30 Fund may invest in commercial paper and other short-term corporate obligations.  Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.  The commercial paper purchased by the 130/30 Fund will consist only of direct obligations which, at the time of their purchase, are:  (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the 130/30 Fund to invest at varying rates of interest pursuant to direct arrangements between the 130/30 Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.  If these obligations are not secured by letters of credit or other credit support arrangements, the 130/30 Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand.  In connection with floating and variable rate demand obligations, Wilshire and the subadvisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies, and the 130/30 Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Futures Transactions.  The 130/30 Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.  A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the 130/30 Fund which could affect the value of the 130/30 Fund’s net assets adversely.  Although the 130/30 Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the 130/30 Fund to substantial losses.

Successful use of futures by the 130/30 Fund also is subject to the ability of the subadvisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract.  For example, if the 130/30 Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the 130/30 Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances as the 130/30 Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The 130/30 Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the 130/30 Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract.  The segregation of such assets will have the effect of limiting the 130/30 Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Act.

Other Derivatives.  The 130/30 Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the 130/30 Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the 130/30 Fund’s investment objective and legally permissible for the 130/30 Fund.

Preferred Stock.  The 130/30 Fund may invest in preferred stock.  Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  The 130/30 Fund may invest in convertible securities.  Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Short Sales.  The 130/30 Fund may engage in short selling.  To complete a short sales transaction, the 130/30 Fund must borrow the security to make delivery to the buyer.  The 130/30 Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the 130/30 Fund.  Until the security is replaced, the 130/30 Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan.  To borrow the security, the 130/30 Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the 130/30 Fund closes its short position or replaces the borrowed security, the 130/30 Fund will:  (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the 130/30 Fund’s short position.

MANAGEMENT OF THE FUNDS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below.  The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name And Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Theodore J. Beck, 57	Trustee	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education (since 2005); Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin (1999 to 2005).	15	Wilshire Mutual Funds, Inc. (6 Portfolios)
Roger A. Formisano, 61	Trustee	Since 2002	Vice President, University Medical Foundation, 2006 to Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	15	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (6 Portfolios)
Richard A. Holt, 68	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Mutual Funds, Inc. (6 Portfolios)
Suanne K. Luhn, 55	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006).	15	Wilshire Mutual Funds, Inc. (6 Portfolios)
Harriet A. Russell, 68	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (6 Portfolios)
George J. Zock, 59	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; formerly Consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Mutual Funds, Inc. (6 Portfolios)

Name And Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND OFFICERS
Lawrence E. Davanzo,(3) 57	Trustee and President	Since 2005	President Wilshire Associates Incorporated (October 2007 to Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	15	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (6 Portfolios)
Helen Thompson, 42	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated, since 2003; Associate Director, First Quadrant, L.P., 2001 to 2003; Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer, 1996 to 2003, First Quadrant Limited.
				N/A	N/A
James T. St. Aubin, __	Vice President	Since 2009	Senior Portfolio Manager in Wilshire’s Funds Management Group. 2004 to 2008, Senior Consultant at Ibbotson Associates – a division Morningstar Inc.	N/A	N/A
Alex Kaye, __	Vice President	Since 2009	Senior Portfolio Manager in Wilshire’s Funds Management Group. Member of Wilshire Funds Management Portfolio Management Subcommittee. 2004 to 2007, Senior Portfolio Manager at Ibbotson Associates.
Victor Zhang, 37	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006.
				N/A	N/A

Name And Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Aaron W. I. Eubanks, 47	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates Incorporated (since 2009); Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992 to 2009)	N/A	N/A
Reena Lalji, __	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Michael Wauters, 44	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A
Guarav Chopra, 31	Assistant Treasurer	Since 2009	Senior Associate, Wilshire Associates Incorporated, 2008 to Present; Senior Project Manager, IndyMac Bank, 2004 to 2007; and Portfolio Analyst, Hoefer Arnett, Inc., 2003 to 2004.	N/A	N/A
_______________
(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday.  Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the seven series of Wilshire Mutual Funds, Inc.
(3)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.  The Board is currently comprised of seven trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.”  The Board has five standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors.  The Audit Committee held four meetings in 2009.  The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman), Beck and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership.  The Nominating Committee held four meetings in 2009.  The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman) and Formisano and Ms. Luhn.  Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating Committee.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities.  The Valuation Committee held four meetings in 2009.  The current members of the Valuation Committee, all of whom are independent trustees (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell.  Messrs. Beck, Formisano and Zock and Ms. Luhn serve as alternates.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers.  The Investment Committee held four meetings in 2009.  The current members of the Investment Committee, all of whom are independent trustees, include Messrs. Holt (Chairman) and Beck and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plan.  The Contract Review Committee held three meetings in 2009.  The current members of the Contract Review Committee, all of whom are independent trustees, include Mses. Russell (Chairperson) and Luhn and Messrs. Beck, Formisano, Holt and Zock.

The officers of the Trust receive remuneration from the Adviser.  The Trust does not pay any remuneration to its officers.  The Trust and Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Trustee retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.

Compensation Table

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2009 by the independent trustees.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust*
Theodore J. Beck	$—	N/A	N/A	$—
Roger A Formisano	—	N/A	N/A	—
Richard A. Holt	—	N/A	N/A	—
Suanne K. Luhn	—	N/A	N/A	—
Harriet A. Russell	—	N/A	N/A	—
George J. Zock	—	N/A	N/A	—
_______________
*
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex.  “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Trustees’ Holdings of Fund Shares

The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2009, as well as the aggregate dollar range of shares in all registered investment companies overseen by the Trustee within the family of investment companies as of the same date.  Values in the table are as of December 31, 2009.

	Interested Trustee	Non-Interested Trustees
Name of Fund	Lawrence E. Davanzo	Theodore J. Beck	Roger A. Formisano	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Equity Fund
Balanced Fund
Income Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund
Wilshire 2015 ETF Fund
Wilshire 2025 ETF Fund
Wilshire 2035 ETF Fund
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by the Trustee within the Family of Investment Companies

[As of December 31, 2009, the Trustees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund.  Trustees and officers do not directly own any shares of the Balanced Fund, Income Fund, Small Cap Growth Fund, International

Equity Fund, Socially Responsible Fund, Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund or Wilshire 2035 ETF Fund; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.]

INVESTMENT ADVISORY AGREEMENTS

Investment Advisory Agreements.  As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004.  The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006.  The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser.

The Adviser’s duties under the Investment Advisory Agreements include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund’s assets.  The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund’s continuous investment program.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style.  Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers.  These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser’s fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds.  Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time.  Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate.  These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below.  The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser.  Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees.  An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement.  Each agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.700%*	0.600%*
Balanced Fund	0.550%**	0.450%**
Income Fund	0.550%	0.450%
Small Cap Growth Fund	1.150%	1.150%
International Equity Fund	1.000%	0.900%
Socially Responsible Fund	0.850%	0.750%
Wilshire 2015 ETF Fund	0.250%***	0.250%***
Wilshire 2025 ETF Fund	0.250%***	0.250%***
Wilshire 2035 ETF Fund	0.250%***	0.250%***
_______________
*
As discussed in the prospectus, the Equity Fund invests in shares of the 130/30 Fund.  The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the 130/30 Fund.

**
As discussed in its prospectus, the Balanced Fund operates under a fund of funds structure, primarily investing in shares of the Income Fund and 130/30 Fund.  The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Income Fund and 130/30 Fund.

***	The annual rate took effect on December 22, 2008. Prior to December 22, 2008, the annual rate was 0.350%.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2011, so that the Total Annual Operating Expenses, excluding the fees and expenses of the ETFs, for this period will not exceed 0.60% (the “Expense Limitation”).  Wilshire may recap the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation, to the extent a Fund’s annualized operating expenses are less than the Expense Limit.

For the fiscal years ended December 31, 2007, 2008 and 2009, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2007

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,675,870	$16,533	$3,659,337		0.70%
Balanced Fund	0	0	0		0.00%
Income Fund	713,309	84,020	629,289		0.49%
Small Cap Growth Fund	665,332	175,455	489,877		0.85%
International Equity Fund	557,262	111,372	445,890		0.80%
Socially Responsible Fund	782,818	13,567	769,251		0.83%
Wilshire 2015 ETF Fund	17,048	38,388	(21,340	)*	0.00%
Wilshire 2025 ETF Fund	12,491	40,544	(28,053	)*	0.00%
Wilshire 2035 ETF Fund	5,597	42,924	(37,327	)*	0.00%
_______________
*
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses for each Target Maturity Fund would not exceed 0.50%.

2008

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$2,739,852	$0	$2,739,852		0.70%
Balanced Fund	0	0	0		0.00%
Income Fund	630,438	0	630,438		0.55%
Small Cap Growth Fund	508,915	104,210	404,705		0.92%
International Equity Fund	465,340	95,301	370,039		0.80%
Socially Responsible Fund	551,238	0	551,238		0.85%
Wilshire 2015 ETF Fund	34,249	36,344	(2,095	)*	0.00%
Wilshire 2025 ETF Fund	31,824	39,352	(7,528	)*	0.00%
Wilshire 2035 ETF Fund	16,424	35,912	(19,488	)*	0.00%
_______________
*
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2009

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Equity Fund	$—	$—		$—%
Balanced Fund	—	—		—%
Income Fund	—	—		—%
Small Cap Growth Fund	—	—		—%
International Equity Fund	—	—		—%
Socially Responsible Fund	—	—		—%
Wilshire 2015 ETF Fund	—	—		—%
Wilshire 2025 ETF Fund	—	—		—%
Wilshire 2035 ETF Fund	—	—		—%

The aggregate subadvisory fees paid by Wilshire with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2007, 2008 and 2009 were as follows:

2007

Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,768,084	0.34%
Balanced Fund	0	0.00%
Income Fund	268,056	0.21%
Small Cap Growth Fund	308,575	0.53%
International Equity Fund	166,935	0.30%
Socially Responsible Fund	322,337	0.35%
Wilshire 2015 ETF Fund	0	0.00%
Wilshire 2025 ETF Fund	0	0.00%
Wilshire 2035 ETF Fund	0	0.00%

2008

Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,327,656	0.34%
Balanced Fund	0	0.00%
Income Fund	229,558	0.21%
Small Cap Growth Fund	229,184	0.53%
International Equity Fund	201,353	0.30%
Socially Responsible Fund	227,124	0.35%
Wilshire 2015 ETF Fund	0	0.00%
Wilshire 2025 ETF Fund	0	0.00%
Wilshire 2035 ETF Fund	0	0.00%

2009

Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund		$—%
Balanced Fund		—%
Income Fund		—%
Small Cap Growth Fund		—%
International Equity Fund		—%
Socially Responsible Fund		—%
Wilshire 2015 ETF Fund		—%
Wilshire 2025 ETF Fund		—%
Wilshire 2035 ETF Fund		—%

Subadvisers.  Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Investment Sub-Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Sub-Advisory Agreement.  Each of the Investment Sub-Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.  Due to their fund of funds structure, the Balanced Fund and Target Maturity Funds do not have subadvisers.

For the services provided pursuant to the Investment Sub-Advisory Agreements, the Adviser pays the subadvisers a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate
Equity Fund	0.22%-0.80% on the first $25 million 0.22%-0.50% on the next $75 million 0.22%-0.40% on the next $200 million 0.22%-0.35% on the balance
Income Fund	0.20%
Small Cap Growth Fund	0.07%-0.80% on the first $50 million 0.05%-0.80% on the next $50 million 0.02%-0.80% above $100 million
International Equity Fund	0.15%-0.65% on the first $50 million 0.15%-0.60% on the next $50 million 0.15%-0.50% on the balance
Socially Responsible Fund	0.25%

The following information supplements the information regarding the Adviser and subadvisers in the Funds’ prospectuses:

Madison Square – Equity Fund

Harvey Fram, Migene Kim and Mona Patni, portfolio managers of Madison Square’s portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2009, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed millions (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Harvey Fram
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Migene Kim
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Mona Patni
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

The portfolio management team manages two 130/30 strategies which make long and short investments in equity securities.  Managing this type of account simultaneously with other long-only investment products, including mutual funds presents potential or perceived conflicts of interest.  To address these types of potential conflicts of interest Madison Square has adopted allocation procedures, a code of ethics and policies and procedures for portfolio management and trades in securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict.  Although Madison Square has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Equity Fund and other accounts managed.

One means in which potential conflicts are managed is through a review, by Madison Square’s compliance officer, of all daily opposite direction trades and positions between the portfolio managers’ market neutral account and their other long-only investment products.  Potential conflicts are also researched through the review of all opposite direction trades that occur over a month’s time.  Finally, Madison Square’s compliance officer performs a quarterly gain/loss analysis between securities that the portfolio managers are short in each market neutral product and is long in other portfolios.

In an effort to retain key personnel, Madison Square has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.  Portfolio managers of Madison Square receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square results.  The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable, and superior investment results, measured by the performance of the product(s) under the individual’s management.  In addition, portfolio managers also participate in a long-term incentive plan.  Madison Square offers an annual incentive plan and a long-term incentive plan.  The total dollars available for distribution is equal to the pool generated based on Madison Square’s overall company performance.  Madison Square’s performance is determined by using several key financial indicators, including operating revenue, pre-tax operating income and net cash flow.  The long-term incentive plan is available to senior level employees and is designed to reward profitable growth in Madison Square.  An employee’s total compensation package (i.e., salary, annual, and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

[As of December 31, 2009, Harvey Fram, Migene Kim and Mona Patni beneficially owned no securities of the Equity Fund.]

Victory - Equity Fund

Victory manages a portion of the Equity Fund.  Victory’s Diversified Equity Team manages common, collective and mutual funds as well as portfolios for corporations, public funds, Taft-Hartley plans, endowments, foundations, health care and nonprofits managed in the diversified style.

Lawrence G. Babin, Paul D. Danes, Carolyn M. Rains, Bradley S. Norton and Martin L. Shagrin are members of Victory’s Diversified Equity Team and are primarily responsible for the day-to-day management of Victory’s portion of the Equity Fund.

Lawrence G. Babin, CFA, CIO, Diversified Equity Senior Portfolio Manager & Senior Managing Director, has been with Victory and/or an affiliate since 1982. Mr. Babin holds a Bachelor of Science from the Wharton School at the University of Pennsylvania and a Master of Business Administration from the University of Michigan.

Paul D. Danes, CFA, Senior Portfolio Manager & Managing Director, is a portfolio manager for the Diversified Equity strategy.  He joined Victory and/or an affiliate in 1987.  Mr. Danes holds a Bachelor of Science from Arizona State University and a Master of Business Administration from The Ohio State University.

Carolyn M. Rains, CFA, Portfolio Manager & Manager Director, is a portfolio manager for the Diversified Equity strategy.  She has been with Victory and/or an affiliate since 1998 following four years prior investment experience.  Ms. Rains holds a Bachelor of Science in Business Administration from Bowling Green State University and a Master of Business Administration from Cleveland State University.

Bradley S. Norton, CPA, CFA, Equity Research Analyst & Director, is an equity research analyst for the Diversified Equity strategy.  He joined Victory and/or an affiliate in 1999.  Mr. Norton holds a Bachelor of Science in Business Administration from Bucknell University and a Master of Business Administration from Georgetown University.

Martin L. Shagrin, Portfolio Specialist, Equity Research Analyst & Managing Director, is a portfolio specialist and equity research analyst for the Diversified Equity strategy.  He joined Victory and/or an affiliate in 1999 following 5 years prior investment experience.  He holds a Bachelor of Science in Business Administration from The Ohio State University and a Master of Business Administration from Case Western Reserve University.

The Diversified Equity product is managed on a team basis.  The team has complete decision-making authority and accountability for this product.  Larry Babin, as CIO and lead portfolio manager for the strategy, has final authority and responsibility for all portfolio decisions.  As of December 31, 2009, in addition to Victory’s portion of the Equity Fund, the portfolio managers were responsible for the management of certain other accounts, as follows:

Lawrence G. Babin, Paul D. Danes, Carolyn M. Raines, Bradley S. Norton and Martin L. Shagrin
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

Western Asset Management and Western Asset Management Limited - Income Fund

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists.  Stephen A. Walsh, Chief Investment Officer, and S. Kenneth Leech, CIO Emeritus, are both responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests.  Messrs. Walsh and Leech are involved in the management of all Western’s portfolios, but they are not solely responsible for particular portfolios.  With respect to the Income Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Chris Diegelman, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight.  They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Messrs. Walsh, Leech, Moody, Eichstaedt, Diegelman and Gardner have been Portfolio Managers for Western for more than five years. Mr. Lindbloom and Mr. Buchanan have been Portfolio Managers for Western since 2005. Prior to joining Western, Mr. Lindbloom was a Portfolio Manager for Citigroup Asset Management for nine years and Mr. Buchanan was employed as a Managing Director, Head of U.S. Products, for Credit Suisse Asset Management for two years.

As of December 31, 2009, in addition to the Income Fund, the portfolio managers were responsible for the management of certain other accounts, as follows:

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
S. Kenneth Leech
Registered Investment Companies:	108	$184,240	0	$ -
Other Pooled Investment Vehicles:	229	$107,675	6	$1,110
Other Accounts:	832	$190,202	93	$24,236

Stephen A. Walsh
Registered Investment Companies:	108	$184,240	0	$ -
Other Pooled Investment Vehicles:	229	$107,675	6	$1,110
Other Accounts:	832	$190,202	93	$24,236

Carl L. Eichstaedt
Registered Investment Companies:	9	$3,884	0	$ -
Other Pooled Investment Vehicles:	3	$161	0	$ -
Other Accounts:	64	$15,325	5	$1,455

Edward A. Moody
Registered Investment Companies:	2	$241	0	$ -
Other Pooled Investment Vehicles:	0	$ -	0	$ -
Other Accounts:	51	$9,449	6	$2,091

Mark Lindbloom
Registered Investment Companies:	5	$2,795	0	$ -
Other Pooled Investment Vehicles:	3	$118	0	$ -
Other Accounts:	48	$14,872	4	$2,940

Chris Diegelman
Registered Investment Companies:	0	$ -	0	$ -
Other Pooled Investment Vehicles:	0	$ -	0	$ -
Other Accounts:	8	$1,281	0	$ -

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Michael C. Buchanan
Registered Investment Companies:	17	$9,588	0	$ -
Other Pooled Investment Vehicles:	8	$4,052	0	$ -
Other Accounts:	14	$1,909	0	$ -

Keith Gardner
Registered Investment Companies:	5	$1,219	0	$ -
Other Pooled Investment Vehicles:	6	$624	0	$ -
Other Accounts:	2	$129	0	$ -

[As of December 31, 2009, S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Chris Diegelman, Michael C. Buchanan and Keith Gardner beneficially owned no securities of the Income Fund.]

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios.  For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection.  Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved.  Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.  Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee.  Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value.  All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities.  This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts.  Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading.  In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business.  The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist.  The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SAS 70 audit on an annual basis.  These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Mellon – Small Cap Growth Fund

Mellon’s Equity Index Strategies portfolio management team is responsible for managing Mellon’s portion of the Small Cap Growth Fund.  The individual members of the team responsible for the day-to-day management of Mellon’s portion of the Small Cap Growth Fund are Karen Q. Wong, Richard A. Brown and Thomas J. Durante.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.  Each Portfolio Manager is authorized to make investment decisions for all portfolios managed by the team.  Each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.  No member of the portfolio team manages assets outside of the team.  As of December 31, 2009, the team managed the following portfolios:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Karen Q. Wong
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Richard A. Brown
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Thomas J. Durante
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists.  Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds.  However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others.  The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.  In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.  However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.  There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed.

In addition, current trading practices do not allow Mellon Capital Management Corporation to intentionally favor one portfolio over another as trades are executed as trade orders are received.  Portfolio’s rebalancing dates also generally vary between fund families.  Program trades created from the portfolio rebalance are executed at market on close.

The primary objectives of the Mellon Capital Management Corporation’s (“Mellon Capital’s”) compensation plans are to:

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Motivate and reward strong business/investment performance

•	Create an ownership mentality for all employees

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term).  An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses.  A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.  Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital’s financial performance.  The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”).  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors.  Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed.  Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan.  These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility.  In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period.  The value of the award increases during the vesting period based upon the growth in Mellon Capital’s net income.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds.  The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

[As of December 31, 2009, members of the Mellon Index Fund Management team beneficially owned no securities of the Small Cap Growth Fund.]

Copper Rock – Small Cap Growth Fund

Tucker Walsh, portfolio manager of Copper Rock’s portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2009, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Tucker Walsh
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

Copper Rock Capital Partners and its employees have a duty to act for the benefit of its clients and to take action on the clients’ behalf before taking action in the interest of the Firm or any of its employees when a conflict of interest between the client and the Firm arises.  Each employee shall notify the Compliance Department of any personal conflict of interest relationship which could involve a client, such as the existence of any economic relationship between their transactions and securities held or to be acquired by the client.

Background

As a fiduciary, Copper Rock Capital Partners owes fiduciary responsibilities to each of its clients.  This means that the Firm is required to act in each client’s best interests and to deal with client assets in such a manner as to benefit the client (not to benefit the Firm, the Firm’s affiliates or any employee, officer or other person associated with the Firm or its affiliated companies).  Violations of the Firm’s fiduciary duty can harm not only its clients, but can also damage the reputation of the Firm and subject the organization and its employees to legal liability and regulatory penalties.  Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client.  Individuals must try to avoid situations that have even the appearance of conflict or impropriety.

Responsibility

The CCO, or designee, has overall responsibility for monitoring the firm’s conflicts of interest policy to ensure compliance.  If necessary, the CCO will determine whether any detected conflict of interest will require revisions, material or otherwise, to the Firm’s Form ADV or other disclosure document.  Such revisions will be made in a manner and within a timeframe decided upon by the CCO.

Procedure

Copper Rock Capital Partners has adopted this procedure to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•
Transactions between clients, the Firm, Firm Affiliates and Firm Personnel.  The Firm prohibits transactions between any client account and the Firm, or any officer, employee or other person associated with the Firm or any affiliated company, without the approval of the client involved in the transaction.  Investments in pooled investment vehicles for which the Firm or any affiliated company is a general partner, managing member, adviser or subadviser are excluded from this restriction.

•	Conflicts among client interests. All personnel are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

•
Competing with client trades.  All employee personal securities transactions must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such personnel with the interests of a client.

•
Other conflicts of interest.  Employees are expected to act in the best interests of the Firm’s clients and must disclose any material conflict of interest with regards to vendors and suppliers, proxy voting, trade allocation, soft dollars, fees, brokerage services and outside business interests or employment.

[As of December 31, 2009, Tucker Walsh beneficially owned no securities of the Small Cap Growth Fund.]

PanAgora – International Equity Fund

The ownership interest includes two outside corporate entities and PanAgora employees.  The PanAgora Management Equity Plan offers up to 20% ownership in the firm through restricted stock and options and was implemented on March 25, 2008.  Assuming all employee stock and options are issued and exercised, the outside ownership would be approximately 66% with Power Financial Corporation through its affiliates Great West Life/Putnam Investments and 14% with Nippon Life Insurance Company.

Putnam Investments, LLC owns approximately 80% of the outstanding voting stock of PanAgora indirectly through its wholly owned subsidiary, Putnam U.S. Holdings I, LLC.  The principal business of Putnam Investments is money management.  The remainder of PanAgora’s voting stock (20%) is held by Nippon Life Insurance Company (“Nippon Life”).  The principal businesses of Nippon Life are insurance (primarily life insurance) and investment management.  Great-West, a subsidiary of Power Financial Corporation (“Power Financial”), owns Putnam Investments, LLC.

Great-West is a Canadian financial services holding company with interests in the life insurance, health insurance, retirement, savings, and reinsurance businesses.  Power Financial, an international management and holding company of financial services businesses, owns approximately 70.6% of the voting shares of Great-West Power Corporation of Canada, a diversified international management and holding company, owns approximately 66.4% of the voting securities of Power Financial.  The Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control of Power Corporation of Canada.

The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial is 751 Victoria Square, Montreal, Quebec H2Y 2J3.  The address of Great-West is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5.  The address of all Putnam entities is One Post Office Square, Boston, MA 02109.

William G. Zink, Melanie Batstone, Randall Yarlas, and Anthony Troilo, portfolio managers of PanAgora’s portion of the International Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2009, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
William G. Zink
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Melanie Batstone
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Randall Yarlas
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Anthony Troilo
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

PanAgora has represented that there are no material conflicts between the portfolio managers’ management of a portion of International Equity Fund’s investments and the investments of the other accounts they manage.

PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives.  Base salary and the performance bonus account for the majority of an employee’s remuneration.  All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of base salary.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives.  These goals are developed and monitored through the cooperation of employees and their immediate supervisors.  The performance bonus elements may comprise cash and/or equity incentives at the discretion of management.  PanAgora does not have any fixed targets relating to those elements.

[As of December 31, 2009, Mr. Zink, Ms. Batstone, Mr. Yarlas, and Mr. Troilo beneficially owned no securities of the International Equity Fund.]

Thomas White-International Equity Fund

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $783 million in assets under management as of December 31, 2008.  Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA.  Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts.  As of December 31, 2009, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Thomas S. White, Jr.
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Douglas M. Jackman
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Wei Li
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Jinwen Zhang
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund.  That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Equity Fund’s investment objectives and strategies.  For example, the team may need to allocate investment opportunities between the International Equity Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Equity Fund.  In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios.  Not all accounts advised by Thomas White have the same management fee.  If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Equity Fund, Thomas White could have an incentive to favor the other account.  At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Equity Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Equity Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Mr. White’s, Mr. Jackman’s, Mr. Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance.  Compensation is not based on either the International Equity Fund’s pre-tax or post-tax performance or the value of assets held in the International Equity Fund’s portfolio.

[As of December 31, 2009, Thomas S. White, Douglas M. Jackman, Wei Li, and Jinwen Zhang beneficially owned no securities of the International Equity Fund.]

ClearBridge – Socially Responsible Fund

Scott Glasser, Michael Kagan and Mary Jane McQuillen, portfolio managers of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2009, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Scott Glasser
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Michael Kagan
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts
Mary Jane McQuillen
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and the individuals that it employs.  For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise.  In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the manager and/or sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.  For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the manager’s management fee (and the percentage paid to the sub-adviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests.  Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the sub-adviser and its affiliates.

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation.  Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the Fund’s portfolio managers and research analysts.  The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients.  Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals.  A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm.  This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period.  Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to the fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm.  The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance.  These stock picks are measured versus their respective sector indexes.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral.  For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge managed funds.  Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product.  The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund.  This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

[As of December 31, 2009, the portfolio managers did not own any securities in the Fund.]

Wilshire Associates Incorporated - Target Maturity Funds

The Target Maturity Funds are managed by Alex Kaye.  As of December 31, 2009, in addition to the Target Maturity Funds, Mr. Kaye managed the following accounts:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Alex Kaye
Registered Investment Companies
Other Pooled Investment Vehicles
Other Advisory Accounts

Potential Conflicts of Interest.  The Adviser has adopted policies and procedures designed to address any potential of conflicts of interest that could impact the Funds or any other client.

As part of the Adviser’s fund management services, the Adviser regularly makes decisions about hiring, retaining, and terminating sub-advisers.  It is the Adviser’s policy that these decisions be based solely on the best interests of the client and without regard to any revenue that the Adviser receives, might receive, or has received in the past, directly or indirectly, from investment managers for services provided by the Adviser in any of its business units.

The Adviser has reviewed its business operations to identify any such conflicts of interest.  The Adviser has adopted policies and procedures that are designed to prevent personnel from having internal access to information that otherwise might appear to compromise their objectivity.  The Adviser also has adopted policies and procedures designed to ensure that each client is provided with specific disclosures that are pertinent to that client.

As a matter of policy, any and all asset allocation or investment manager recommendations made to clients, including the Funds, are first presented to the Adviser’s Investment Committee for review, discussion and approval.  The committee is mandated by charter, is chaired by the Adviser’s Chief Investment Officer and the permanent members are the senior members of the Adviser and include the Funds’ President.  The objective of the Committee is to ensure that recommendations for clients are suitable, independent, align with the client’s own investment objectives, fall within a clients own investment guidelines or constraints and are made free from bias and conflicts of interest.

[As of December 31, 2009, Mr. Kaye did not own any shares of the Target Maturity Funds.]

Compensation.  Portfolio managers receive a base salary and a performance-based bonus.  Base salary is fixed and is typically determined based on market factors and the skill and experience of the portfolio manager.  For the performance-based bonus, portfolio managers are evaluated by comparing their performance against specific objectives, such as target benchmarks.

Code of Ethics.  The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the “Codes”) which substantially comply with Rule 17j-l under the 1940 Act.  The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes.  The

Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

Disclosure of Portfolio Holdings.  The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees.  The names of all these parties are included elsewhere in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag.  Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust.  In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities.  Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information.  Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer of the Trust approves of the disclosure.  These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website.  Currently, there are no arrangements to provide nonpublic portfolio holdings information to any third party.

The Funds’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s Chief Compliance Officer.  Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination.  No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.  The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter.  The Chief Compliance Officer is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.

Proxy Voting Policies.  The subadvisers of the Funds have been delegated the responsibility for voting the Funds’ proxies pursuant to the Investment Sub-Advisory Agreements.  Each subadviser votes proxies according to proxy voting policies, which are included as Appendix B to this SAI.  The Adviser monitors the subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.  [Insert Wilshire’s proxy voting policy].

BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Sub-Advisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the “Advisers”) (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution.  Subject to policies established by the Board of Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution.  The full range and quality of brokerage services available will be considered in making these determinations.  In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services.  Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses.  Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds.  In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services.  See “Other Services — Fund Pricing Agreements and Custodial Agreement.”

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers.  To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution.  However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

Prior to March 31, 2009, AllianceBernstein, L.P. (“AllianceBernstein”) served as a sub-adviser for the Equity Fund and the sub-adviser for the Socially Responsible Fund.  AllianceBernstein used its affiliate to effect transactions for the Fund.  This standard allowed AllianceBernstein’s affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.  Furthermore, the Board of Trustees, including a majority of the trustees who are not “interested” trustees, adopted procedures that were reasonably designed to provide that any commissions, fees or other remuneration paid to AllianceBernstein’s affiliate were consistent with the foregoing standard.

For the fiscal year ended December 31, 2007, the Equity Fund paid brokerage commissions of $727 (0.41% of the Equity Fund’s aggregate brokerage commissions, representing 0.17% of the Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate.  In addition, for the fiscal year ended December 31, 2007 the Socially

Responsible Fund paid no brokerage commissions to AllianceBernstein’s affiliate.  For the fiscal years ended December 31, 2008 and [2009], the Equity Fund and the Socially Responsible Fund paid no brokerage commissions to Alliance Berstein’s affiliate.  The following table describes the brokerage fees paid by each Fund during its three most recent fiscal years ended December 31.

Name of Fund	2007	2008	2009
Equity Fund	$396,076	$437,216
Balanced Fund(1)	–	–
Income Fund(1)	–	–
Small Cap Growth Fund	1,698	237,598
International Equity Fund	42,979	43,317
Socially Responsible Fund	21,361	28,773
Wilshire 2015 ETF Fund(1)(2)	–	–
Wilshire 2025 ETF Fund(1)(2)	–	–
Wilshire 2035 ETF Fund(1)(2)	–	–
_______________
(1)
There are generally no brokerage fees for the Balanced Fund, Income Fund or Target Maturity Funds because these funds do not directly own any equity securities or make equity trades.  Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research.

(2)	The Target Maturity Funds commenced operations on May 1, 2006.

As of December 31, 2009, the Funds held the following securities of their regular brokers or dealers as follows:

Fund	Brokers or Dealers	Market Value
Equity Fund	Bank of America
Bank of New York
Goldman Sachs
JPMorgan
Merrill Lynch
Morgan Stanley
Balanced Fund	None
Income Fund	Bank of America
JPMorgan
Goldman Sachs
Morgan Stanley
Lehman Brothers
Bear Stearns
Small Cap Growth Fund	[None]
International Equity Fund	UBS Securities
Deutsche Bank
Credit Suisse
Socially Responsible Fund	Bank of America
Goldman Sachs
JPMorgan
Morgan Stanley
Target Maturity Funds	None

DISTRIBUTOR

Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares.  Prior to July 14, 2008, PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Trust’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice.  Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  The Distribution Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Trust has adopted a plan under Rule 12b-l with respect to the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund that provides for fees to compensate the Distributor for distribution and shareholder services.  For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable of each Fund.  During the fiscal year ended 2007 and the period January 1, 2008 through July 13, 2008), PFPC Distributors, Inc. received the following in distribution fees from the Funds:

2007
Equity Fund	$1,312,811
Balanced Fund	0*
Income Fund	324,231
Small Cap Growth Fund	144,637
International Equity Fund	139,315
Socially Responsible Fund	230,240
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0*
Wilshire 2035 ETF Fund	0*

January 1, 2008 - July 13, 2008
Equity Fund	$583,585
Balanced Fund	0*
Income Fund	122,672
Small Cap Growth Fund	65,502
International Equity Fund	70,597
Socially Responsible Fund	97,870
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0*
Wilshire 2035 ETF Fund	0*

______________
*	The Balanced Fund and Target Maturity Funds were not assessed distribution fees due to the “fund of funds” structure.

During this period, PFPC Distributors, Inc. paid all of the distribution fees or compensation to insurance companies or their affiliates.

During the period July 14, 2008 through December 31, 2008 and for the year ended December 31, 2009, the Distributor received the following in distribution fees from the Funds:

July 14, 2008 – December 31, 2008
Equity Fund	$394,926
Balanced Fund	0*
Income Fund	122,672
Small Cap Growth Fund	45,139
International Equity Fund	45,744
Socially Responsible Fund	64,360
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0*
Wilshire 2035 ETF Fund	0*
_______________
*	The Balanced Fund and Target Maturity Funds were not assessed distribution fees due to the “fund of funds” structure.

2009
Equity Fund
Balanced Fund
Income Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund
Wilshire 2015 ETF Fund
Wilshire 2025 ETF Fund
Wilshire 2035 ETF Fund

During this period, the Distributor paid all of the distribution fees or compensation to insurance companies or their affiliate.

The distribution plan for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred.  The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares.  It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including:  (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.

The Trust has also adopted a plan under Rule 12b-l with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services.  Under the distribution plan, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.  The Target Maturity Funds’ distribution plan is a reimbursement plan which reimburses only for expenses incurred.  The Target Maturity Funds did not pay any distribution and shareholder services fees for 2007 and 2008.  For 2009, the Target Maturity Funds paid ______ for distribution and shareholder service fees.

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including:  (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it.

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund.  Generally, the distribution and shareholder services expenses attributed to such joint distribution and shareholder services activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan.  Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund.  If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date.  Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms.  Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.  A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

Payments to Insurance Companies.  The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies.  In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

Administrator.  The Trust has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust.  SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor.  SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.  SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Trust with fund accounting services, administration services and certain other services as may be required by the Trust.  The Administrator prepares tax returns, reports to the Funds’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Trust with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Fund’s operations, other than providing legal or investment advice.  The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Trust pursuant to a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration and accounting fees paid by each Fund to PFPC for the year ended December 31, 2007 and the period from January 1, 2008 through July 13, 2008:

Name of Fund	2007		January 1, 2008- July 13, 2008
Equity Fund	$384,987		$208,899
Balanced Fund	9,997		11,650
Income Fund	95,123		95,901
Small Cap Growth Fund	42,437		64,687
International Equity Fund	40,876		82,405
Socially Responsible Fund	67,516		40,922
Wilshire 2015 ETF Fund	20,415	*	33,933
Wilshire 2025 ETF Fund	20,415	*	33,923
Wilshire 2035 ETF Fund	20,415	*	33,905
_______________
*	PFPC waived $20,419 of administration fees for the Target Maturity Funds for the fiscal year ended December 31, 2007.

The following table describes the administration and accounting fees paid by each Fund to SEI for the period July 14, 2008 through December 31, 2008 and for the year ended December 31, 2009:

Name of Fund	July 14, 2008 to December 31, 2008
Equity Fund	$107,131*
Balanced Fund	54,505*
Income Fund	30,897*
Small Cap Growth Fund	9,189*
International Equity Fund	9,357*
Socially Responsible Fund	14,571
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0
Wilshire 2035 ETF Fund	0
_______________
*	SEI waived $53,601 and $20,700 of administration fees for the Target Maturity Funds and the rest of the Funds, respectively, for the fiscal year ended December 31, 2008.

Name of Fund	2009
Equity Fund
Balanced Fund
Income Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund
Wilshire 2015 ETF Fund
Wilshire 2025 ETF Fund
Wilshire 2035 ETF Fund

Custodial Agreement.  PNC Global Investment Servicing Inc. (“PNC”), 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of each Fund, including foreign securities through a sub-custodian relationship.  Under the Custodian Services Agreement, PNC maintains each Fund’s portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

Transfer Agent.  DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105, serves as the Trust’s transfer agent and dividend disbursing agent.

Independent Registered Public Accounting Firm.  _____________________, currently serves as the Trust’s Independent Registered Public Accounting Firm.  The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to SEC filings throughout the year.

Legal Counsel.  Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective

Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts.  A Participating Insurance Company must vote the shares of a Fund held in its name as directed.  If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of a proposal.

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares.  Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund.  Each share is entitled to vote on all matters submitted to a vote of shareholders.  The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features.  The shares of each Fund have no pre-exemptive rights.  The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s).  To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date.  The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.  All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series.  All shares of all series of the Trust are voted together in the election of Board members.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge.  No minimum purchase or redemption amounts apply.  The daily net asset value of each Fund’s shares is determined by dividing the net assets by the number of outstanding shares.  Net assets are equal to the total assets of the Fund less its liabilities.  The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract.  A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded.  In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange.  Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price.  If there are no such sales, the most recent bid quotation is used.  Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price.  If there are no such sales, the value is the bid quotation.  Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service.  Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange.  In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee.  Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee.  Investments in the Income Fund and 130/30 Fund by the Balanced Fund are valued at their net asset value as reported by the Income Fund and 130/30 Fund.  The Target Maturity Funds’ initial investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

Debt securities having a remaining maturity of 60 days or less, maturing at par, are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost.  Under the amortized cost method of valuation, the security is initially valued at cost.  Then, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security.  When market quotations are not available, securities are valued at fair value as discussed above.

Short-Term And Excessive Trading.  The Trust and the Funds are designed for long-term investors.  The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts.  Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses.  Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading.  Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds.  The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners.  In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners.  As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers.  The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust as its request.  If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund.  The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity.  A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies.  Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

The Funds which invest in ETFs which in turn invest in small cap or foreign securities, as well as such ETFs, may be more prone to market timing and time zone arbitrage.

TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund.  It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Code.  In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

The Funds are investment vehicles for the variable contracts of life insurance companies.  The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code.  These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act, place limitations on the investments of each Fund that can be made in the securities of certain issuers.  If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders.  A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends.  If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares.  However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income.  Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains.  Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax.  To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.  Each Fund intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year.  Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders’ hands.

A Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year.  Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term.  However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code.  In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders.  For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss.  The International Equity Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return.  To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income.  If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid.  However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction.  Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source.  Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes.  Holders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold.  If such shares are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss.  Similarly, a redemption by the Equity Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Fund’s shares actually and constructively held by a shareholder generally will give rise to capital gain or loss, provided that the redemption proceeds do not represent declared but unpaid dividends.  Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus.  Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Fund.  Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Additionally, U.S. investors may be subject to a 28% “backup withholding” on distributions and proceeds payable to each investor who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs a Fund to do so.

The Small Cap Growth Fund intends to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

Capital Loss Carry Forwards.  On December 31, 2009, the following Fund has available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
Fund	____	____
Equity Fund
Balanced Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth as of March 31, 2010, the capital stock holdings of each Fund known by the Fund to own, control, or hold with power to vote 5% or more of its outstanding securities.  A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.  Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
EQUITY FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial
VIT Balanced Fund 1 Freedom Valley Dr. Oaks PA 19456	Beneficial & Record
BALANCED FUND:	Beneficial
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002
INCOME FUND:	Beneficial & Record
VIT Balanced Fund 1 Freedom Valley Dr. Oaks PA 19456
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial
2015 ETF Fund 1 Freedom Valley Dr. Oaks PA 19456	Beneficial & Record

Type of Ownership	% of Shares
SMALL CAP GROWTH FUND:	Beneficial
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002
INTERNATIONAL EQUITY FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial
SOCIALLY RESPONSIBLE FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial
WILSHIRE 2015 ETF FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record
WILSHIRE 2025 ETF FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record
WILSHIRE 2035 ETF FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company.  One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract.  If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.  All shares of all series of the Trust are voted together in the election of trustees.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

FINANCIAL STATEMENTS

The financial statements for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from their annual report dated December 31, 2009.  The financial statements for the Target Maturity Funds and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Target Maturity Funds’ annual report dated December 31, 2009.

A copy of the annual report or semi-annual report must be accompanied by or preceded by its applicable prospectus.  Additional copies of the annual reports, including the Report of Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the offices of the Funds at 333 W. 11th Street, Kansas City, MO  64105, or by telephoning 1-888-200-6796.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings.  Moody’s Investors Service, Inc., employs the designations “Prime-1”, “Prime-2” and “Prime-3” to indicate commercial paper having the highest capacity for timely repayment.  Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.  Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Standard & Poor’s Corporation’s ratings of commercial paper are graded into four categories ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned its highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 — Capacity for timely payments on issues with this designation is strong.  However, the relative degree of safety is not as high as for issues designated “A-1.”

Corporate Debt Securities.  Moody’s Investors Service, Inc., rates the long-term debt securities issued by various entities from “Aaa” to “D.”

Aaa — Best quality.  These securities carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

Aa — High quality by all standards.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

A — Upper medium grade obligations.  These bonds possess many favorable investment attributes.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Medium grade obligations.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

A-1

Standard & Poor’s Corporation also rates the long-term securities debt of various entities in categories ranging from “AAA” to “D” according to quality.

AAA — Highest grade.  They possess the ultimate degree of protection as to principal and interest.  Marketwise, they move with interest rates and provide the maximum safety on all counts.

Aa — High grade.  Generally, these bonds differ from AAA issues only in a small degree.  Here, too, prices move with the long-term money market.

A — Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Regarded as having adequate capacity to pay interest and repay principal.  These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

A-2

APPENDIX B

Victory

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Additionally,

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer).

Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.  The guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  Victory’s Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.  Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s Proxy Committee is comprised of at least the following:  Chief Administration Officer, a Senior Equity Analyst, a Senior Portfolio Manager, and Head of Fund Administration.  Approval is based on majority votes of the Proxy Committee.

Victory’s Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made.  Proxies are presented to the committee through the Corporate Actions Department.  Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee.  Decisions are based exclusively with the best interest of shareholders in mind.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests.  Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.  Victory’s Proxy Committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions.  Victory’s Proxy Committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When Victory’s Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception is recorded.

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, Victory’s Proxy Committee will:

•	Vote the proxy in accordance with the proxy voting guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	Determine whether a vote for, or against, the proxy is in the best interest of the client’s account, in the event that the proxy voting guidelines are inapplicable

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of Chief Compliance Officer, or their designee, or consult an external, independent adviser

•	Report any such proxy votes to the Victory Board of Directors.

If a member of Victory’s Proxy Committee has a conflict (e.g. – family member on board of company), the member will not vote or will be recused from voting.

ClearBridge

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts.  The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies.  In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes.  However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues.  The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  There may be occasions when different investment teams vote differently on the same issue.  An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures.  The SAI team maintains proxy voting guidelines to be applied to sustainability-related proposals (e.g., environmental, social or community) for SAI clients.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.  ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer.  Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies.  If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Mellon Capital Management Corporation

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY
(Revised:  October 24, 2008)

1.           Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.           Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own.  Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants.  With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.           Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.           Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.           Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.           “Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.           Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time.  Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require.  Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote.  Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.           Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients.  We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.           Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.         Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.         Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law.  In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.  The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law.  We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances.  This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

Copper Rock Capital Partners, LLC

PROXY VOTING POLICY
(as of June 2008)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained RiskMetrics (formerly Institutional Shareholder Services) to research and vote proxies.  RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on RiskMetrics to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override RiskMetrics vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and RiskMetrics before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by RiskMetrics.  The policies have been developed based on RiskMetrics’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

RiskMetrics proxy voting policies include:

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)

•	Approval of Independent Auditors

•	Executive Compensation Plans

•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings

•	Amendments to the Articles of Association

•	Non-Executive Director Compensation Proposals (cash and share based components)

•	Increasing Borrowing Powers

•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that RiskMetrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by RiskMetrics’ research group.  Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics’ Global Proxy Distribution Service while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  RiskMetrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how RiskMetrics/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

PanAgora Asset Management, Inc.

PROXY VOTING POLICY

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings.  PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee.  The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service.  PanAgora retains the final authority and responsibility for voting.  In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting.  As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.  The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm.  If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies.  These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora.  If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, the Co-Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings.  However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict.  An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously.  While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take.  The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action.  First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary.  In such situations, the Investment Committee shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Thomas White International Ltd.

PART ONE:  PROXY VOTING PROCEDURES

I.	Introduction

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	Statement of Policies and Procedures

Our actions reflect the investment policy goals of our clients.  All proxies are voted in accordance with our responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares.  As such, our proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares.  Of course, each vote is analyzed on an individual basis in accordance with our stated policy of maximizing shareholder value.  Any material conflicts of interest that arise are resolved in the best interests of our clients.

Securities that are part of a securities lending program and on loan may not be voted on TWI.

TWI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

TWI will provide a copy of its policies and procedures to clients upon request.  These policies and procedures may be updated from time to time.  Clients may also request a listing of how its proxies were voted by TWI.  This request should be in writing and this information will be provided within a month of the request.

III.	Responsibility and Oversight

The President of the TWI will appoint a Compliance Officer who shall administer and oversee the proxy voting process.  The Compliance Officer shall:

1.         Develop, authorize, implement and update the adviser’s policies and procedures;

2.         Oversee the proxy voting process;

3.         Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.         Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.         Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.         Engage and oversee any third-party vender to review, monitor, and/or vote proxies.

IV.	Procedures

This section provides suggestions for describing the adviser’s actual proxy voting process in the firm’s policies and procedures.

A.         Client Direction.  TWI, when the advisory contract calls for it, will vote as instructed by the client.

B.         Process of Voting Proxies.  The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner.  For example,

1.         Obtain Proxy.  Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

(a)         Securities Lending.  TWI may recall securities that are part of a securities lending program for materially important votes.

2.         Match.  Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.         Categorize.  Review and categorize proxies according to issues and the proposing parties.

4.         Conflicts of Interest.  Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser’s interests and those of the client.  In the event that a material conflict arises, TWI will disclose the conflict to clients and obtain their consents before voting

5.         Vote.  The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

6.         Review.  A review should be made to ensure that materials are received in a timely manner.

(a)         The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which TWI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.         Recordkeeping.  This section sets forth procedures for documenting proxy votes.

1.         Section 204.  TWI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser.  Such records will include:

(a)        As required by Rule 204-2(c):  (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request); (3) a record of each vote cast (third party records similarly permitted); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and the adviser’s written response to any (written or oral) client request for such records.

PART TWO: CATEGORIES OF ISSUES

I.	Management Proposals

A.         Routine Matters/Corporate Administrative Items.  The policy of TWI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders.  Some criteria that would cause us to cast our accounts’ votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements.  Additionally we would vote for a dissident slate of nominees if we favored a potential acquirer in a takeover battle.  We typically support managements’ choice of auditors.

B.         Cumulative Voting.  TWI will reject any proposal to dismantle cumulative voting provisions.  Please see the cumulative voting section in the stockholder proposal section for an explanation.

C.         Stock authorizations:  Common & blank check preferred.

1.         Common Stock.  In the past, the authorization would have been considered a matter of routine company policy.  However, given the current environment of takeover and anti-takeover defenses, we must subject these proposals to greater scrutiny.  Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan.  They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the firm.  It may be impossible for the outside shareholder to distinguish between the two objectives (anti-takeover defenses vs. financing future operations).  However, one can infer about the objective from certain indicators, e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2.         Blank check preferred stock.  Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued.  When issued, management has the power to determine the voting and conversion rights.  In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted Rule 19c-4, the so-called “one share, one vote” which was intended to put a stop to the practice of issuing stock with unequal voting rights.  However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule.  If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti-takeover device.  Firms continue to put forward proposals for blank check preferred stock.

Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, TWI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the firm’s shares.

D.         Changes in voting rights.  TWI recognizes the voting rights of its common stock holdings to be valuable assets.  We will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of our clients’ shares.

E.         Stock option plans and employee compensation.

1.         Stock option Plan.  Many of the firms with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans.  Stock options are a right to purchase shares of their own firm’s stock at a specified price within a certain time period.  Supposedly these plans give an extra incentive for managers to perform in the best interests of the firm.  By linking management’s compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

This incentive-based explanation of alternative compensation plans has been brought into question by, among others, Michael Jensen and Kevin Murphy, who found that the relationship between pay and performance seems too minimal to motivate managers to perform optimally.

Some stock/option plans or amendments to existing plans would not be supported by TWI.  These would include those plans that keep a substantial block of voting stock in friendly hands.  This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below).  Furthermore, in the face of a market downturn some proposals call for repricing so-called “underwater” options; that is, those options that expire worthless due to poor price performance.  Proposals of this nature undermine the purpose of the plans.  With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives’ wealth diversification.  By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification.  One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk.  On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.).  If this is the case, the argument in favor of long-term incentive plans in undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is our approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans.  We must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to TWI would include “Phantom Stock” compensation.  Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares.  No actual shares are issued, bought or sold and no voting rights are transferred.  However, as the employees’ compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2.         E.S.O.P.s.  Many U.S. firms have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive.  These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts.  E.S.O.P.s discourage takeovers by placing a sizable block of the firm’s outstanding shares with a friendly trustee.  However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P. trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of TWI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the firm’s anti-takeover arsenals.  Any practice which discourages such bids are considered contrary to the TWI’s statement of general guidelines.

Mergers/Acquisitions.  Merger bids usually include big premiums for the acquired firm.  As such, our stated policy objective would lead us to accept any management proposal to merge with another firm so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming.  Generally, we will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring firm.

Classified Board.  Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year.  As this usually represents a change in the firm’s bylaws or charter amendments, this measure must be put to shareholder vote.

Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure.  Under this scheme at least two stockholder meetings are required to remove a majority of the directors.  Classification also mitigates the effect of cumulative voting.  As an example, suppose that ten director seats are up for election.  Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board.  However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated.  That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years.  Proponents claim that this increases continuity and stability within the firm.  However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value.  In acting in a manner consistent with our stated objectives, TWI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

Director & Officer liability and indemnification.  Directors have historically been governed by their fiduciary duties of loyalty and care.  The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience.  The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the firm, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid.  Since then over 700 large firms have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care.  Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, TWI generally will support these provisions.  Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors.  We may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where we favor a potential acquirer in a challenge for corporate control.

Fair Price Provisions.  The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation’s common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares.  Fair price provisions are actually only another anti-takeover defense.

We feel that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares.  Accordingly, TWI must vote against such provisions and support any proposition that would eliminate them.

Other Proposals.  We will judge each proposal on a case by case basis.  In deciding how to vote we will refer to our general guidelines statement.  When we invest in a firm, we feel that the firm is generally well managed.  We define this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, we will defer to the decisions of management.

In cases where management may have a stake in the outcome we, will put the proposal to greater analysis.  We normally will not support any strategy that enhances management entrenchment or results in the dilution of our governance capacity.

II.	Shareholder Proposals

A.         Confidential voting.  Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential.  In the past there has been a concern among institutional investors, especially pension funds, that company management puts pressure on one section of a financial service firm so as to secure a favorable vote from the investment management branch of the firm.  Many institutional investors fear retaliation from voting against management.  A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management.  Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name.  This does not seem to be an adequate resolution to the problem.  It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management.  In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting.  Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank.  A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth.  The cost of hiring an outside firm to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of TWI that the cost of installing confidential voting is small compared to the gains.  Since the firm should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present management.  Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting.  As the goal of TWI is to pursue the economic interests of our plan sponsor clients, it is also our policy to vote in support of confidential voting.

B.         Cumulative voting.  Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on.  Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares.  If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for firms that are incorporated in that state.  Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors.  Furthermore, it is thought to increase the chance of a successful takeover raid.  Opponents reply that cumulative voting is identified with special-interest management and, as such, is contrary to the goal of share value maximization.  This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of TWI must reflect the investment policy goals of our clients.  We vote against any technique that would inhibit the highest market valuation for our company shares.  Likewise, we must vote for any plan or technique that would allow for the highest valuation of company shares.  It is our feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body.  Moreover, the best evidence available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value.  Our policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal.  We will reverse this policy only for those special cases in which we judge that cumulative voting would be detrimental to the firm.

C.         Equal Access to the Proxy Statement.  There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements.  Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors.  Management’s often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

We feel that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this.  That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements.  Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance.  This would filter out confusing and inappropriate proposal rebuttals.  A similar system has worked well for shareholder proposals.

We, therefore, support equal access to the proxy material and vote against any proposal that would curtail this access.

D.        Anti-greenmail.  In order to avoid a battle for corporate control, firms sometimes pay a premium to purchase from a potential raider a large block of its own shares.  Events usually transpire in this manner:  a shareholder accumulates a large number of shares in the firm, then threatens to make a bid for company control.  The management is often willing to buy the block of shares from the raider at a price substantially above market price.  Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control.  The raider also agrees not to target the firm again for a specified number of years.  In general, the price of the firm falls immediately following the repurchase of the raider’s shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday.  Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps.  It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is our policy to reject this discriminatory payment to a single shareholder.  Our stated voting policy of rejecting techniques that are found to inhibit the that highest market valuation for the company shares would lead us to vote in favor of anti-greenmail proposals.

E.         Restore Preemptive Rights.  Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so.  This rule would prohibit the firm from giving a favored investor a special stock issue at a preferred price or with the intent to gain a voting majority over a rival group.

Over the past few decades, firms have been granted more and more license, at both the state and federal level, to opt out of these rights.  One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue.  Further, these same shareholders are worried that they will never have the chance to maintain their share in the firm due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal.  They claim that restoring preemptive rights is cumbersome and unnecessary.  Furthermore, management groups claim that preemptive rights reduces financial flexibility.  The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price.  They point out that shareholders concerned about maintaining their proportional ownership of a firm may readily do so by open market purchases or through an underwriter.

It is the opinion of TWI that the restoration of preemptive rights may not be in the best interest of our clients.  It is possible to preserve one’s proportionate ownership in a firm without preemptive rights and the restoration of these rights may well have an adverse effect on the firm’s fund raising ability.

F.         Repeal Classified Board.  For reasons outline under Management Proposals above, TWI generally supports any proposal that would end a classified board scheme in any of the firms in which it holds stock.

G.         Amend Supermajority Rule.  Under this proposal the supermajority needed to override a firm’s poison pill plan would be reduced from 80% to two-thirds.  TWI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.         Opt Out of State Takeover Laws.  Delaware has been a popular state for incorporation for many years.  Over half of the Fortune 500 firms are incorporated there, and just under one half of all NYSE firms.  Firms realize that Delaware depends so heavily on corporate franchise fees that it cannot afford to build a business environment that would be detrimental to corporate interests.  17% of the state’s revenue is raised by these fees.

Another reason for Delaware’s popularity is that state law requires that changes to the state’s corporate code must be approved by a supermajority of two-thirds in both houses.  This makes it highly unlikely that the existing code would quickly be amended in any way that would be against the interests of corporations. Furthermore, no revisions can be made without the review of the Delaware Bar Association’s Corporate Law Section.  This Section represents, to a large extent, the lawyers employed by the very firms that are incorporated in the state.

A recent Delaware takeover law (Section 203 of the Delaware General Corporation Code) provides that a company may not enter into a business combination with a 15% shareholder for three years after the 15% acquisition unless:

(a)        The acquirer had board approval for either the 15% or the proposed business combination before the aquirer gained the 15%; or

(b)        Upon consummation of the 15% acquisition, the shareholder owned at least 85% of the outstanding voting stock not owned by employee-directors of employee stock plans that do not allow individual employees to vote confidentially on whether to tender their shares; or

(c)        at the time of, or after, the 15% acquisition, the combination is approved by the board and two thirds of the outstanding shares not owned by the potential acquirer, voting at a special meeting (not by written consent).

This statute applies to all companies incorporated in Delaware unless a company opts out through board action amending the bylaws within 90 days of the effective date, or opts out through a charter or bylaw amendment approved by a majority of the outstanding shares at any time.

We conclude that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting firm’s shares.  We must, therefore, vote to opt out this restriction whenever it appears.

I.         Minimum Stock Ownership.  Some shareholder proposals induce directors to own a minimum amount of company stock.  The concern is that directors who have a fraction of their own wealth linked to the fortunes of the firm would be better induced to act solely in the best interests of the shareholders.  If managers have invested a high degree of their own wealth in the firm, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship.  Furthermore, they claim that the ownership of stock in the firm is not a prerequisite to acting solely in the best interests of the firm.  There also may be some concern among the directors regarding the diversification of their personal wealth.  They feel that their income is already tied to the fortunes of the firm, so why must they also have the performance of their personal investments similarly dependent.

It is not our policy to make the position of director so onerous that no capable people are interested in holding it.  On the other hand, by linking the personal interests of managers and directors with those of the shareholders the principal/agent problem is somewhat avoided and we can be more certain that the managers will do their best to maximize the value of the firm.  Jensen and Murphy (1990), however, argue that an ownership stake in the firm will not be motivation enough to make this link.  Our general policy guidelines would lead us to review each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

(a)	South Africa

(b)	Northern Ireland

(c)	Tobacco

(d)	Military contracts

(e)	Environmental Issues

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants. These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants’ investments.  In matters where there is no principal/agent problem and in which we have no overwhelming evidence of management incompetence, we generally will support management’s informed opinion regarding the firm’s operations.

Even if our instructions were not so restrictive, our fiduciary responsibilities direct us to work to achieve maximization of portfolio values.  To pursue any other objective would be to infringe upon that trust.  Pension plans have hundreds or thousands of participants and to form a consistent voting policy on social/political issues that could be agreed upon by a majority of these participants would be difficult or impossible.  We cannot use our proxy voting prerogative to effect the goals of private groups or individuals at the economic expense of our clients.

K.         Recommendation to Redeem Poison Pill (Shareholders Rights).  Poison pill plans have been adopted by many management groups in order to provide the firm with an effective anti-takeover measure.  In 1985, the Delaware Supreme Court upheld the right of management to adopt a poison pill without submitting it for stockholder approval.  More than 900 firms have adopted poison pills and only a handful have been put to shareholder vote.

Poison pill plans are invariably structured as a special dividend that is triggered by a single entity acquiring a certain percentage of the outstanding shares (30 to 40%).  The pill can be redeemed by the board if they are interested in accepting a friendly offer.  The elements of a poison pill include flip-over plans, flip-in plans, backed plans and voting plans.  New developments in poison pill technology include “second generation pills” and “chewable pills.”

Flip-over plans were first employed in 1984 by Crown Zellerbach.  This pill was upheld by the Delaware court in the 1985 Household decision, encouraging other firms to adopt this tested method.  Under its provisions, shareholders are issued rights to purchase more shares in the firm at a price well above market value. However, when the pill is triggered (by an acquirer obtaining a certain percentage of the shares or by the announcement of a substantial tender offer) the rights give the shareholders the license to buy shares in the newly formed firm at a substantial discount, usually halfprice.  If the merger is friendly, the management retains the right to repurchase these buying rights for a nominal fee (one to ten cents).  When legally upheld, this plan would effectively deter a potential purchaser.

Flip-in plans are similar to flip-over plans.  They are usually triggered by a higher level of acquirer stake (30 to 50%).  When triggered, a flip-in plan allows shareholders (with the exception of the triggering shareholder) the right to purchase additional shares in the target company for half price.  Once again, if the plan survives legal challenge this plan would thwart any acquirer’s designs.  Often plans contain a provision that waives the pill in the face of an all-cash offer for all outstanding shares.

Back-end plans allow all shareholders (except the hostile acquirer) the right to exchange their shares for cash, stock and/or notes in excess of the current market value of the shares.  This plan is now unpopular since it was found to be discriminatory by several court decisions.

Under the voting rights plan, preferred stock is distributed to shareholders.  When the pill is triggered the holders, except the hostile acquirer, receive multiple votes for their shares.  This will reduce the voting power of the bidder and deny it voting control.  This plan is also out of favor as it has been the subject of successful legal challenge.

A new poison pill invention is the “second generation pill.”  It was developed in response to the growing legal challenge to the earlier plans.  It combines both flip-in and flip-over plans and also includes a “shareholder referendum” provision.  Specifically, this provision allows a potential acquirer to call a special meeting in order to vote on the repeal of the pill.  To do so the bidder must have adequate financing and must be willing to pay for half the cost of the special meeting.  The meeting must be 90 to 120 days following the bidder’s request.  If a majority of the shares are voted in favor of the bidder the poison pill would be redeemed and the bidder’s offer would be accepted.

The so called “chewable pill” was reached as a compromise between the California Public Employees Retirement System and several firms in late 1988.  Like the second-generation pill this plan calls for a shareholder vote on the poison pill.  But the chewable pill is less restrictive.  The bidder is required to put up only 80% cash and could hold up to 20% of the outstanding shares when it called the special meeting.  Other requirements are similar to the plan above.

Management (which often call pills “shareholders right plans”) often claims that poison pills are not intended to prevent takeovers but are tools that force bidders to deal with management in order to obtain the maximum possible price.  It has been shown that firms with poison pill plans are 30% less likely to receive takeover proposals than firms without them.  The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

A study in 1986 by the SEC found that poison pills are among the most effective anti-takeover defenses available to management.  Almost half of all target firms with poison pills intact were shown to have survived the takeover attempt.  This is a much higher percentage than usual.  Firms which successfully defeated takeover attempts showed a substantial loss to shareholder wealth.  The decline in stock price averaged 17% over the following six months.  Although firms with the poison pill in place that were eventually taken over received a higher premium, this premium did not outweigh the loss to the non-acquired firms.  Furthermore, this premium was found to be only partially attributable to the presence of the poison pill.

Since poison pill plans usually have onerous effects on share value, we generally will vote to reject all existing forms of poison pill plans.

L.         Require Shareholder Approval of Any Targeted Share Placement.  Targeted share placement is the action of placing a large block of stock with a person or group.  The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control.  Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, TWI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.         Disclose Government Service Disclose Employee or Director Compensation.  By and large we feel that publishing this information would be improper, unduly burdensome, and of minimal value.  Scenarios in which we would find such information of use to us are rare.  It is our policy, therefore, to generally abstain or to reject such proposals.

Western Asset Management Company

Western Asset Management Company Limited

PROXY VOTING PROCEDURES

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  The authority to vote the proxies of our clients is established through investment management agreements or comparable documents.  In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare.  However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight.  The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority.  The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering.  Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions.  Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxy Voting.

(a)         Proxies are reviewed to determine accounts impacted.

(b)         Impacted accounts are checked to confirm Western Asset voting authority.

(c)         Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

(d)         If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

(e)         Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

(f)         Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing.  Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping.  Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

(a)         A copy of Western Asset’s policies and procedures.

(b)         Copies of proxy statements received regarding client securities.

(c)         A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

(d)         Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

(e)         A proxy log including:

1.         Issuer name;

2.         Exchange ticker symbol of the issuer’s shares to be voted;

3.         Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.         A brief identification of the matter voted on;

5.         Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.         Whether a vote was cast on the matter;

7.         A record of how the vote was cast; and

8.         Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure.  Western Asset’s proxy policies are described in the firm’s Part II of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest.  All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.         Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.         Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.         Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines.  Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.         Matters relating to the Board of Directors.  Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

(a)         Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

(b)         Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

(c)         Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

(d)         Votes are cast on a case-by-case basis in contested elections of directors.

2.         Matters relating to Executive Compensation.  Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

(a)         Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

(b)         Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

(c)         Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

(d)         Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.         Matters relating to Capitalization.  The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

(a)         Western Asset votes for proposals relating to the authorization of additional common stock.

(b)         Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

(c)         Western Asset votes for proposals authorizing share repurchase programs.

4.         Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions.  Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.         Matters relating to Anti-Takeover Measures.  Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

            (a)         Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

(b)         Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.         Other Business Matters.  Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

(a)         Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

(b)         Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.         Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.         Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.         Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.         Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.         Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.         Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.         Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.         Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.         Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client.  The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.  Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that:  (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client.  If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(i)	Declaration of Trust and Certificate of Trust.(1)
	(ii)	Written Instrument Establishing and Designating Shares of the Target Maturity Funds.(5)
	(iii)	Written Instrument Changing the Names of the Target Maturity Funds. (12)
(b)	By-Laws.(1)
(c)	Not applicable.
(d)	Investment Advisory Contracts.
	(i)	Investment Advisory Agreement with Wilshire Associates Incorporated for the Target Maturity Funds.(6)
	(ii)	Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated March 1, 1999, as amended as of September 30, 2004.(8)
	(iii)	Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated March 1, 1999, as amended as of September 30, 2004, as further amended as of August 4, 2006.(7)
	(iv)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company dated March 24, 2000.(8)
	(v)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company Limited dated August 25, 2000.(8)
	(vi)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Madison Square Investors LLC (formerly, “New York Life Investment Management LLC”) dated December 3, 2008.(12)
	(vii)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Mellon Capital Management Corporation (formerly, “BNY Asset Management”) dated June 28, 2006.(7)
	(viii)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Copper Rock Capital Partners, LLC dated June 8, 2006.(7)
	(ix)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company.(10)
	(x)	Amendment to Sub-Advisory Agreement between Wilshire Associates and Western Asset Management Limited.(10)
	(xi)	Amendment to Sub-Advisory Agreement between Wilshire Associates and Madison Square Investors LLC (formerly, “New York Life Investment Management LLC”) dated January 1, 2009.(12)
	(xii)	Amendment to Sub-Advisory Agreement between Wilshire Associates and Mellon Capital Management Corporation (formerly, “BNY Asset Management”).(10)
	(xiii)	Amendment to Sub-Advisory Agreement between Wilshire Associates and Copper Rock Capital Partners, LLC.(10)
	(xiv)	Amendment to Sub-Advisory Agreement between Wilshire Associates and PanAgora Asset Management, Inc.(10)
	(xv)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and PanAgora Asset Management, Inc. dated August 3, 2007.(8)

1

	(xvi)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Thomas White International, Ltd. dated November 30, 2007.(8)
	(xvii)	Sub-Advisory Agreement between Wilshire Associates Incorporated and ClearBridge Advisors, LLC dated March 9, 2009.(12)
	(xviii)	Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management, Inc. dated March 9, 2009.(12)
(e)	Distribution Agreement with SEI Investments Distribution Co. dated May 30, 2008.(9)
(f)	Not applicable.
(g)	(i)	Custodian Services Agreement.(5)
	(2)	Amended and Restated Schedule A as of May 1, 2006 to the Custodian Services Agreement dated June 27, 2005.(7)
(h)	(i)	Administration Agreement with SEI Investments Global Funds Services.(9)
	(ii)	Participation Agreement with Horace Mann Life Insurance Company.(2)
	(iii)	Participation Agreement with Great American Insurance Company for Target Maturity Funds.(10)
	(iv)	Participation Agreement with Annuity Investors Life Insurance Company.(10)
	(v)	Expense Limitation Agreement for Target Maturity Funds dated May 1, 2007.(10)
(i)	Opinion and Consent of legal counsel to be filed by amendment.
(j)	Consent of independent registered public accountant to be filed by amendment.
(k)	Not applicable.
(l)	Investment Letter from initial investor to the Registrant.(1)
(m)	(i)	Distribution Plan.(3)
	(ii)	Amended Distribution Plan for Target Maturity Funds.(12)
(n)	Not applicable.
(o)	Reserved.
(p)	Codes of Ethics
	(i)	Wilshire Variable Insurance Trust and Wilshire Associates Incorporated.(8)
	(ii)	Western Asset Management Company and Western Asset Management Limited.(4)
	(iii)	Madison Square Investors LLC (formerly, “New York Life Investment Management”).(12)
	(iv)	Mellon Capital Management Corporation (formerly, “BNY Asset Management”).(7)
	(v)	Copper Rock Capital Partners, LLC.(8)
	(vi)	PanAgora Asset Management, Inc.(12)
	(vii)	Thomas White International, Ltd.(8)
	(viii)	ClearBridge Advisors, LLC(12)
	(ix)	Victory Capital Management, Inc.(12)
(q)	(1)	Powers of Attorney for George J. Zock, Richard A. Holt, Harriet A. Russell, Roger A. Formisano and Suanne K. Luhn.(9)
	(2)	Power of Attorney for Theodore J. Beck(11)
_______________
(1)	Incorporated by reference to the initial Registration Statement filed on November 8, 1996.

2

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on or about April 30, 2004.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on or about September 30, 2004.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on or about February 28, 2005.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed on or about February 14, 2006.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on or about April 28, 2006.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed on or about April 16, 2007.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on or about April 22, 2008.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on or about October 16, 2008.
(10)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-14 filed on or about November 26, 2008.
(11)	Incorporated by reference to Registrant’s Post Effective Amendment No. 35 filed on or about February 27, 2009.
(12)	Incorporated by reference to Registrant’s Post Effective Amendment No. 38 filed on or about April 30, 2009.
*	Filed Herein

ITEM 29.	Persons Controlled By or Under Common Control with Registrant

Not applicable.

ITEM 30.	Indemnification

Article V of Registrant’s Declaration of Trust, provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of Investment Adviser

Wilshire Associates Incorporated (the “Adviser”) is the investment adviser to the Registrant.  The Adviser has entered into investment subadvisory agreements with Western Asset Management Company, Western Asset Management Limited, Madison Square Investors LLC, Mellon Capital Management Corporation, Copper Rock Capital Partners, LLC, PanAgora Asset Management, Inc., Thomas White International, Ltd., Victory Capital Management, Inc. and ClearBridge Advisors, LLC.

3

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT ADVISER

WILSHIRE ASSOCIATES INCORPORATED (“WILSHIRE”)

Set forth below is information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Wilshire is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.  Wilshire is registered under the Investment Advisers Act of 1940.  Information as to the directors and officers of Wilshire is as follows:

NAME AND POSITION WITH WILSHIRE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WILSHIRE	CAPACITY
Dennis Anthony Tito, Director and Chief Executive Officer
Aaron Eubanks, Chief Compliance Officer
Howard Tamotsu Yata, Managing Director
Cecilia Infee Loo, Managing Director
San Slawson, Chief Compliance Officer and Managing Director
Julia Kathleen Bonafede, Senior Managing Director
Lawrence E. Davanzo Senior Managing Director
Jeffrey L. Ennis, Senior Managing Director
William G. Bensur, Jr., Senior Managing Director
Peter G. Matheos, Senior Managing Director
David L. Hall, Senior Managing Director
Kevin Nee, President

4

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN ASSET”)

Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Western Asset is 385 E. Colorado Boulevard, Pasadena, California 91101.  Western Asset is registered under the Investment Advisers Act of 1940.  Information as to the directors and officers of Western Asset is as follows:

NAME AND POSITION WITH WESTERN ASSET	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WESTERN ASSET	CAPACITY
James William Hirschmann, III, President and Chief Executive Officer	WAMCL(66)	Director
Ronald Dewhurst	LM Asset Management Australia(20)	Director
Non-Employee Director	LM Asset Management Japan(21)	Director
	LM Poland I(26)	Member Supervisory Board
	LM Poland II(26)	Member Supervisory Board
	LM Holdings Limited(26)	Director
	WAMCL(66)	Director
	WAM Japan (67)	Director
	WAM Australia(68)	Director
	WAM Singapore(70)	Director
	WAM Holdings UK(69)	Director
Tom Lemke	Barrett Associates, Inc.(3)	Director
Non-Employee Director	LMCM(18)	Director
	Legg Mason, Inc.(26)	Senior Vice President and General Counsel
	Royce Associates, LLC(63)	Manager
Jefferey A. Nattans,	Legg Mason, Inc.(26)	Vice President
Non-Employee Director	Barrett(3)	Director
	LMCM(18)	Director
	LMIC(31)	Manager
	NS(1)	Director
	Bartlett(4)	Director
	Clear Adv(13)	Manager
	Clear Asset(14)	Manager
	GCIM(17)	Manager
	LMREC(37)	Director
	LMREC II(38)	Director
	PCM I(60)	Director
	PCM II(61)	Director
	Royce(63)	Manager
	WAMCL(66)	Director
	WAM Tokyo(67)	Director
	WAM Australia(68)	Director
	WAM Singapore(70)	Director

5

NAME AND POSITION WITH WESTERN ASSET	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WESTERN ASSET	CAPACITY
David A. Odenath,	Legg Mason, Inc.(26)	Senior Vice President
Non-Employee Director	Batterymarch(5)	Director
	Brandywine(8)	Manager
	LMCM(18)	Director
	LMGAA(25)	Director
	BGIM(9)	Director
	Brandywine Singapore(10)	Director
	Clear Adv(13)	Manager
	Clear Asset(14)	Manager
	GCIM(17)	Manager
	LMPFA(34)	Manager
	LMPPG(34)	Manager
	WAMCL(66)	Director
	WAM Tokyo(67)	Director
	WAM Australia(68)	Director
	WAM Singapore(70)	Director
Michael B Zelouf, Director of International Business and Head of London Operations	—	—
Suzanne Taylor-King, Finance Office	—	—
James J. Click, Director of Global Client Service & Marketing	—	—
Bruce Daniel Alberts, Chief Financial Officer	—	—
Charles A. (Tony) Ruys de Perez, General Counsel and Secretary; Head of Legal & Compliance	—	—
Brett B. Canon, Director of Risk Management & Operations	—	—
Daniel E. Giddings, Assistant Secretary;	—	—
Gavin L. James, Director of Portfolio Operations	—	—
_______________
(1)	3040692 Nova Scotia Company (“NS”), 44 Chipman Hill, 10th Floor, St. John, New Brunswick E2L 4S6, Canada
(2)	The Baltimore Company (“The Baltimore Co”), 100 International Drive, Baltimore, MD 21202
(3)	Barrett Associates, Inc. (“Barrett”), 565 Fifth Avenue, New York, NY 10017
(4)	Bartlett & Co. (“Bartlett”), 36 East Fourth Street, Cincinnati, OH 45202

6

(5)	Batterymarch Financial Management, Inc. (“Batterymarch”), 200 Clarendon Street, Boston, MA 02116
(6)	Batterymarch GP, LLC, 200 Clarendon Street, Boston, MA 02116
(7)	BMML, Inc. (“BMML”), 100 International Drive, Baltimore, MD 21202
(8)	Brandywine Global Investment Management, LLC (“Brandywine”), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104
(9)	Brandywine Global Investment Management (“BGIM”), Level 9, Leaf B, Tower 42, 25 Old Broad Street, London, England EC2N 1HQ
(10)	Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”), 36 Robinson House, #18, City House, Singapore
(11)	BRE Group, Inc. (“BRE”), 36 East Fourth Street, Cincinnati, OH 45202
(12)	Citi Fund Management Inc. (“Citi Funds”), 100 First Stamford Place, Stamford, CT 06902-6729
(13)	Clearbridge Advisors, LLC (“Clear Adv”), 620 Eight Avenue, New York, NY 10018
(14)	Clearbridge Asset Management, Inc. (“Clear Asset”), 620 Eight Avenue, New York, NY 10018
(15)	Fairfield Group, Inc. (“FG”), 200 Gibraltor Road, Horsham, PA 19044
(16)	Gray Seifert & Co (“GS”), 100 International Drive, Baltimore, MD 21202
(17)	Global Currents Investment Management, LLC (“GCIM”), 100 International Drive, Baltimore, MD 21202
(18)	Legg Mason Capital Management, Inc. (“LMCM”), 100 International Drive, Baltimore, MD 21202
(19)	Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”), 44 Chipman Hill, 10th Floor, St. John, New Brunswick E2L 4S6, Canada
(20)	Legg Mason Asset Management Australia Limited, Level 13, 120 Collins Street, Melbourne, Victoria 3000, Australia
(21)	Legg Mason Securities (Japan) Co., Ltd., Ote Center Building, 1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan
(22)	Legg Mason Charitable Foundation, Inc. (“LMCF”), 100 International Drive, Baltimore, MD 21202
(23)	Legg Mason Fund Adviser, Inc. (“LMFA”), 100 International Drive, Baltimore, MD 21202
(24)	Legg Mason Funding, Corp. (“LMFC”), 100 International Drive, Baltimore, MD 21202
(25)	Legg Mason Global Asset Allocation, LLC (“LMGAA”), 620 8th Ave., New York, NY 10018
(26)	Legg Mason, Inc., 100 International Drive, Baltimore, MD 21202
(27)	Legg Mason & Co. LLC (“LeggCo”), 100 International Drive, Baltimore, MD 21202
(28)	Legg Mason International Holdings, LLC (“LMIH”), 100 International Drive, Baltimore, MD 21202
(29)	Legg Mason International Holdings II, LLC (“LMIH II”), 100 International Drive, Baltimore, MD 21202
(30)	Legg Mason International Holdings (Chile), LLC (“LMIH Chile”), El Regidor No 66, Piso 10, Las Condes, Santiago, Chile
(31)	Legg Mason Investment Counsel, LLC (“LMIC”), 100 International Drive, Baltimore, MD 21202
(32)	Legg Mason Investor Services, LLC “(LMIS”), 100 International Drive, Baltimore, MD 21202
(33)	Legg Mason Marketing Co, LLC (“LM Marketing”), 100 International Drive, Baltimore, MD 21202
(34)	Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 399 Park Ave., New York, NY 10022
(35)	Legg Mason Political Action Committee (“LMPAC”), 100 International Drive, Baltimore, MD 21202
(36)	Legg Mason Properties, Inc. (“LM Properties”), 5955 Carnegie Boulevard, Suite 200, Charlotte, NC 28209
(37)	Legg Mason Real Estate Capital, Inc. (“LMREC”), 10880 Wilshire Blvd., Suite 1750, Los Angeles, CA 90024
(38)	Legg Mason Real Estate Capital, Inc. II (“LMREC II”), 10880 Wilshire Blvd., Suite 1750, Los Angeles, CA 90024
(39)	Legg Mason Real Estate Investors, Inc. (“LMREI”), 100 International Drive, Baltimore, MD 21202
(40)	Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”), 100 International Drive, Baltimore, MD 21203
(41)	Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”), 100 International Drive, Baltimore, MD 21202
(42)	Legg Mason Realty Capital, Inc. (“LMRC”), 100 International Drive, Baltimore, MD 21202
(43)	Legg Mason Realty Group, Inc. (“LMRG”), 100 International Drive, Baltimore, MD 21202
(44)	Legg Mason Realty Partners, Inc. (“LMRP”), 100 International Drive, Baltimore, MD 21202
(45)	Legg Mason Technology Services, Inc. (“LMTS”), 100 International Drive, Baltimore, MD 21202
(46)	Legg Mason Tower, Inc. (“LM Tower”), 100 International Drive, Baltimore, MD 21202
(47)	Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”), 100 International Drive, Baltimore, MD 21202
(48)	LM BAM, Inc. (“LM BAM”), 46 Public Square, Suite 700, Wilkes Barre, PA 18701
(49)	LM Capital Company (“LMCC”), 100 International Drive, Baltimore, MD 21202
(50)	LM Capital Support I (“LMCS I”), 100 International Drive, Baltimore, MD 21202
(51)	LM Capital Support II (“LMCS II”), 100 International Drive, Baltimore, MD 21202
(52)	LM Capital Support III (“LMCS III”), 100 International Drive, Baltimore, MD 21202
(53)	LM Capital Support IV (“LMCS IV”), 100 International Drive, Baltimore, MD 21202
(54)	LM Capital Support V (“LMCS V”), 100 International Drive, Baltimore, MD 21202
(55)	LM Holdings, Limited (“LM Holdings”), 155 Bishopsgate, London EC2M 3TY, England
(56)	LMRC II, Inc. (“LMRC II”), 100 International Drive, Baltimore, MD 21202
(57)	LMRC Properties, Inc. (“LMRC Properties”), 100 International Drive, Baltimore, MD 21202

7

(58)	LMM LLC (“LMM”), 100 International Drive, Baltimore, MD 21202
(59)	LMRES Holdings (“LMRES Hldgs”), 100 International Drive, Baltimore, MD 21202
(60)	PCM Holdings I, Inc. (“PCM I”), 8889 Pelican Bay Boulevard, Suite 500, Naples, FL 34108-7512
(61)	PCM Holdings II, LLC (“PCM II”), 8889 Pelican Bay Boulevard, Suite 500, Naples, FL 34108-7512
(62)	Permal Asset Management, Inc. (“Permal”), 900 Third Ave. 28th Floor, New York, NY 10022
(63)	Royce & Associates, LLC (“Royce”), 1414 Avenue of the Americas, New York, NY 10019
(64)	Smith Barney Fund Management (“SBFM”), 300 First Stamford Place, Stamford, CT 06902
(65)	Western Asset Management Company (“WAM”), 385 East Colorado Boulevard, Pasadena, CA 91101
(66)	Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London EC2A 2EN, England
(67)	Western Asset Management Company Ltd (“WAM Tokyo”), Ote Center Building, 1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan
(68)	Western Asset Management Company Pty Ltd (“WAM Australia”), Level 13, 120 Collins Street, GPO Box 507, Melbourne Victoria 3000, Australia
(69)	Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”), 10 Exchange Square, Primrose Street, London EC2A 2EN, England
(70)	Western Asset Management Company Pte, Ltd (“WAM Singapore”), 1 George Street, #23-01, Singapore 049145

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

MADISON SQUARE INVESTORS LLC (“MADISON SQUARE”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Madison Square is 1180 Avenue of the Americas, New York, NY 10036.  Madison Square is registered under the Investment Advisers Act of 1940.  Information as to the officers and directors of Madison Square is as follows:

NAME AND POSITION WITH MADISON SQUARE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN MADISON SQUARE AND RELATED CAPACITY
John Y. Kim, Chairman
Manager; President and Chief Executive Officer, New York Life Investment Management LLC; Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager, Member of the Audit Committee and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the  Compensation Committee, NYLCAP Manager LLC, Madison Square Investors LLC and Institutional Capital; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation

John H. Siciliano, Manager
Manager, Senior Managing Director and Head of Investment Boutiques, New York Life Investment Management LLC; Manager of New York Life Investment Management Holdings LLC; Manager and member of the Audit Committee of NYLIFE Distributors Manager and Member of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, McMorgan & Company LLC and NYLCAP Manager LLC

Michael E. Sproule, Manager & Chairman of the Audit Committee
Manager and Chairman of the Audit Committee, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, New York Life Investment Management LLC, Madison Capital Funding LLC, New York Life International, LLC; Manager, New York Life Investment Holdings LLC; Director, Committee Member, NYLIAC; Manager, Member of the Executive Committee, NYLIFE LLC; Director, Gresham Mortgage; Director, NYLUK I Company, NYLUK II Company.

8

NAME AND POSITION WITH MADISON SQUARE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN MADISON SQUARE AND RELATED CAPACITY
Gary E. Wendlandt, Manager
Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee, New York Life Investment Management LLC; Vice Chairman of the Board and Chief Investment Officer of New York Life Insurance Company; Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director and Member of the Audit Committee of Fianzas Monterrey, S.A.; Second Vice Chairman of HSBC New York Life Seguros de Retiro (Argentina) S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director and Member of the Audit Committee of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee and Compensation Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC, Madison Square Investors LLC  and McMorgan &Company LLC; Manager and Member  of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital India Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Vice Chairman in charge of Investment &Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman and Second Vice President of HSBC New York Life Seguros de Vida (Argentina) S.A. and HSBC New York Life Seguros de Retivo (Argentina) S.A.

Tony H. Elavia, Manager, Chief Executive Officer
Senior Managing Director, New York Life Investment Management LLC; Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Manager and Chief Executive Officer of Madison Square Investors LLC

Michael P. Maquet, President and Chief Operating Officer	Senior Managing Director, New York Life Investment Management LLC
Tara McAleer, Director and Chief Compliance Officer	Director and Chief Compliance Officer, New York Life Investment Management LLC
Jennifer Oberschewen, Director and Chief Financial Officer	None

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

MELLON CAPITAL MANAGEMENT CORPORATION (“MELLON”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Mellon Capital Management is 50 Fremont Street, Suite 3900, San Francisco, CA  94105.  Mellon Capital Management is an indirect wholly owned subsidiary of BNYMellon.  Information as to the officers and directors is as follows:

NAME AND POSITION WITH MELLON	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN MELLON	CAPACITY
Charles J. Jacklin, President and Chief Executive Officer of Mellon Capital Management; Director	—	—

9

NAME AND POSITION WITH MELLON	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN MELLON	CAPACITY
William L. Fouse, Chairman Emeritus	—	—
Thomas B. Hazuka, Former Vice Chairman	—	—
Thomas F. Loeb, Chairman of the Board of Directors	—	—
Phil Maisano, Director	—	—
Robald P. O’Hanley, Director	—	—
William Rydell, Former Vice Chairman and Board of Directors	—	—
Scott E. Wennerholm, Director	—	—
Michael Ho, Executive Vice President and Chief Investment Officer	—	—
Vikas Oswal, Executive Vice President and Chief Investment Strategist	—	—
Gabriela Parcella, Executive Vice President and Chief Operating Officer	—	—
James Tufts, Executive Vice President and Head of Client Service, Sales & Marketing	—	—
John Cone, Director	—	—
Oliver E. Buckley, Executive Vice President and Head of Active Equity strategies	—	—

10

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

COPPER ROCK CAPITAL PARTNERS, LLC (“COPPER ROCK”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Copper Rock is 200 Clarendon Street, Boston, MA 02116.  Copper Rock is registered under the Investment Advisers Act of 1940.  Information as to the officers and directors of Copper Rock is as follows:

NAME AND POSITION WITH COPPER ROCK	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN COPPER ROCK	CAPACITY
Tucker Walsh, Chief Executive Officer, Head of Portfolio Management and Manager	—	—
Peter J. Hadelman, Principal and Head of Relationship Management	—	—
Gregory Poulos, Principal, Assistant Portfolio Manager and Senior Analyst	—	—
David C. Cavanaugh, Principal, Assistant Portfolio Manager and Senior Analyst	—	—
Michael Callahan, Principal and Head Trader	—	—
Michael A. Forrester, Principal and Chief Operating Officer	—	—
Stephen P. Dexter, Principal, Chief Investment Officer, International Equities and Portfolio Manager	—	—
Harry D. Shea, Principal and Portfolio Manager	—	—
Denise D. Selden, Principal and Portfolio Manager	—	—

11

NAME AND POSITION WITH COPPER ROCK	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN COPPER ROCK	CAPACITY
Linda Tilton Gibson, Manager
-Old Mutual (US) Holdings Inc.
-300 North Capital, LLC (f/k/a Provident Investment Counsel, LLC)
-Old Mutual Capital, Inc.
-Old Mutual Asset Managers (UK) Ltd.
-Acadian Asset Management LLC
-Ashfield Capital Partners, LLC
-Larch Lane Advisors LLC
-2100 Xenon Group LLC
-Chief Operating Officer -Director -Director -Director -Director -Director -Director -Director
Thomas Moynihan Turpin, Manager
-Old Mutual (US) Holdings Inc.

-Barrow, Hanley, Mewhinney & Strauss, Inc.
-Thompson, Siegel & Walmsley LLC
-Dwight Asset Management Company LLC
-Clay Finlay LLC
-Old Mutual Capital, Inc.
-Acadian Asset Management LLC
-Liberty Ridge Capital
-Larch Lane Advisors, LLC
-300 North Capital, LLC (f/k/a Provident Investment Counsel, LLC)
-Ashfield Capital Partners, LLC
-Old Mutual Asset Managers (UK) Ltd.
-Analytic Investors, LLC
-2100 Xenon Group LLC
-Rogge Global Partners plc
-Investment Counselors of Maryland, LLC
-LML Holdings Inc.
-President and Chief Executive Officer -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director -Director

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

PANAGORA ASSET MANAGEMENT, INC. (“PANAGORA”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, MA 02210.  PanAgora is registered under the Investment Advisers Act of 1940.  Information as to the officers and directors of PanAgora is as follows:

12

NAME AND POSITION WITH PANAGORA	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN PANAGORA	CAPACITY
Eric H. Sorensen, Ph.D. President and Chief Executive Officer	—	—
Ronald Hua, CFA, Chief Investment Officer, Equity and Head of equity Research	—	—
Edward Qian, Ph.D., CFA, Chief Investment Officer, Macro Strategies and Head of Macro Research	—	—
Robert Job, CFA, Head of Business Development	—	—
Michael Turpin, CFA, Chief Operating Officer	—	—
Louis X. Iglesias, CFA, Chief Compliance Officer	—	—

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

THOMAS WHITE INTERNATIONAL, LTD. (“THOMAS WHITE”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Thomas White and Best Independent Research, LLC is 440 S. LaSalle Street, Suite 3900, Chicago, Illinois.  Thomas White is registered under the Investment Advisers Act of 1940.  Information as to the officers and directors of Thomas White is as follows:

NAME AND POSITION WITH THOMAS WHITE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN THOMAS WHITE	CAPACITY
Thomas S. White, Jr., Chairman, President and Treasurer	Best Independent Research, LLC	President
Douglas M. Jackman, CFA, Executive Vice President and Secretary	Best Independent Research, LLC	Executive VP
Wei Li, Ph.D., CFA, Executive Vice President	Best Independent Research, LLC	Executive VP
Timothy C. Holt, CFA, Executive Vice President	—	—
Stathy Manos White, Senior Vice President	—	—

13

NAME AND POSITION WITH THOMAS WHITE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN THOMAS WHITE	CAPACITY
David Sullivan II, Senior Vice President	—	—
Jinwen Zhang, Ph.D., CFA, Senior Vice President	—	—
Xiao Yan Chen, Vice President	—	—
Yanhui Ma, Vice President	—	—
Lynn F. Becker, Vice President	—	—

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

VICTORY CAPITAL MANAGEMENT, INC. (“VICTORY”)

Set forth below is information as to any business, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of Victory is 127 Public Square, Cleveland, OH 44114.  Victory is registered under the Investment Advisers Act of 1940.  Information as to the directors and officers of Victory is as follows:

Victory Capital Management Inc.

NAME AND POSITION WITH VICTORY	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN VICTORY	CAPACITY
David C. Brown, Chief Operating Officer and Senior Managing Director	—	—
Kenneth F. Fox, Chief Compliance Officer	—	—
Linda A. Grandstaff, Director	—	—
Gregory N. River, Head of Equities and Senior Managing Director	—	—
Craig Fuch, Head of Fixed Income and Managing Director	—	—

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NAME AND POSITION WITH VICTORY	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN VICTORY	CAPACITY
Robert L. Wagner, President and Chief Executive Officer	—	—
Richard G. Zeiger, Secretary and Senior Vice President	—	—
Lawrence G. Babin, Chief Investment Officer Diversified Equity and Senior Managing Director	—	—
Michael Black, Chief Financial Officer	—	—
Leslie Globits, Chief Investment Officer Mid Cap Equity and Managing Director	—	—
Richard A. Janus, Chief Investment Officer Convertible Securities and Senior Managing Director	—	—
Matthias A. Knerr, Chief Investment Officer International Large Cap Equity	—	—
Margaret Lindsay, Chief Investment Officer International Small Cap Equity and Senior Managing Director	—	—
Erick F. Maronak, Chief Investment Officer Large Cap Growth and Senior Managing Director	—	—
Gary H. Miller, Chief Investment Officer Small Cap Value Equity and Managing Director	—	—
Arvind K. Sachdeva, Chief Investment Officer Large Cap Value and Senior Managing Director	—	—

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT’S INVESTMENT SUBADVISER,

CLEARBRIDGE ADVISORS, LLC (“CLEARBRIDGE”)

Set forth below is information as to any business, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.  The principal business address of ClearBridge is 620 8th Avenue, New York, NY 10018.  ClearBridge is registered under the Investment Advisers Act of 1940.  Information as to the directors and officers of ClearBridge is as follows:

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NAME AND POSITION WITH CLEARBRIDGE	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN CLEARBRIDGE	CAPACITY
Charles J. Daley, Director	Legg Mason, Inc.	CFO, Treasurer
Jeffrey Nattans, Director	Legg Mason, Inc.	Sr. Vice President
David Odenath, Senior Executive Vice President	Legg Mason, Inc.	Sr. Vice President President Prudential Annuities
Peter E. Sundman, President, Chief Executive Officer and Director	ClearBridge Since 1/09 Neuberger Investment Management, Inc.	Chairman, CEO Neuberger Funds
Harry D. Cohen, Chief Investment Officer	—	—
Barbara Brooke Manning, General Counsel and Chief Compliance Officer	—	—
Terence J. Murphy, Chief Operating Officer	—	—

ITEM 32.	Principal Underwriter

(a)
SEI Investments Distribution Co. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 19, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
Barclays Global Investors Funds	March 31, 2003
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005

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The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
Forward Accessor Funds	March 1, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 4, 2008
FaithShares Trust	August 7, 2009
Schwab Strategic Trust	October 12, 2009

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

The following is a list of the directors and executive officers of the Distributor.  Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Distributor	Positions with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin Barr	President & Chief Executive Officer	None
Maxine Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
John C. Munch	General Counsel & Secretary	None
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President & Assistant Secretary	None
John Coary	Vice President & Assistant Secretary	None
John Cronin	Vice President	None
Robert Silvestri	Vice President	None

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ITEM 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained (i) at the offices of the Registrant; (ii) at the offices of Registrant’s administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (iii) at the offices of Registrant’s principal underwriter, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456; (iv) at the offices of Registrant’s investment adviser or subadvisers, Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085; Western Asset Management Company, 385 E. Colorado Boulevard, Pasadena, California 91101; Western Asset Management Limited, 155 Bishopsgate, London EC2M 3XG England; Madison Square Investors LLC, 1180 Avenue of the Americas, New York, NY 10036; Mellon Capital Management, 50 Fremont Street, Suite 3900, San Francisco, CA  94105; Copper Rock Capital Partners, LLC, 200 Clarendon Street, Boston, MA 02116; PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston, MA 02210; Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, IL; Victory Capital Management, Inc., 127 Public Square, Cleveland, OH 44114; and ClearBridge Advisors, LLC, 620 8th Avenue, New York, NY 10018 or (v) at the offices of Registrant’s custodian, PNC Global Investment Servicing Inc., 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153.

ITEM 34.	Management Services

Not applicable.

ITEM 35.	Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 45 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and State of California, on the 25th day of February, 2010.

WILSHIRE VARIABLE INSURANCE TRUST By: /s/ Lawrence E. Davanzo Lawrence E. Davanzo, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to the registration statement has been signed below on February 25, 2010 by the following persons in the capacities indicated.

Signature	Title	Date
/s/ Lawrence E. Davanzo Lawrence E. Davanzo	President (Principal Executive Officer) and Trustee	February 25, 2010
Theodore J. Beck* Theodore J. Beck	Trustee	February 25, 2010
Roger A. Formisano* Roger A. Formisano	Trustee	February 25, 2010
Richard A. Holt* Richard A. Holt	Trustee	February 25, 2010
Suanne K. Luhn* Suanne K. Luhn	Trustee	February 25, 2010
Harriet A. Russell* Harriet A. Russell	Trustee	February 25, 2010
George J. Zock* George J. Zock	Trustee	February 25, 2010
/s/ Michael Wauters Michael Wauters	Treasurer	February 25, 2010
*By: /s/ Lawrence E. Davanzo
Lawrence E. Davanzo

As Attorney-in-Fact and Agent pursuant to the powers of attorney previously filed.

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